SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                 Amendment No. 3

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|X|     Preliminary Proxy Statement         |_|    Confidential, for Use of the
|_|     Definitive Proxy Statement                 Commission Only (as permitted
|_|     Definitive Additional Materials            by Rule 14a-6(e)(2))
|_|     Soliciting Material Pursuant to Rule
        14a-11(c) or Rule 14a-12

          PROMETHEUS INCOME PARTNERS, a California limited partnership
                (Name of Registrant as Specified in Its Charter)

           PROMETHEUS DEVELOPMENT CO., INC., a California corporation
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|     No fee required.

|X|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

               Units of limited partner interest


        (2)    Aggregate number of securities to which transaction applies:
               15,544


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               $1,445. The per unit price is equal to the merger consideration to be received per limited partner unit in the registrant. The Merger consideration is estimated based on certain financial information as of December 31, 2000 and is subject to adjustment as set forth herein.


        (4)    Proposed maximum aggregate value of transaction:  $22,461,080(1)


        (5)    Total Fee Paid:  $4,493


|X|     Fee paid previously with preliminary materials.

|X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid: $4,493
(2)     Form, Schedule or Registration Statement no.:  preliminary Schedule 14A

(3)     Filing Party: Prometheus Development Co., Inc.
(4)     Date Filed: June 28, 2000  and February 28,2001

                           PROMETHEUS INCOME PARTNERS

To the limited partners of Prometheus Income Partners-YOUR VOTE IS VERY
IMPORTANT

      You are cordially invited to attend a meeting of the limited partners of Prometheus Income Partners. At the meeting, holders of the units of limited partner interests in Prometheus Income Partners will consider and vote on the proposals of Prometheus Development Co., Inc., Prometheus Income Partners' general partner, described in the accompanying notice of meeting and proxy statement.

     The primary substantive proposal to be voted upon at the meeting is the proposed merger of PIP Acquisition, LLC with and into Prometheus Income Partners. PIP Acquisition is a wholly owned subsidiary of PIP Partners - General, LLC, which is an affiliate of the general partner of the partnership and the owner of 18.2% of the outstanding units. Prometheus Income Partners, PIP Partners and Prometheus Development Co. are all under the common control of Sanford Diller, who is also the principal beneficial owner of these entities. As more fully described below and in the accompanying proxy statement, in the proposed transaction, if approved and consummated, each limited partner of Prometheus Income Partners other than PIP Partners will be entitled to receive an amount calculated as the effective liquidation value of the units they hold, which amount will be at least $1,200 per unit. The calculation will be based on an independent appraisal of the partnership's apartment properties and will factor in the actual costs to repair existing construction defects in these properties and the net recovery (if any) in litigation currently being pursued by the partnership relating to these defects in these properties. A non-refundable advance on the merger consideration will be paid to the limited partners (other than PIP - General) in the amount of $1,200 per unit promptly following the approval and consummation of the merger. This amount represents a current estimate of the liquidation value of each limited partnership unit as calculated in accordance with the partnership's agreement of limited partnership, net of the estimated costs to repair existing defects and a reserve of currently restricted cash. Because the actual costs to repair these defects and the outcome of the litigation at this point is unknown, the balance of the merger consideration (if any) will be paid promptly following completion of repairs of the existing construction defects in the partnership's properties and final resolution of the pending litigation. After the merger, PIP Partners will hold all of the units. A majority of the units (50% or more), or 9,498 Units, must be voted in favor of the merger proposal for the proposal to be approved.

      The merger consideration will be fixed at the sum each limited partnership unit would receive under the partnership's partnership agreement upon liquidation (the "Liquidation Value") after giving effect to (i) the sale of the partnership's rental properties for the market value thereof as determined by a recently obtained independent appraisal, (ii) the repayment in full of the existing mortgages on these properties (together with any prepayment penalty in respect of such repayment), (iii) the repair of existing construction defects in these properties for a value equal to the ultimate cost to the partnership of these repairs and (iv) the net recovery by the partnership (if any) in litigation being prosecuted by the partnership with respect to those construction defects. As of the date of the attached proxy statement, any attempt to put a value on the cost of these repairs and the associated litigation would be mere conjecture and potentially unfair to the limited partners. Accordingly, the ultimate amount of the merger consideration will be fixed and paid when the defects have been repaired and the litigation has been finally resolved.

      The date, time and place of the meeting are as follows:

               April  __, 2001
               1:30 p.m., local time
               [Location]

      In connection with the proposed merger, please note that:


      o Prometheus Income Partners, PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co. (the partnership's general partner), PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

      o The Liquidation Value was determined on the basis of an independent appraisal of the market value of the partnership's properties. This appraised market value could be greater than or less than the amount for which these properties could be sold at any given time.

      o If the merger occurs, you will not receive any future distributions from operating cash flow of Prometheus Income Partners or upon any sale or refinancing of the properties owned by it. You will, however, be entitled to receive the deferred component of the merger consideration (if any) calculated as set forth above and in the accompanying materials.

      o Even if current cash reserves together with any recovery in pending litigation are insufficient to cover the actual cost of repair of existing construction defects, you will not be required to return any portion of the $1,200 advance on the merger consideration initially to be paid to you in respect of each unit held by you.

      o Due to construction defects in the partnership's properties and pending recovery (if any) in the litigation regarding the defects, there have been no cash distributions since 1996, although Prometheus Income Partners has generated income to the limited partners on which the limited partners may have been subject to income tax. The general partner estimates that as of December 31, 2000, these tax liabilities approximated $125 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. As a result of the merger, the limited partners will retain no interest in the partnership. Thus, after the current fiscal year of Prometheus Income Partners, there will be no additional tax liability for the limited partners with respect to the partnership, and PIP Partners - General, as holder of all interests in the partnership, will bear all risk of loss to the partnership's properties.

      o There is only a sporadic secondary trading market in the units. To the best of Prometheus Income Partners' knowledge, the highest sale price in the last two years in the secondary market was $601 per unit, other than the recent block purchase by PIP Partners and a recent tender offer for a limited number of units at $650 and $800 per unit.

      For further information on the factors considered by Prometheus Development Co. in approving the merger, please see the disclosure beginning on page 27 of the accompanying proxy statement.

      The merger will provide you with the opportunity to liquidate your investment in Prometheus Income Partners for cash at a price and on terms that Prometheus Development Co. believes are fair to the limited partners. If the transaction occurs, the reporting obligations of the partnership under the federal securities laws are expected to cease, although you will receive periodic status reports on the construction defects, the repairs performed and to be performed, and the conduct of the litigation. Unlike in a liquidation of Prometheus Income Partners, the merger will not require limited partners to continue to hold interests in Prometheus Income Partners until all contingent liabilities have been settled.

      The merger will not happen unless limited partners holding greater than 50% of the units approve the merger proposal. PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

      The enclosed Proxy Statement is dated April _, 2001 and is first being mailed to limited partners on or about April __, 2001. Only limited partners who held their units at the close of business on April __, 2001 will be entitled to vote at the meeting.

      Prometheus Development Co., considering, among other factors, that the limited partners will be able to liquidate their interests in Prometheus Income Partners, has determined that the transaction is fair to the partnership and its limited partners and recommends that you vote for the merger proposal and for the adjournment proposal. A vote for the merger proposal is a vote to have PIP Acquisition merge with and into Prometheus Income Partners, and to pay the Liquidation Value, including the advance thereon of $1,200 per unit to each limited partner (other than PIP Partners) in respect of the units held by them. A vote for the adjournment proposal is a vote to allow Prometheus Development Co. the discretion, in the event that insufficient proxies or votes for the merger proposal have been received or cast to approve the merger, to adjourn the meeting to allow Prometheus Development Co. to continue to solicit proxies.

      The enclosed Proxy Statement explains in detail the terms of the proposed transaction and related matters. Please carefully review and consider all of this information.

      The approval of the merger is an important decision for Prometheus Income Partners and its limited partners. Whether or not you plan to attend the meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote in person.

      Your vote is important. If you return your proxy, you do not have to attend the meeting in order to vote your units.

      On behalf of the general partner, I thank you for your support and appreciate your consideration of these matters.

                                            Prometheus Development Co., Inc., a
                                            California corporation

                                            /s/    John J. Murphy
                                                ------------------------
                                            By:    John J. Murphy
                                            Title: Vice President



Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the transaction, passed upon the merits or fairness of this transaction or passed upon the accuracy or adequacy of the disclosure contained in this document. Any representation to the contrary is a criminal offense.

                           PROMETHEUS INCOME PARTNERS
                      NOTICE OF MEETING OF LIMITED PARTNERS

      Notice is hereby given that a meeting of the limited partners of Prometheus Income Partners, a California limited partnership, will be held at 1:30 p.m., local time, on April __, 2001, at [Location].

      The purposes of the meeting are:

      1. To consider and vote on a proposal to approve the Agreement and Plan of Merger dated as of June 22, 2000 (as amended and restated as of January 31, 2001) by and among Prometheus Income Partners, PIP Partners - General, LLC, a California limited liability company, and PIP Acquisition, LLC, a California limited liability company and a wholly owned subsidiary of PIP Partners, each an affiliate of Prometheus Development Co., Inc. (the general partner of Prometheus Income Partners), pursuant to which (a) PIP Acquisition will be merged with and into Prometheus Income Partners and (b) each outstanding limited partner unit of Prometheus Income Partners (other than units held by PIP Partners) will be converted into the right to receive the deemed liquidation value of the units they hold in accordance with the partnership's partnership agreement based on an independent appraisal of the market value of the partnership's apartment properties and after giving effect to the repair of existing construction defects in these properties and any recovery in litigation currently being pursued to the partnership relating to these defects in these properties. The merger consideration is payable in cash at the time these defects in the partnership's properties have been repaired and this litigation has been resolved. A non-refundable cash advance on the merger consideration in the amount of $1,200 per unit will be payable promptly following approval and consummation of the merger. Approval of this proposal will also constitute approval of all of the transactions contemplated by the merger, including the merger of PIP Acquisition with and into Prometheus Income Partners.

      2. To consider and vote on a proposal to permit Prometheus Development Co., the general partner of Prometheus Income Partners, to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

      3. To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

      These items of business are described in this Proxy Statement. Only limited partners of Prometheus Income Partners of record at the close of business on April __, 2001, the record date, are entitled to notice of and to vote at the meeting. You may vote in person at the meeting, even if you have returned a proxy. If you return your proxy, you do not have to attend the meeting in order to vote your units.

      If the merger proposal is approved and the merger is consummated, limited partners will have no dissenter's or appraisal rights with respect to the merger.

                                          By:  Prometheus Development Co., Inc.,
                                          a California corporation

                                            /s/           John J. Murphy
                                                   -----------------------------
                                            By:           John J. Murphy
                                            Title:        Vice President

Redwood City, California
April __, 2001

      Whether or not you plan to attend the meeting, we urge you to complete, date, sign and promptly return the accompanying proxy in the enclosed self-addressed stamped envelope. Returning your proxy does NOT deprive you of your right to attend the meeting and to vote your units in person.

                                 PROXY STATEMENT

                                       of

                        PROMETHEUS DEVELOPMENT CO., INC.

                               Dated April _, 2001

                   QUESTIONS AND ANSWERS ABOUT THE TRANSACTION

      The following questions and answers are intended to provide brief answers to some commonly asked questions. These questions and answers do not, and are not intended to, address all questions that may be important to you.

Q:    What is the transaction?

A: The transaction is a statutory merger whereby PIP Acquisition, LLC, a wholly owned subsidiary of PIP Partners - General, LLC and an affiliate of Prometheus Development Co., Inc., the general partner of Prometheus Income Partners, will merge into Prometheus Income Partners. If a majority of the units of limited partner interest of Prometheus Income Partners are voted for transaction and the other conditions to the transaction described below are satisfied, PIP Acquisition will merge into Prometheus Income Partners, you will be entitled to receive merger consideration in the sum equal to the deemed liquidation value of the units you hold in accordance with the partnership's partnership agreement based on an independent appraisal of the market value of the partnership's apartment properties and after giving effect to the repair of existing construction defects in these properties and any recovery in pending litigation being pursued by the partnership relating to those defects. This deemed liquidation value is referred to in this proxy statement as the "Liquidation Value." Following the merger, you will no longer be a limited partner of Prometheus Income Partners. Instead, PIP Partners will hold all of the outstanding units.

Q:    How will the Liquidation Value be determined?

A: The Liquidation Value will be fixed at the sum each limited partnership unit would receive under the partnership's partnership agreement upon liquidation after giving effect to (i) the sale of the partnership's rental properties for the market value thereof as determined by a recently obtained independent appraisal, (ii) the repayment in full of the existing mortgages on these properties (together with any prepayment penalty in respect of such repayment), (iii) the repair of existing construction defects in these properties for a value equal to the ultimate cost to the partnership of these repairs and (iv) the net recovery by the partnership (if any) in litigation being prosecuted by the partnership with respect to these construction defects. As of the date of the attached proxy statement, any attempt to put a value on the cost of these repairs and the associated litigation would be mere conjecture and potentially unfair to the limited partners. Accordingly, the ultimate amount of the merger consideration will be fixed and paid when the defects have been repaired and the litigation has been finally resolved.

Q:    When will the merger consideration be paid?

A: An advance on the merger consideration will be paid to the limited partners (other than PIP Partners) in the amount of $1,200 per unit promptly following the approval and consummation of the merger. This amount represents a current estimate of the Liquidation Value, net of currently restricted cash and a reserve for the repairs in the amount estimated by the partnership necessary to repair known defects. If the

      Liquidation Value as finally determined exceeds the amount of this advance, a final payment of the balance of the Liquidation Value will be paid promptly following repair of the existing construction defects in the partnership's properties and the final resolution of the pending litigation regarding these defects. Even if the Liquidation Value as finally determined is less than the amount paid as an advance to the limited partners, the limited partners will not be required to return any part of such advance. PIP Partners, which currently holds 3,451 units (18.2% of the outstanding units), will not receive any merger consideration in respect of the units it holds at the time of the merger.

Q: What are the principal benefits to the limited partners of the transactions?

A:   The principal benefits include:

     o Upon the completion of the transaction, the limited partners, other than PIP Partners, will receive the Liquidation Value, in cash, in exchange for each of their units and, accordingly, those limited partners would no longer bear the risks inherent in the ownership and operation of real property through Prometheus Income Partners. This price has been fixed based on an independent appraisal of the market value of partnership's apartment properties. The minimum amount of the merger consideration to be paid to the limited partners is more than $500 greater than the price paid for units in recent transactions of which Prometheus Development Co. is aware, other than a privately negotiated purchase of a large block of units by PIP Partners.

     o The merger will discontinue the recognition by the limited partners of undistributed income for tax purposes (other than with respect to the deferred cash portion of the merger consideration, if any, to be paid following completion of repairs and final resolution of the pending litigation) and will allow limited partners to receive cash to at least partially pay tax liabilities previously incurred with respect to undistributed income of Prometheus Income Partners. The properties of the partnership have significant construction defects. Because of the need to accumulate cash reserves to satisfy obligations to the mortgageholders on Prometheus Income Partners' properties with respect to these defects, and the need determined by Prometheus Development Co. for additional cash reserves to fix these defects, no distributions to limited partners have been made since 1996, yet the limited partners have continued to recognize income with respect to the units and may have incurred tax liabilities in respect thereof. The general partner estimates that as of December 31, 2000, these tax liabilities approximated $125 per unit owned by each limited partner, assuming their prior use of all passive activity losses generated by the partnership, that the maximum marginal income tax rates for an individual resident in California would be applicable and that such income would be treated for this purpose as ordinary income. The property manager of the partnership's properties, an affiliate of the general partner, has been paid certain fees and reimbursed certain expenses under its management contract during this period.

     o You will no longer bear the risk that the cost to repair construction defects in the partnership's properties will exceed current estimates of, and cash reserves for, these amounts.

     o You will not longer bear the risk of loss of the partnership's properties through fire, earthquake or condemnation.

     o  You will retain the potential benefit of recovery in pending litigation.

     o You will receive at least $1,200 in cash for each unit you hold, regardless of any adverse outcome in pending litigation, costs in excess of current estimates to repair existing defects, any adverse outcome in certain claims currently being pursued against the partnership and any reduction in the value of the partnership's properties.


     Q: What are the principal detriments to the limited partners of the transactions?

A:   The principal detriments include:

     o No representative unaffiliated with Prometheus Development Co. (the general partner) has been retained to act solely on behalf of limited partners for the purposes of negotiating the terms of the merger. Prometheus Income Partners, PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the unaffiliated limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully below between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

     o Following the merger, the limited partners, other than PIP Partners, will cease to participate in future earnings or growth, if any, of Prometheus Income Partners or benefit from increases, if any, in the value of the partnership or its properties.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger.

     o The limited partners will forego alternatives to the merger. These alternatives might include a separate sale of all of the assets of Prometheus Income Partners (which could be for more or less than the appraised market value of the partnership's properties on the basis of which the merger consideration was calculated) and subsequent liquidation of Prometheus Income Partners, other possible PIP Partners acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o There is no assurance that there will be any recovery in pending litigation, that any such recovery will exceed actual costs to repair existing construction defects, or that any further merger consideration will be distributed beyond the initial advance of $1,200 per unit.

Q: Why doesn't Prometheus Income Partners just sell all of its properties and liquidate?

A: Prometheus Development Co. believes that the merger provides the limited partners with an opportunity to dispose of their investment in Prometheus Income Partners more quickly than would likely occur in a liquidation of Prometheus Income Partners' properties. Unlike in a liquidation, the merger proposal will not require limited partners to continue to hold interests in Prometheus Income Partners until all contingent and other liabilities of Prometheus Income Partners have been settled.

     In addition, in a liquidation it is uncertain what price the limited partners would receive. Prometheus Development Co. does not believe that the underlying properties would be fairly valued in the market due to the current construction defects affecting the properties and the uncertainty of recovery in litigation with respect to these construction defects. Prometheus Development Co. and PIP Partners believe that a third-party would apply a greater discount to the value of the units as a result of pending litigation than that applied by PIP Partners, in part because PIP Partners and Prometheus Development Co. believe they are in a better position to prevail in this litigation than a third party would likely be, in part because Prometheus Development Co. and its affiliates have more experience and knowledge about this litigation and the underlying properties and can better estimate the risks inherent in this litigation and the likelihood of the partnership prevailing.

Q:   How was the amount that I will receive for my units determined?

A: Prometheus Development Co., and PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, as the acquiring parties, obtained an independent appraisal of the partnership's properties based on sales comparisons of similar properties and capitalization of the income generating capabilities of these property and without regard to existing defects. This appraisal determined the combined market value of these properties to be $68,900,000. The merger consideration was fixed at the value the holder of each limited partnership unit would be entitled to receive for each unit if the partnership were liquidated immediately following a sale of these properties at the appraised market value after giving effect to each of the following:

     o the repayment (including prepayment penalties) of existing mortgages on these properties.

     o  the cost to repair existing construction defects in these properties.

     o the net recovery (if any) by the partnership in litigation being pursued in respect of these construction defects.

     o reconciliation of other assets and liabilities of the partnership on the date of the merger.

     Prometheus Development Co. and the acquiring parties considered this methodology to be the fairest way to determine the merger considering given the inherent uncertainties in determining the actual cost to repair existing defects and in determining the value of pending litigation. This calculation retains for the limited partners their economic interest in any recovery in pending litigation, and also retains for them the benefit if the cost of repairs proves to be less than current estimates.

Q:   What do I get if the merger takes place?

A: Following the merger of Prometheus Income Partners and PIP Partners, you will be entitled to receive the Liquidation Value for each unit you hold. Beyond this amount you will have no right to receive additional distributions from Prometheus Income Partners, including any distributions of current cash reserves if these reserves were to become available for distribution at some point in the future or the proceeds the partnership will receive it if prevails in the pending litigation. If Prometheus Income Partners does not participate in the merger, you will continue to have the current right to receive distributions, if any, in accordance with the partnership agreement of Prometheus Income Partners when cash becomes available for distribution.

     Please note that cash distributions to limited partners were suspended in 1996. The terms of the mortgages on Prometheus Income Partners' properties require that a security account be maintained for each property to cover contingent liabilities with respect to construction defects in these properties. These security accounts are additional collateral for the lender, and total, as of December 31, 2000, approximately $5,256,000. Because Prometheus Development Co. believes there is no current prospect for settling the construction defect litigation or of refinancing the properties to remove these covenants, there are no current prospects for the liquidation and distribution of these accounts to limited partners. In addition, pursuant to its discretion under the partnership agreement of Prometheus Income Partners, Prometheus Development Co. currently maintains an additional reserve account totaling as of December 31, 2000 approximately $3,568,000 to cover additional contingent liabilities related to construction defects. After the merger, the limited partners will have no rights to any eventual liquidation of these accounts other than as such accounts are considered in the calculation of the Liquidation Value on the effective date of the Merger.

Q: What is the status of the and construction defects and the related litigation?

A: The hardboard siding used at both properties owned by Prometheus Income Partners is failing to perform as expected. Moisture has accumulated in the walls of the apartment projects through a combination of construction defects and endemic problems with the hardboard siding, causing rot and decay in the wood, framing and siding. In addition to the hardboard siding problems, routine roofing inspection has uncovered failing roof substrate at dormer roof assemblies for both properties owned by Prometheus Income

     Partners. This has been sufficient to cause deflection and decay of the roof and its structural support, requiring replacement.

     Two lawsuits have been filed by Prometheus Income Partners, one for each property. Although settlement discussions have been ongoing for the past two years, Prometheus Development Co. does not believe there is any present prospect for the imminent settlement of this litigation. The total claimed damages for both properties currently is approximately $19.6 million. A claim has also been filed by one of the defendants in these lawsuits against the partnership. The general partner does not believe there is a substantial risk of recovery against the partnership on this claim, but there is no assurance a judgment will not be rendered against the partnership based on this claim.

     PIP Partners and Prometheus Development Co. believe that the general partner is in a better position to litigate these lawsuits than an unaffiliated third party because of its experience in similar disputes. Affiliates of the general partner are owners of properties involved in five other similar lawsuits. One of these suits was successfully litigated. Despite this experience, there is a significant risk that Prometheus Income Partners will be unsuccessful in its lawsuits.

Q:   Does the transaction require the vote of the limited partners?

A: Yes. Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. The affirmative vote of the limited partners holding more than 50% of the units outstanding as of April __, 2001, is required to approve the merger proposal. The record date is the date fixed by Prometheus Development Co. to determine the limited partners entitled to vote at the meeting.

     PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by unaffiliated limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote only 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and this proxy statement.

Q: If the limited partners approve the merger, is it certain that Prometheus Income Partners will participate in the merger?

A: No. Prometheus Income Partner's participation in the merger is subject to several other closing conditions, including: obtaining any required consent to the merger from the partnership's lender on terms satisfactory to PIP Acquisition and PIP Partners, if necessary; the partnership's and its properties having generally unencumbered title to its properties except for known existing encumbrances; and no material adverse effect of any recent occurrences on the properties or the partnership. In addition, PIP Partners must have adequate resources to pay the merger consideration. PIP Partners believes that it has or will have such resources.

     Limited partners should be aware that the satisfaction or waiver of each of the closing conditions is a condition to Prometheus Income Partners' participation in the transaction. Therefore, it is possible that the failure of the partnership to satisfy a condition could cause the transaction to fail to close. The parties to the Second Amended and Restated Agreement and Plan of Merger dated as of January 31, 2001 by and among Prometheus Income Partners, PIP Partners and PIP Acquisition also have the right to terminate the transaction in its entirety by mutual agreement, but do not have any current intention of doing so.

Q:   What happens if I vote against the merger proposal?

A: If you vote against the merger proposal, but holders of more than 50% of the units in Prometheus Income Partners outstanding as of the record date vote for the merger proposal and Prometheus Income Partners participates in the transaction, you will be required to give up your units and entitled to receive the Lquidation Value in cash (including an immediate non-refundable advance of $1,200 per unit thereon) for each of your units. If you fail to return your proxy or mark "ABSTAIN" on your proxy, the effect will be the same as a vote against the merger proposal.

Q: Do limited partners have dissenters' or appraisal rights in connection with the merger?

A: No. Limited partners are not entitled to exercise dissenters' rights or other rights of appraisal in connection with the merger.

Q:   When do you expect the merger to be completed?

A: We are working to complete the merger as quickly as possible. We expect to complete the merger as soon as practicable following the meeting, or within ten days of the meeting, on April __, 2001.

Q:   What are the tax consequences of the merger to the limited partners?

A: In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be a sum equal to the amount of the initial advance payment ($1,200 per unit) on the merger consideration, the amount of the deferred payment of the merger consideration with respect to the litigation and construction defect repairs (if any), plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code.

     This gain or loss should be treated as capital gain or loss. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in section 751 of the Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss.

     Because the merger consideration is uncertain as to the ultimate amount, the timing of the gain or loss associated with the deferred payment (if any) and ultimately the overall tax treatment of the amount realized is uncertain.

     Under the so-called "open transaction" doctrine, no current tax consequence attaches to the receipt of an item of property whose fair market value cannot be reasonably determined. Limited partners may wish to consult their tax advisors concerning the possible applicability of the open transaction doctrine to the receipt of the deferred payment. If the open transaction doctrine were applicable to this deferred payment, (i) the payment would not be taken into account in determining a limited partner's gain upon receipt of the merger consideration and any gain would be limited to the extent the amount realized with respect to the advance payment exceeds the limited partner's tax basis; (ii) the limited partner would take no tax basis in the deferred payment; and (iii) amounts thereafter received by virtue of the deferred payment will be treated partially as interest and the balance as capital gain or loss to the extent it differs from any remaining basis in the limited partner's units.

     It is the position of the Internal Revenue Service, reflected by Treasury Regulations, that only in "rare and extraordinary cases" is the value of the property so uncertain that open transaction treatment is available. Accordingly, the Internal Revenue Service may require a limited partner to allocate his tax basis in the Partnership units, in general, over a 15 year period (or a shorter period if it is certain that no further payments will be received). Under this scenario, it would be possible for a limited partners to recognize significant capital gain upon the receipt of the advance payment and potentially recognize a significant capital loss (subject to significant limitations as to usage) in the year the deferred payment is actually received.

     Due to the lack of available precedent and the inherently factual nature of the question, tax counsel are not able to express any view as to the availability of open transaction reporting in respect of the deferred payment. Accordingly, holders are urged to consult their tax advisors regarding the issue.

Q:   What other matters will be voted on at the meeting?

A: In addition to asking you to vote on the merger proposal, we are asking you to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. If you fail to return your proxy and do not vote in person at the meeting, it will have no effect on the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the merger. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     Prometheus Development Co. recommends that you vote for the adjournment proposal. PIP Partners intends to vote all of its units in favor of the adjournment proposal.

     Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask you to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

Q:   What do I need to do now?

A: Please complete, date and sign your proxy and then return it in the enclosed envelope as soon as possible so that your units may be represented at the meeting.

Q:   Can I fax my proxy vote?

A: Yes. First complete, date and sign your proxy. Then fax the proxy to [Fax Number].

Q:   May I change my vote after I have mailed my signed proxy?

A: Yes. Just send in a later dated, signed proxy prior to the meeting or attend the meeting and vote in person. Taking either of these steps will revoke any previously submitted proxy. You may also revoke any previously submitted proxy by written notice to Prometheus Development Co. prior to the meeting. Additional proxy cards are available from MacKenzie Partners, Inc., Prometheus Development Co.'s proxy solicitor for the meeting.

Q:   When can I expect to receive payment for my units?

A: After the consummation of the merger, Prometheus Income Partners will send you a letter of transmittal. Upon receipt of a completed letter of transmittal from you, a check for $1,200 per unit you own at that time will be mailed to you. A check for the balance of the Liquidation Value (if any) will be mailed to you promptly following the completion of the repairs of the construction defects and the final resolution of pending litigation.

                       WHO CAN HELP ANSWER YOUR QUESTIONS?

     If you have more questions about the transaction or would like additional copies of this Proxy Statement, you should contact:

                            MacKenzie Partners, Inc.
                                156 Fifth Avenue
                               New York, NY 10010
                                 (800) 322-2885
                           proxy@mackenziepartners.com

                                     SUMMARY

      This summary highlights selected information included in this Proxy Statement. This summary may not contain all of the information that is important to you. To understand the merger proposal and the proposed merger fully and for a more complete description of the legal terms of the merger and other considerations that may be important to you, you should read carefully this entire document and the other documents to which we have referred you. The terms of the merger are contained in the merger agreement, a copy of which is attached to this Proxy Statement as Appendix A, and which is incorporated in this Proxy Statement by reference.

      Parties to the Transaction

      Prometheus Income Partners

      Background. Prometheus Income Partners, a California limited partnership, was formed on April 15, 1985. Prometheus Development Co., Inc., a California corporation, is the general partner of the partnership. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell two residential rental properties in Santa Clara, California:
Alderwood Apartments and Timberleaf Apartments. Prometheus Income Partners is governed by the California Revised Limited Partnership Act and its Second Amended and Restated Limited Partnership Agreement, dated October 1, 1992, a copy of which is attached to this Proxy Statement as Appendix B.

      The principal investment objectives of Prometheus Income Partners are to preserve and protect Prometheus Income Partners' capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide "tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to Prometheus Income Partners.

      No public trading market exists or is expected to be established for the units, although an informal secondary market for trading in units has developed. Prometheus Development Co. is aware of three brokers who quote prices in units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. Historically, limited liquidity has been provided in this market due to occasional purchases of units by PIP Partners - General, an affiliate of the General Partner of the partnership, and others unaffiliated with the general partner directly from limited partners and through these brokers. PIP Partners has purchased these units to increase its equity stake in Prometheus Income Partners. Other than the tender offers disclosed below under the caption "Recent Tender Offers" beginning on page 50, PIP Partners never solicited offers from others to sell their units, but instead responded from time to time to limited partners who expressed interest in selling their units. PIP Partners has acquired a total of 3,451 units, all since January 1, 1997.

      The principal executive offices of Prometheus Income Partners are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

      Construction Defects; Reserve Accounts. The hardboard siding used at both Alderwood and Timberleaf is failing to perform as expected. This has resulted in certain construction defects in the partnership's properties. Prometheus Development Co. has learned that this has occurred in a number of similar projects throughout the United States. Two lawsuits, one for each property, have been filed by Prometheus Income Partners against parties it believes to be responsible for these and other construction defects. Although settlement discussions have been ongoing for the past two years, Prometheus Development Co.does not believe there is any present prospect for the imminent settlement of this litigation.

      Under Prometheus Income Partners' financing arrangements, it is required to maintain a security account with respect to each property to fund correction of defects in the properties. Prior to the refinancing, quarterly cash distributions to the limited partners were suspended in 1996, and this cash was reserved for contingent liabilities with respect to construction defects. This cash was then deposited into security accounts as additional collateral for the lender who provided the funds for the refinancing. Cash held in these security accounts was $3,039,000 and $2,217,000 for Alderwood and Timberleaf, respectively, as of December 31, 2000.

      Principal Unitholders. Other than PIP Partners, which owns 18.2% of the outstanding units, no person of record owns or is known by Prometheus Income Partners to own beneficially more than 5% of the outstanding units.

      Prometheus Development Co., Inc. a California corporation, is the general partner of Prometheus Income Partners. The principal business of Prometheus Development Co. is acting as general partner of limited partnerships and managing their real estate. All of the outstanding shares of capital stock of Prometheus Development Co. are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust. Although Helen Diller has the same rights as Sanford Diller with respect to the management of The DNS Trust and Prometheus Development Co., Ms. Diller is not involved in the operations of The DNS Trust or any of the other entities described in this document. Instead, Mr. Diller ultimately controls and manages these entities.

      The principal executive offices of Prometheus Development Co. are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

      PIP Partners - General, LLC

      PIP Partners - General, LLC was formed in 1996 to acquire and hold units. PIP Partners - General conducts no other business. PromHill, Inc., a corporation owned and controlled by Sanford N. Diller, is the Manager of PIP Partners. 99% of the member interests of PIP Partners - General are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn Safier, the Dillers' daughter. The DNS Trust is also the sole shareholder of Prometheus Development Co. Thus, Mr. Diller controls Prometheus Development Co., PromHill, The DNS Trust and PIP Partners - General.

      PIP Partners - General initially acquired units in a tender offer described below. Since that time, PIP Partners -General has acquired additional units. In June 2000, PIP Partners - General purchased 1,487.5 units from Prom Investment Partners, a third party unaffiliated with Prometheus Development Co., PIP Partners - General or Mr. Diller, and two investment funds (Liquidity Fund Growth--Plus Partners, a California limited partnership and Liquidity Fund Appreciation and Income Partners, a California limited partnership) affiliated with Prom

Investment Partners but also unaffiliated with Prometheus, PIP Partners - General or Mr. Diller for $1,200 per unit. The similarity of the name of Prom Investment Partners does not reflect any affiliation with Prometheus Development Co. or any of its affiliates; the use of such nomenclature is common in the investment community. This purchase price was arrived at pursuant to arm's-length negotiations. Under its agreement with Prom, if PIP Partners - General acquires additional units prior to June 2002 for a price greater than $1,200 per unit, PIP Partners has agreed to pay Prom such excess with respect to each unit purchase by PIP Partners - General from Prom.

      The principal executive offices of PIP Partners - General are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

      PIP Acquisition

      PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the merger. PIP Partners owns all of the member interests in PIP Acquisition. Thus, The DNS Trust and Sanford Diller ultimately control PIP Acquisition. The principal executive offices of PIP Acquisition are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

For a more complete description of the parties involved in the merger and the construction defects and the litigation related to them, please see the disclosure under the caption "The Parties" beginning on page 45.

        Effects of the Transaction

        In the merger, if approved and consummated, PIP Acquisition will merge with and into Prometheus Income Partners. Each unit in Prometheus Income Partners will be converted at the effective time of the merger into the right to receive merger consideration. The merger consideration will be fixed at the sum each limited partnership unit would receive under the partnership's partnership agreement upon liquidation after giving effect to (i) the sale of the partnership's rental properties for the market value thereof as determined by a recently obtained independent appraisal, (ii) the repayment in full of the existing mortgages on these properties (together with any prepayment penalty in respect of such repayment), (iii) the repair of existing construction defects in these properties for a value equal to the ultimate cost to the partnership of these repairs and (iv) the net recovery by the partnership (if any) in litigation being prosecuted by the partnership with respect to these construction defects. As of the date of this proxy statement, any attempt to put a value on the cost of the repairs and the associated litigation would be mere conjecture and potentially unfair to the limited partners. Accordingly, the ultimate amount of the merger consideration will be fixed and paid when the defects have been repaired and the litigation has been finally resolved. The liquidation value per limited partnership unit calculated as set forth above is referred to in this proxy statement as the "Liquidation Value."

        An advance on the Liquidation Value will be paid to the limited partners (other than PIP Partners- General) in the amount of $1,200 per unit promptly following the approval and consummation of the merger. This amount represents a current estimate of the Liquidation Value, net of currently restricted cash and a reserve for the repairs in the amount estimated by the partnership to be necessary to repair known defects. If the Liquuidation Value as finally determined exceeds the amount of this advance, a final payment of the balance of the Liquidation Value will be paid promptly following repair of the existing construction defects in the partnership's properties and the final resolution of the pending litigation regarding these defects. If the Liquidation Value as finally determined is less than the amount paid as an advance to the limited partners, the limited partners will not be required to return such advance. PIP Partners - General, which currently holds 3,451 units (18.2% of the outstanding units), will not receive any merger consideration in respect of the units it holds at the time of the merger.

      Following completion of the transaction, the current limited partners other than PIP Partners will no longer have any interest in, and will not be limited partners of, Prometheus Income Partners and, therefore, will not participate in Prometheus Income Partners' future earnings and potential growth. PIP Partners will become the owner of all outstanding units. Following the completion of the transaction, Prometheus Income Partners expects to cease to be a reporting company and the units will cease to be registered under the Securities Exchange Act of 1934, although you will receive periodic status reports on the construction defects, the repairs performed and to be performed, and the conduct of the litigation.

      Fairness of the Merger

      Each of Prometheus Development Co., PIP Partners, PromHill, PIP Acquisition, The DNS Trust, and the Dillers believes the terms of the merger to be fair to the partnership and its limited partners. For a discussion of the fairness of the merger, please see the discussion under the caption "Fairness of the Transaction" beginning on page 28.

      The Meeting

      The meeting of limited partners of Prometheus Income Partners will be held at 1:30 p.m., local time, on April __, 2001, at [location]. At the meeting, limited partners will be asked to consider and vote on the merger proposal. In addition, Prometheus Development Co. is asking the limited partners to consider and vote on a proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. The merger agreement provides that Prometheus Development Co. will recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus Income Partners has not received duly executed proxies that constitute a sufficient number of votes to approve the merger proposal. However, if proxies representing enough votes to defeat the merger proposal regardless of the number of additional votes later cast in favor of the proposal have been submitted, the meeting will not be adjourned to permit further solicitation.

      Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

      As of the record date, PIP Partners beneficially owned an aggregate of 3,451 units, representing in the aggregate approximately 18.2% of the units outstanding on the record date. Pursuant to the Amended and Restated Agreement and Plan of Merger entered into among the partnership, PIP Partners and PIP Acquisition, PIP Partners has agreed to vote neutrally with respect to the merger proposal, meaning that PIP Partners will vote its units for or against the proposal in the same proportion as the total number of units voted by the other limited partners. For example, if unaffiliated limited partners holding 67% of the units voted in person or by proxy vote for the merger proposal, then PIP Partners will vote 67% of its units for the merger proposal. PIP Partners intends to vote all of its units for the adjournment proposal described in the accompanying notice of meeting and proxy statement.

      To be approved, a majority of units, or 9,498 units, must be voted in favor of the merger proposal. Based on the following computations, and because PIP Partners has agreed to vote the units held by it for and against the transaction in the same proportion as the votes actually cast by limited partners unaffiliated with PIP Partners, limited partners unaffiliated with PIP Partners holding a minimum of 6,047 units cast their votes in favor of the proposal for it to be possible that the proposal will be approved, and if limited partners unaffiliated with PIP Partners holding at least 7,772 units (a majority of the units held by limited partners not affiliated with PIP Partners) vote in favor of the proposal then the proposal will be approved.

      o If limited partners unaffiliated with PIP Partners holding only 6,047 units vote at the Meeting, and all of these votes are cast for the merger proposal, then pursuant to the Agreement and Plan of Merger, PIP Partners will be obligated to vote all of its 3,451 units in favor of the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

      o If limited partners unaffiliated with PIP Partners holding 15,544 units (all of the outstanding units held by unaffiliated limited partners) vote at the Meeting, and 7,772 of these votes are in favor of the proposal, PIP Partners will be obligated to vote 1,726 units in favor of the proposal and 1,725 units against the proposal. Thus, a total of 9,498 votes will be cast in favor of the proposal, and the proposal will be approved.

      Record Date; Voting Power

      Prometheus Development Co. has fixed the close of business on April __, 2001, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. As of the record date, there were 18,995 units, including those units held by PIP Partners, issued and outstanding and held of record by ______ holders. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

      Quorum; Vote Required

      The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted as present at the meeting.

      The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal. Because PIP Partners has agreed to vote its shares in the same proportion as the other limited partners, the merger can be approved without the affirmative vote of at least a majority of the units held by the limited partners unaffiliated with Prometheus Development Co., PIP Partners and Mr. Diller if a number of these holders do not vote in person or by proxy at the meeting. For example, if unaffiliated limited partners holding 33% of the units (and no others), which constitute less than a majority of the units held by non-affiliates, were to vote at the meeting and all such units were voted in favor of the merger, these votes, together with the affirmative vote of the units held by PIP Partners, would be sufficient to approve the merger.

      A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

      If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and do not vote in person at the meeting, as a result of the agreement of PIP Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

      Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. Therefore, if we do not receive votes for the merger proposal from limited partners holding greater than 50% of the units (including those units held by PIP Partners and voted as described above), the merger proposal will not be approved and Prometheus Income Partners will not participate in the merger. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the merger. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

      Changing Your Vote

      You may revoke your proxy at any time before it is voted at the meeting
(1) by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co., or (3) by attending the meeting and voting in person.

      Structure of the Transaction

      The following depicts the current ownership and control structure of the partnership:



                                 Pre-Transaction
                                 ---------------


                                 - - - - - - - - - - - -
                                |                       |
                                | Sanford Diller and    |
                                |    Helen Diller       |
                                | _ _ _ _ _ _ _ _ _ _ _ |
                                             |
                                             | 100%, as trustees
                                             |
                                 - - - - - - | - - - - -
                                |                       |
                                |       DNS Trust       |
                                |      And Family       |     ---------------
                                | _ _ _ _ _ _ _ _ _ _ _ |    |               |
                                          |                  | Jaclyn Safier |
                  100%                    |                  |               |
                    ----------------------|                   ---------------
                   |                      |  99%                  |   1%
                   |                      |                       |
                   |                      |   --------------------
                   |                      |   |
 - - - - - - - - - -          - - - - - - - -  -|
 |                  |        |                  |
 |   Prometheus     |        |   PIP Partners - |
 |  Development Co. |        |       General    |
  - - - - - - - - -           - - - - - - - - -
      |                            |
      |                            |
      |                            | 100%
      |                            |
      |             - - - - - - - - -         - - - - - -         - - - - - - -
      |            |                  |     |             |      |             |
      |            |  PIP Acquisition |     | Limited     |      |   Limited   |
      |            |                  |     |  Partner(1) |......| Partner(x)  |
      |            |                  |     |             |      |             |
      |             - - -  - - - - -         - - - - - - -        - - - - - - -
      |                           |                |                      |
      |                           |  18%           |           81%        |
      |                           |                |                      |
       ------------------------    ---------------------------------------
                              |               |
                              |               |
                              |  1%*          |   99%
                            - - - - - - - - - - - -
                           |                       |
                           |    Prometheus Income  |
                           |        Partners       |
                           |                       |
                             - - - - - - - - - - -

                           * Prometheus Development Co.'s interest is a
                             general partner interest, as more fully
                             described under the caption "The Partnership
                             Agreement of Prometheus Income Partners" beginning on page 50.

      Assuming Prometheus Income Partners approves the merger proposal and participates in the merger, the following figures depict the structure of the transaction and the ownership interest of the parties to the transaction:


                                Post-Transaction
                                ----------------


                            - - - - - - - - - - -
                           |                     |
                           | Sanford Diller and  |
                           |    Helen Diller     |
                           | _ _ _ _ _ _ _ _ _ _ |
                                        |
                                        | 100%, as trustees
                                        |
                            - - - - - - - - -
                           |                  |
                           |      DNS Trust   |
                           |     And Family   |
                           |_ _ _ _ _ _ _ _ _ |
                                   |                          -----------------
                                   |                         |                 |
                                   |                         |  Jaclyn Safier  |
                                   |                         |                 |
                                   |                          -----------------
            ------------------------------------------------          |
           |                                                |         |
           | 100%                                           |  99%    |  1%
           |                                                |         |
  - - - - - - - - -                                     - - - - - - - - -
 |                  |                                  |                  |
 |    Prometheus    |                                  | PIP Partners -   |
 |  Development Co. |                                  |         General  |
 |_ _ _ _ _ _ _ _ _ |                                  | _ _ _ _ _ _ _ _ _
           |                                                       |
           |1%*                                                    |  99%
           |                                                       |
            ---------------------            ----------------------
                                 |           |
                                 |           |
                                 |           |
                           - - - - - - - - - - - -
                          |                       |
                          | Prometheus Income     |
                          |     Partners          |
                          |                       |
                           - - - - - - - - - - - -


                          * Prometheus Development Co.'s interest is a
                            general partner interest, as more fully
                            described under the caption "The Partnership
                            Agreement of Prometheus Income Partners" beginning on page 50.

      Conflicts of Interest

      In considering the recommendations of each of Prometheus Development Co., Prometheus Income Partners, PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, limited partners should be aware that PIP Partners, PromHill, The DNS Trust, Helen Diller and Sanford Diller, as the acquiring parties of units, have interests in the transaction or relationships that present actual or potential conflicts of interest in connection with the transaction. Prometheus Income Partners, PIP Partners, PIP Acquisition, PromHill, The DNS Trust and Prometheus Development Co. are all under the common control of Sanford Diller. The interests of these entities are different from and in substantial conflict with those of the limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's-length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict that is described more fully in the accompanying materials between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price.

      The transaction has been initiated and structured by Prometheus Development Co. and individuals who are managers of Prometheus Development Co. The transaction provides some benefits to the affiliates of Prometheus Development Co. that are in conflict with the benefits provided to the limited partners. Sanford Diller, as the natural person ultimately controlling both Prometheus Development Co. and PIP Partners, has an economic interest separate from that of the limited partners in structuring the transaction to maximize the benefits to PIP Partners in seeking to realize future profits from the partnership that the current limited partners will not participate in if the merger is consummated, although PIP Partners will not receive the merger consideration.

      Prometheus Income Partners currently has no officers. After the merger, Prometheus Development Co. believes that all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co., although none of these individuals has entered into a written agreement to remain with Prometheus Development Co.

      Conditions to the Transaction

      The obligations of PIP Acquisition, PIP Partners and Prometheus Income Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

      o No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of Prometheus Income Partners or PIP Acquisition which would result in a material adverse effect, or instituted any proceeding seeking any similar type of order.

      o All material approvals from governmental entities necessary for the consummation of the merger shall have been obtained.

      o PIP Partners having obtained the financing necessary to pay the merger consideration.

        The obligations of Prometheus Income Partners are further subject to the condition or waiver by Prometheus Income Partners at or prior to the effective date of the merger that the representations and warranties of PIP Partners shall be true and correct.

        The obligations of PIP Acquisition and PIP Partners are further subject to the conditions or waiver at or prior to the effective date of the merger that:

      o the representations and warranties of Prometheus Income Partners are true and correct at and as of the closing date;

      o if necessary, the holder of indebtedness of Prometheus Income Partners consents to the merger on terms acceptable to PIP Partners; and

      o there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

        The merger may be terminated at any time prior to the effective date of the merger:

      o by the mutual written consent of Prometheus Income Partners and PIP Partners;

      o in the event of a material breach of the Agreement if not cured within thirty (30) days; or

      o by PIP Partners or Prometheus Income Partners if the merger has not yet been consummated on or before April 30, 2001.

        Consideration and Financing

        All costs and expenses incurred in connection with the transaction will be paid by PIP Partners. These include an estimated $4,000 in SEC filing fees, $250,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $15,000 in printing costs. In addition:

      o PIP Partners will pay cash consideration to the limited partners other than PIP Partners in the amount of the Liquidation Value, including a non-refundable advance thereon of $1,200 per unit; and

      o PIP Partners may be required to pay certain fees relating to mortgage debt of Prometheus Income Partners. Under the terms of its current financing, the partnership may have to pay to its lenders an assumption fee of approximately $261,000 upon consummation of the merger if the merger is deemed to be a transfer of the partnership's properties under the applicable loan documents. Any consent or other fees to be paid by the partnership as a result of the merger will not be deducted from the $1,200 advance payment to be made at the time of the merger, but would be deducted from future liquidating distributions (if any) to be paid as part of the merger consideration following completion of the litigation and repair of the existing defects.

      The source of the merger consideration to be paid by PIP Partners to the limited partners will be a contribution of funds from Sanford N. Diller, who ultimately controls PIP Partners, or an entity controlled by Mr. Diller. Mr. Diller intends to use cash available on hand, or, if insufficient cash is available, he intends to borrow such funds from an entity controlled by Mr. Diller from existing capital resources of such entity which has agreed to make the funds available without recourse to the consideration paid to the limited partners in the merger. Such borrowing, if needed, will be personally guaranteed by Mr. Diller. Such borrowings will be repaid upon maturity out of current resources of Mr. Diller and the DNS Trust.

      Proxy Solicitation

      Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus Development Co. may solicit proxies by telephone, facsimile, electronic mail, regular mail or delivery service. No additional compensation will be paid to these persons for these solicitation services. Pursuant to a letter agreement dated April __, 2001 between MacKenzie Partners, Inc. and Prometheus Development Co., MacKenzie agreed to distribute this Proxy Statement to limited partners, provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co. with respect to the merger. Prometheus Development Co. agreed to pay MacKenzie a fee of $ _________ plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

      Accounting Treatment

      PIP Partners will account for the transaction under the "purchase" method of accounting in accordance with generally accepted accounting principles.

      Federal Income Tax Consequences

      In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be a sum equal to the amount of the initial advance payment ($1,200 per unit) on the merger consideration, the amount of the deferred payment of the merger consideration with respect to the litigation and construction defect repairs (if any), plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code.

      This gain or loss should be treated as capital gain or loss. However, a portion of this gain or loss that is attributable to "unrealized receivables" (which includes recapture of some previous depreciation deductions) and "inventory items" (as defined in section 751 of the Internal Revenue Code of 1986 as amended) may be treated as ordinary income or ordinary loss.

      Because the merger consideration is uncertain as to the ultimate amount, the timing of the gain or loss associated with the deferred payment (if any) and ultimately the overall tax treatment of the amount realized is uncertain.

      Under the so-called "open transaction" doctrine, no current tax consequence attaches to the receipt of an item of property whose fair market value cannot be reasonably determined. Limited partners may wish to consult their tax advisors concerning the possible applicability of the open transaction doctrine to the receipt of the deferred payment. If the open transaction doctrine were applicable to this deferred payment, (i) the payment would not be taken into account in determining a limited partner's gain upon receipt of the merger consideration and any gain would be limited to the extent the amount realized with respect to the advance payment exceeds the limited partner's tax basis; (ii) the limited partner would take no tax basis in the deferred payment; and (iii) amounts thereafter received by virtue of the deferred payment will be treated partially as interest and the balance as capital gain or loss to the extent it differs from any remaining basis in the limited partner's units.

      It is the position of the Internal Revenue Service, reflected by Treasury Regulations, that only in "rare and extraordinary cases" is the value of the property so uncertain that open transaction treatment is available. Accordingly, the Internal Revenue Service may require a limited partner to allocate his tax basis in the Partnership units, in general, over a 15 year period (or a shorter period if it is certain that no further payments will be received). Under this scenario, it would be possible for a limited partners to recognize significant capital gain upon the receipt of the advance payment and potentially recognize a significant capital loss (subject to significant limitations as to usage) in the year the deferred payment is actually received.

      Due to the lack of available precedent and the inherently factual nature of the question, tax counsel are not able to express any view as to the availability of open transaction reporting in respect of the deferred payment. Accordingly, holders are urged to consult their tax advisors regarding the issue.

      You should consult your tax advisor as to the particular tax consequences of the transaction.

      The transaction, as structured, will permit PIP Partners, and its members (the DNS Trust and Ms. Safier), to defer substantial tax liability that would be incurred if the partnership's properties were disposed of in a taxable sale followed by a liquidation of the partnership. This tax liability will be deferred until these properties are eventually sold or PIP Partners sells its equity interests in the partnership.

      Counsel to Prometheus Development Co. has not opined on any tax-related matters related to the merger.

      Prometheus Development Co. believes that a limited partner who held units from the date of initial of offering of the units, where there are no unusual circumstances, will have funds sufficient to pay any tax liability assessed as a result of the merger and other tax liabilities previously incurred with respect to which no distributions have been made.

               SUMMARY SELECTED FINANCIAL DATA OF THE PARTNERSHIP

      The following table sets forth a summary of certain financial data for Prometheus Income Partners.

      This summary should be read in conjunction with Prometheus Income Partners' financial statements and notes thereto appearing in Prometheus Income Partners' Annual Report on Form 10-K for the year ended December 31, 2000, which is included with this Proxy Statement and incorporated by reference.



                               As of and For the Year Ended December 31,
                               ----------------------------------------

                              2000       1999       1998       1997     1996
                              ----       ----       ----       ----     ----
                             (Unaudited, In thousands, except per unit amounts)
Income Statement Data:
Total revenues(1)........... $ 7,247    $6,106    $5,991       $5,558    $4,997
Operating expenses..........   1,421     1,400     1,807        1,104     1,310
                              ------     -----     -----        -----     -----
Gross profit................   5,826     4,706     4,184        4,454     3,687
Other expenses(2)(3)(4)        3,417     3,275     3,288        3,977     3,860
                              ------     -----     -----        -----     -----
Net income.................. $ 2,409    $1,431     $ 896      $   477     ($173)
                              ======    ======     =====      =======     ======

Net income allocated to
limited partners ............ $2,385    $1,417     $ 887        $ 472    $ (171)
                                         =====     =====        =====    =======

Net income per limited
partnership unit (5).........   $126      $ 75      $ 47        $  25      $ (9)   $ (10)
                                          ====      ====        =====     ======   =====

Balance Sheet Data:
Real estate(6)............... 21,977   122,105    22,328       22,573    22,929
Total Assets(7).............. 31,088    28,873    27,830       27,016    25,259
Total Liabilities(8)......... 26,318    26,512    26,900       26,982    25,702
Partners' equity.............  4,770     2,361       930           34      (443)
limited partners'
equity ......................  5,124     2,739     1,322          435       (38)
limited partners' equity per
limited partner unit(5)......   $270      $144       $70          $23       ($2)

(1)  Consists principally of rental and interest income.
(2) Includes payments to general partner and affiliates of $372,000, $300,000, $303,000, $278,000 and $265,000 for 2000, 1999, 1998, 1997 and 1996,
respectively, consisting principally of property management and construction management fees.
(3) Includes payments to general partner and affiliates of $572,000, $481,000, $475,000, $391,000 and $378,000 for 2000, 1999, 1998, 1997 and 1996,
respectively, consisting principally of reimbursements for operating and administrative expenses incurred by such persons, consisting principally of property payroll taxes, insurance and payroll processing fees, postage, copying costs, professional services, personnel training and marketing costs.
(4) Includes interest and amortization expense, depreciation and general and administrative expense.
(5) Based on weighted average number of units outstanding during the applicable period.
(6)  Consists of land, buildings and improvements and accumulated depreciation.
(7) Includes cash and cash equivalents, restricted cash, and deferred financing costs, net of accumulated amortization.
(8)  Includes notes payable.

                                   BACKGROUND

      Reasons for the Merger

      Since at least as early as 1997, limited partners from time to time have been contacting Prometheus Development Co. to express dissatisfaction with the economic situation of Prometheus Income Partners, including the lack of current distributions, the current recognition of taxable income and the lack of appreciation of the saleable value of the limited partnership units. These contacts became increasingly frequent throughout 2000, such that the general partner was being contacted by limited partners regarding these issues at least weekly. Many of these limited partners have informed Prometheus Development Co. that they (or the beneficial owners they represent) are individuals who invested in Prometheus Income Partners as part of their retirement planning, and that these limited partners believe that the recent economics of the units are unsatisfactory for this purpose. Several limited partners also have expressed concern over the potential impact of construction defects and the related litigation. These contacts always have been initiated by or on behalf of the limited partners and have not included any general or specific proposal by the limited partners for providing liquidity. The general partner has felt constrained in discussing various matters with the limited partners because it is limited as a practical matter in the information it can provide to limited partners due to the regulation of disclosure under the Securities Exchange Act and the pendency of litigation involving the partnership.

      Increasingly, limited partners were asking for information on how to sell their units; and while trading activity in the units in secondary markets had been increasing, volume remained and remains low. While the general partner and the acquiring parties believe in the long-term profitability of the business of Prometheus Income Partners, they recognize the risks involved and the expressed interests of many limited partners to sell their units. PIP Partners and other unaffiliated parties periodically have purchased units in the secondary trading market. Please see the discussion under the caption "The Parties - Prometheus Income Partners - Recent Transactions" beginning on page 57. As a practical and regulatory matter, the number of units that can be purchased by PIP Partners and other parties in these sporadic transactions is severely limited. Thus despite these occasional purchases, the current market for units is thin and illiquid. See the discussion under the caption "Additional Information Concerning Units" beginning on page 74 for the details of these purchases in the secondary market. While the general partner can not value the units with accuracy or precision due to uncertainties related to substantial construction defects and the uncertainty of pending litigation, the general partner believes that private and market purchases from limited partners had and would continue to involve a substantial discount from the value of the units as derived from the underlying market value of the partnership's property given the substantial defects therein, even without ascribing any value to the pending litigation. In reaching such conclusion, the general partner also considered its experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist and the relatively little value these professionals ascribe to the potential for litigation recoveries. For these reasons, in July 1999 the general partner began investigating available alternatives to provide liquidity for the limited partners at a fair price. At that time, the general partner considered a variety of options for achieving liquidity for the limited partners, including principally those discussed below. In general, discussion regarding these matters involved Mr. Diller, John Murphy, a Vice President of the general partner, and

Vicki Mullins, also a Vice President of the general partner. In reviewing these options, the general partner deemed it important to reduce the substantial costs associated with managing an entity that is a reporting company under the Exchange Act with over 1,000 limited partners. By reducing the number of limited partners to one and ultimately eliminating the need of quarterly and annual filings under the Exchange Act, the partnership estimates it will save $100,000 annually in legal, accounting, administrative and other costs. This savings was factored in to the determination of the price PIP Partners is willing to pay for units and the structure of potential transactions PIP was willing to consider. In considering acceptable transaction structures, PIP Partners also considered the elimination of fiduciary duties of the General Partner to unaffiliated parties.

      In June 1999, Prom Investment Partners, LLC, a limited partner not affiliated with the general partner or any of the acquiring parties, contacted the partnership by requesting pleadings and other court filings regarding the construction defect litigation and copies of the mortgage notes for each of the partnership's properties. Prometheus Development Co. sent to Prom Investment Partners the mortgage notes, but directed it to the public record for the court filings, and shortly thereafter it inquired whether Prom Investment Partners would be interested in selling its units. In or about October 1999, Prom Investment Partners contacted Mr. Murphy regarding the interest of the general partner or its affiliates in buying Prom Investment Partners' units. No agreement as to the possible terms of the proposed sale was reached at that time.

      In January 2000, the general partner began investigating in greater detail potential alternatives for providing limited partner liquidity involving an acquisition of units by an affiliate of the general partner.

      In or about March 2000, PIP Partners contacted Prom Investment Partners regarding a possible sale of units. Prom Investment Partners proposed a sale at a price per unit higher than the price per unit to which Prom Investment Partners and PIP Partners eventually agreed. PIP Partners evaluated this proposal in light of internal valuations and forecasts. In April 2000, Prom Investment Partners agreed with PIP Partners that Prom Investment Partners, together with certain of its affiliates, would sell all of their units to PIP Partners at a price of $1,200 per unit. However, pursuant to this agreement, if PIP Partners acquires any units from any other person within two years following the date of this purchase at a purchase price greater than $1,200 per unit, PIP Partners agreed to pay Prom Investment Partners and its affiliates the excess of the price paid over $1,200 per unit for each unit purchased from them by PIP Partners. PIP Partners completed its purchase of 1,487.5 units from Prom Investment Partners and two of its affiliated investment funds on June 20, 2000.

      In May 2000, Prometheus Development Co., PIP Partners, Messrs. Diller and Murphy and Ms. Mullins, on behalf of the various affiliates they represented, revisited the alternatives discussed below and for the reasons set forth below decided to proceed with a merger in structure identical to the merger but in which the consideration to be paid with respect to each unit would be fixed at $1,200. They based the $1,200 in cash to be offered by PIP Partners for each unit each limited partner holds on various factors including their estimate of the fair market value of the underlying real estate properties at $55,050,280, the potential for an increase or decrease in that value, the effects of the pending litigation and the likelihood of success in that litigation on the value of Prometheus Income Partners, the transaction costs incurred as part of the merger, the tax consequences of the merger to PIP Partners and the illiquidity of the units. They also gave substantial weight to the fact that Prom Investment Partners, an unaffiliated third party with substantial real estate experience, agreed to accept $1,200 per unit for a substantial block of units.

      In June 2000 and September 2000, Prometheus Development Co. and the acquiring parties filed preliminary proxy solicitation and related materials with the Securities and Exchange Commission relating to a proposed merger involving merger consideration fixed at $1,200 per unit.

      In October 2000, the general partner and the acquiring parties reviewed the partnership's financial performance for the nine months ended September 30, 2000 and compared these results to previously projected results upon which they based in part their original evaluation of the fairness to the limited partners of the orginally proposed fixed consideration of $1,200 per share. In fact, actual results for this period materially exceeded projected performance. Because of this, in order to establish a more fair and independent basis upon which to value the limited partnership units, the general partner and the acquiring parties determined to obtain an independent appraisal of the market value of the partnership's real estate properties. By letter dated November 22, 2000, the general partner informed the limited partners that it was seeking such appraisal and would reevaulate the merger and the merger consideration in light of this appraisal.

      In December 2000, the general partner and the acquiring parties received an appraisal of the partnership's real estate properties, a copy of which is attached hereto as Appendix C. For a more complete description of this appraisal, please see the disclosure under the caption "Appraisal" beginning on page 67. This appraisal valued these properties at $68,900,000, substantially in excess of the $55,050,280 previously estimated by the general partner and relied upon, in part, in assessing the fairness of the merger consideration as previously proposed. Based on this appraisal, the acquiring parties reconsidered the merger consideration being offered and potential alternatives to the transaction.

      The acquiring parties reconsidered the alternatives discussed below and determined that the reasons for previously having made the decision not to pursue such alternatives continued to apply. The acquiring parties then determined to offer to recommend to the limited partners the merger in which the Liquidation Value, calculated based upon the independently appraised market value, would be offered to the limited partners. The acquiring parties could have sought to recalculate a fixed price offer based on the appraisal. As noted in the preceding paragraphs and below, there are substantial uncertainities in calculating such a value. Previously, the acquiring parties believed that the sale of a substantial block of units to Prom Partners, who are sophisticated real estate professionals, provided independent market validation of the values ascribed by the acquiring parties to these uncertainties. Given the length of time that has passed since that sale by Prom Partners, the acquiring parties no longer were comfortable that such sale provided such validation. Accordingly, they made the determination that offering the deemed liquidation value, calculated based on the appraised value as set forth above and below (with minimum proceeds to the limited partners equal to the previously offered fixed merger consideration of $1,200) to be the fairest and most prudent course of action.

      Fairness of the Transaction

      For the reasons set forth below, each of Prometheus Development Co., Inc., PromHill, Inc., PIP Partners - General, LLC, PIP Acquisition, LLC, The DNS Trust and the Dillers has separately concluded that the transaction is both substantively and procedurally fair to the limited partners, notwithstanding that no unaffiliated purchaser of the units or the partnership's properties was sought. In reaching such conclusion, as discussed more fully below, these parties considered principally the following factors:

        o Appraised Value. The merger consideration is derived from the market value of the partnership's properties, as determined based on an independent third-party appraisal of these properties.

        o Current and Historical Market Prices. Since January 1, 1998, the maximum price paid for units in the secondary market was $601. This does not include the sale of units pursuant to recent tender offers at $650 and $800 per unit or PIP Partners' recent block purchase for $1,200. Please see the disclosure under the captions "Recent Transactions" beginning on page 57 and "Additional Information Concerning Units" beginning on page 74. Prometheus Development Co. and the acquiring parties believe the there has been no significant change in the trading price of the units despite the improved financial condition of Prometheus Income Partners because the market for the units is not liquid and due to the uncertain status of the construction defects and related litigation.

        o Net Book Value. As of December 31, 2000, limited partners' equity per unit was $270, substantially below the minimum consideration offered. See "Summary Selected Financial Data of the Partnership" beginning on page 24.

        o Liquidation Value. The merger consideration constitutes an approximation of the liquidation value of the units based on a deemed sale of the partnership's properties at their appraised market value, after giving effect to the net proceeds (if any) realized from the litigation and the costs to repair existing construction defects, which the general partner and the acquiuring parties believe would be discounted from the purchase price any potential purchaser of the partnership's properties would pay for them. In fact, the payment of the non-refundable advance protects the limited partners against having the liquidation value reduced if the actual cost to repair existing defects would be greater than current estimates and no recovery of such costs is obtained in the litigation. The general partner and each of the acquiring parties believes, as discussed below, that it is impossible to quantify the present value of the litigation with any accuracy, and thus preserving for the limited partners the right to participate in any net proceeds from such litigation in excess of the actual costs to repair the defects is the fairest way to deal with this issue.

        o Recent Block Sale. The merger consideration will be not less than the $1,200 per unit accepted by a sophisticated unaffiliated third parties in a recent block purchase of shares by PIP General.

        o Going Concern Value. The acquiring parties believe that companies in the business of owning and operating real estate rental properties are generally valued in the market based on the underlying liquidation value of those properties, rather than a separate going concern value for the company itself. However, the independent appraisal is based in part on the income approach and direct capitalization (as described under the caption "Appraisal" on pages __ through __), which the acquiring parties believe give due consideration and effect to the value of the partnership as a going concern, rather than solely based on an abstract liquidation value of the properties. As such, they believe basing the merger consideration on the appraisal gives fair and adequate consideration to the going concern value of the partnership.

      Each of the general partner and the acquiring parties believe that the transaction is procedurally and substantively fair to the limited partners because the merger consideration is based on an independent appraisal of the partnership's properties and gives due effect to the two principal circumstances further affecting the value of units, those being the construction defects and the outcome of pending litigation, and not accounted for in such appraisal. These parties believe that these factors are central to a determination of the fair value of the units. Any attempt to put a value at this time on the ultimate cost of these repairs and the associated litigation would be mere conjecture and potentially unfair to the limited partners.

      The uncertainty of recovery in litigation is particularly significant to a valuation of the units and the price an unaffiliated third party would be willing to pay for units. The general partner and the acquiring parties believe that the uncertainty of recovery (and the uncertainty of the partnership being made whole for all costs of repair it has and continues to incur), together with the existence of known and potentially unknown construction defects in the partnership's properties, substantially decrease the price an unaffiliated party would pay for a substantial block of units. While the partnership is seeking full recovery for known defects, the value of such litigation is speculative. With respect to any litigation, there ultimately are questions as to probability of success, issues regarding proof of damages, and, ultimately, the cost of litigation, including attorneys' fees (including, in this case, contingent attorneys' fees to be paid out of any recovery). In addition, due to the time necessary for the process to run its course (including the possibility of appeal), any potential recovery must be discounted to present value. Given all of these uncertainties, the general partner and the acquiring parties believe that the most fair course of action would be to preserve for the limited partners the economic benefit of the net recovery (if any) in the litigation.

      The acquiring parties also believe the determination of the merger consideration and the proposed transaction were procedurally fair to the limited partners even though there are no persons in the position of "independent directors" or other unaffiliated representatives to act solely on behalf of the limited partners unaffiliated with the general partner and the acquiring parties. The appraisal was conducted by a party unaffiliated with and independent of the general partner and the acquiring parties. The appraisal was conducted in accordance with applicable professional standards, as noted therein. By being based in part on the income approach and direct capitalization (as described under the caption "Appraisal" on pages __ through __), the acquiring parties believe the appraisal gives due consideration and effect to the value of the partnership as a going concern, rather than solely based in the liquidation value of the properties. Finally, the method for calculating the deemed liquidation value of the partnership based on the independently appraised value of its properties gives due and objective consideration and effect to those factors not reflected in the appraisal, primarily cash on hand, the outcome of the litigation and the cost to repair the defects in these properties.

      By virtue of having obtained an independent appraisal of the market value of the partnership's real estate properties and considered alternatives for realizing upon that market value, the general partner and the acquiring parties believe that the determination of the merger consideration to be paid is procedurally fair to the limited partners. They also believe the merger consideration to be substantively fair to the limited partners by virtue of having used this appraisal to determine a liquidation value of the partnership and basing the merger consideration thereon, while preserving for the limited partners the economic benefits of any net litigation recovery and limiting their exposure to the risk that the costs to repair the partnership's properties could exceed current estimates or available resources or that such defects or other circumstances could adversely affect the partnership or the use of its properties.

      In concluding that the transaction is fair to the limited partners, the general partner and the acquiring parties further considered in detail the positive and negative factors discussed below, the evaluation of which, in the view of each of the general partner and the acquiring parties, supported its conclusions regarding the fairness of the transaction. The general partner and the acquiring parties also considered the positive and negative factors discussed below with respect to the alternatives to the transaction. In the view of the general partner and the acquiring parties, the negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction in the form of the merger to the limited partners.

      Positive Factors Considered

      In determining that the merger is fair to the limited partners and in recommending approval of the merger, the general partner and the acquiring parties each considered the following factors which they believe support their respective determinations regarding the fairness of the transaction and recommendations:

     o The limited partners will be able to liquidate their investments. No significant market for the sale of units currently exists or is expected to develop in which limited parties can liquidate their investments. Upon the completion of the transaction, the limited partners, other than PIP Partners, will be entitled to receive cash approximating the fair value of the units in exchange for their units and, accordingly, those limited partners will no longer bear the risks inherent in the ownership of the properties through the partnership.

     o The merger consideration each limited partner will receive is based on the market value of the partnership's properties as determined by independent appraisal. The general partner and the acquiring parties believe this validates the fairness of the price to be paid in the merger. The true market value of the partnership's properties could be greater than the appraised market value.

     o The merger consideration being offered is substantially equivalent to the amount the limited partners would receive upon the liquidation of the partnership's underlying properties at current market values. It also preserves for the limited partners the economic benefits of any net litigation recovery and limits their exposure to the risk that the costs to repair the partnership's properties could exceed current estimates or available resources or that such defects or other circumstances could adversely affect the partnership or the use of its properties.

     o Based on their experience as to the substantial discount real estate professionals impose in instances where substantial construction defects exist and the relatively low value these professionals ascribe to the potential for litigation recoveries, the general partner and the acquiring parties believe that the presence of significant construction defects and the uncertainty of success in litigation in which Prometheus Income Partners is involved would cause the partnership and/or its properties to be sold at a price less than the merger consideration. The general partner believes that because of its experience in pursuing construction defect litigation and its familiarity with the partnership's properties, it is in a better position to achieve a better result in these matters than unaffiliated third parties--and thus it discounts the value of the properties less than would these other parties. Because of the possibility of an additional deferred payment of the merger consideration, this experience ultimately will inure to the benefit of the limited partners.

     o Ultimately, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. There can be no assurance that the partnership will be successful in litigation to recover the costs of these repairs, or that it will be so in a timely manner. As a result, established reserves, together with the amounts recovered in this litigation, if any, may be insufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partners' interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes would then be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these uncertainties.

     o The minimum cash price to be received by the limited partners per unit is over $500 greater than the highest price paid in open market transactions for units over the past two years.

     o PIP Partners did not require Prometheus Income Partners to make significant representations, warranties or covenants with respect to its past, present or future operations or profitability, the construction defect litigation or the construction defects themselves. Accordingly, there is little risk that the merger will not be consummated if approved by the unit holders.

     o Pursuant to the Agreement and Plan of Merger, PIP Partners has agreed to vote its units for or against the merger in the same proportion as the unaffiliated limited partners who vote on the merger at the meeting. This means that the merger will be approved only if a majority of those unaffiliated limited partners voting on the transaction vote for the merger.

     o The merger will allow limited partners to receive cash to at least partially pay tax liabilities related to income recognized since 1997 (the partnership having recognized a loss in 1996) with respect to undistributed partnership income that has been reserved for conditional liabilities related to the construction defects. It is uncertain whether and when Prometheus Income Partners will be able to make distributions of income to the limited partners under its credit agreements or otherwise, given the status of construction defects in its properties and the construction defects litigation. Commencing with the tax year following the tax year in which the closing of the transaction occurs, the limited partners will not incur income for tax purposes with respect to which they have received no corresponding cash distribution.

     o If the merger is not consummated, the limited partners would continue to own units. This likely would be true for the foreseeable future because there is no assurance that in the absence of a liquidation the limited partners would have a liquidity event with respect to their units until the expiration of the term of Prometheus Income Partners under its partnership agreement. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. Therefore, the limited partners would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. Although the properties owned by the partnership have experienced positive rental growth and high occupancy for the last few years, there still exists a risk of a downturn in these trends in the future. These factors could also adversely impact any future price at which the units or the partnership's properties could be sold. If the merger is consummated, the limited partners would no longer have their units subject to the risk of the real property ownership and operation, including the uncertainty of recovery in the construction defects litigation; or the risks of substantial loss of use of the partnership's properties as a result of existing defects or otherwise.

     o The non-refundable advance on the merger consideration of $1,200 per unit, without giving effect to any deferred payment of merger consideration, represents a multiple of 9.5x annual net income of the partnership per limited partner unit for the most recently completed fiscal year ended December 31, 2000.

     o Although the partnership typically has experienced year-to-year revenue and income growth, the potential for continued income growth beyond the horizon of the current remaining terms on existing leases is uncertain. The partnership's properties currently have occupancy rates of approximately 99%. Continued growth in income will thus have to be derived from increases in rental rates or reductions in costs. While the geographic areas in which the partnership's properties are located have generally experienced increases in rental rates over such period, such rates are subject to change based on a variety of factors, including general economic conditions in such areas.

     Overall, the general partner and each of the acquiring parties believe these factors combine to give limited partners the opportunity to realize their investment at a fair price that would not be afforded through other alternatives while eliminating the risks of loss that would be attendant to retaining limited partnership interests in a real estate limited partnership fraught with substantial uncertainties of litigation and structural defects.

     Negative Factors Considered

     Each of the general partner and the acquiring parties also considered the following negative factors:

     o PIP Partners, PIP Acquisition and Prometheus Development Co. are all under the common control of Sanford Diller and, therefore, Prometheus Development Co. has substantial conflicts of interest with respect to the approval of the merger. The merger consideration was determined without any arms-length negotiations between PIP Partners and either Prometheus Development Co. or any other person acting independently on behalf of the limited partners. In structuring the transaction, only Prometheus Development Co. represented the interests of the limited partners.

     o PIP Partners is making this offer with a view to making a profit and, therefore, there is a conflict between PIP Partners desire to purchase your units at a low price and your desire to sell your units at a high price. PIP Partners believes that it can profit from its ownership of the partnership notwithstanding the prevailing risks and uncertainties. Affiliates of Prometheus Development Co. will hold 100% of the units if the transaction is completed. Consequently, affiliates of Prometheus Development Co. will continue to have the opportunity to benefit from any future earnings growth and increases in the value of Prometheus Income Partners and its properties.

     o There has been no independent evaluation of the terms of the merger, no independent committee has reviewed the merger and no independent opinion as to the fairness of the merger consideration has been obtained.

     o Prometheus Development Co. has not contacted any third-party unaffiliated with the Prometheus Development Co. concerning a possible sale of the partnership's underlying properties to that third-party, a tender offer by that third-party for the units for cash, or any other acquisition of units by that third-party.

     o The limited partners will not have the benefit for tax purposes of future losses (if any) of Prometheus Income Partners, including any losses related to construction defects, to offset other sources of income.

     o Following the transaction, the limited partners, other than PIP Partners, will cease to participate in future earnings or growth, if any, of Prometheus Income Partners or benefit from increases, if any, in the value of Prometheus Income Partners or its properties.

     o If limited partners owning more than 50% of the units vote for the merger proposal, their approval will bind all limited partners. Therefore, a limited partner may vote against the merger proposal and nevertheless have its units converted into the right to receive cash in the merger if the requisite vote of the limited partners is obtained.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with the merger proposal. Therefore, dissenting limited partners do not have the right to have their units independently appraised if they disapprove of the merger or the merger consideration.

     o The limited partners will not be able to benefit from potential alternatives to the merger. These alternatives include a separate sale of all of the assets of Prometheus Income Partners and subsequent liquidation of Prometheus Income Partners, other possible acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o If the merger occurs, you will not receive any future distributions from operating cash flow of Prometheus Income Partners, if and when reinstituted, or upon a sale or refinancing of the properties owned by Prometheus Income Partners.

     o Affiliates of Prometheus Development Co. have a separate economic interest in structuring the transaction to achieve favorable tax treatment. Limited partners will recognize gain or loss on the conversion of their units into cash in the merger.

     o The obligations of PIP Partners are subject to the condition that the holder of indebtedness of Prometheus Income Partners consents to the merger on terms acceptable to PIP Partners. There is no assurance that this consent will be obtained on terms acceptable to PIP Partners.

     o The merger may be approved even though a majority of the units held by limited partners unaffiliated with Prometheus Development Co. do not approve the merger. This is because PIP Partners will vote its units according to the percentage of units voting in person or by proxy at the meeting in favor of the merger. Thus, units not voted at the meeting will not be taken into account by PIP Partners in determining the percentage of its own units to be voted in favor of the merger.

     o If the merger is deemed a transfer of the partnership's properties, the partnership would have to pay to its lenders a transfer fee of $261,881, which would reduce the total merger consideration to be paid for each unit (although not below $1,200).

     In the view of the general partner and the acquiring parties, these negative factors were not sufficient, either individually or in the aggregate, to outweigh the benefits of the proposed transaction to the limited partners.

     In evaluating the fairness of the transaction, the general partner and the acquiring parties also considered the information on weighted average private sales prices for units of which it was aware. Over the past two years, other than the recent block purchase by PIP Partners, units have been sold for between $495 and $601 (this does not include the sale of units pursuant to recent tender offers at $650 and $800 per unit), far less than the minimum merger consideration of $1,200 per unit. However, none of the acquiring parties placed significant emphasis or weight on these prices and ranges and none considered these prices and ranges to be material factors in making their determinations and recommendations because, at present, there is no established public trading market for the units, nor is one expected to develop. Moreover, liquidity is limited to sporadic private sales which generally involve a relatively small percentage of the units outstanding. Each of the general partner and the acquiring parties believes that the fair value of the units (based on the potential value of Prometheus Income Partners' real estate, and the anticipated outcome of the litigation as discussed below) is substantially higher than recent trading prices.

     Regarding the price being paid, these persons believe the lack of a significant change in the trading price of the units as the financial condition of Prometheus Income Partners has improved reflects the weak market for the units. In a more efficient market, they believe that recent trading prices would be higher than it currently is. However, even then, the uncertain status of the construction defect litigation in which Prometheus Income Partners is involved reduces the possibility that Prometheus Income Partners will be able to dispose of its properties at a fair price, thus reducing the possibility that the limited partners will be able to liquidate their units other than through this merger or a similar transaction in the foreseeable future. The general partner and the acquiring parties have decided to go forward with the merger because the merger would allow the limited partners to liquidate their units at a fair price despite these concerns.

     Alternatives to the Transaction Considered

     The decision to pursue the merger, and, in part, the assessment by the general partner and the acquiring parties of the fairness of the merger, included a review of different alternatives identified as having the potential to achieve the investment objectives of limited partners as expressed to the general partner. They considered three alternatives to the merger:

     o liquidation of Prometheus Income Partners through a sale of its properties and distribution of the net cash proceeds of the liquidation;

     o a negotiated tender offer by PIP Partners - General for a percentage of the units; and

     o continuation of the business of Prometheus Income Partners, with Prometheus Income Partners continuing to be owned by the current limited partners, including PIP Partners.

     The general partner did not consider any other form of transaction in which the limited partners would receive anything other than cash (including the deferred cash right included in the merger consideration). Discussion of these alternatives were limited to Mr. Diller, Mr. Murphy, Ms. Mullins and the partnership's legal advisors.

     Liquidation

     One alternative to the transaction considered was to liquidate Prometheus Income Partners' assets, distribute the net cash proceeds of the liquidation to the partners and then dissolve Prometheus Income Partners. The general partner and the acquiring parties determined that Prometheus Income Partners should not pursue this alternative for the reasons discussed below. Because of the negative factors discussed below, they did not deem it warranted to solicit expressions of interest regarding the purchase of the properties of Prometheus Income Partners.

     In a liquidation, Prometheus Development Co. would market the partnership's properties and, if a potential purchaser were interested in purchasing Alderwood or Timberleaf or both, Prometheus Development Co. would negotiate and enter into an agreement for the sale of the property or properties. Prometheus Development Co. would be required to obtain the approval of limited partners holding at least 50% of the units before the sale could close. If the limited partners approved the sale of both properties and these sales were closed, Prometheus Development Co. would proceed to liquidate the partnership in accordance with the provisions of the partnership agreement of Prometheus Income Partners and applicable law, subject to final resolution of the pending litigation or the making of other arrangements with respect thereto.

     Pursuant to the partnership agreement of Prometheus Income Partners, net proceeds from a sale and liquidation would be distributed in the following order to the extent of the funds are available:

               (1) To the payment of current partnership obligations, liabilities and expenses.

               (2) To the setting up of reserves that the general partner deems necessary for the payment of partnership debts or liabilities, whether then payable or not yet payable, including any contingent or unforeseen liabilities or obligations.

               (3) In proportion to, and to the extent of, the positive capital account balances of the partners.

               (4) 100% to the limited partners until each limited partner has received an amount equal to a preferred percentage return on its invested capital plus the limited partners' remaining invested capital.

               (5) A disposition fee of up to 3% of the sales price to the general partner.

               (6)    The balance:

                      (a)    85% to the limited partners; and

                      (b)    15% to the general partner.

     Benefits of liquidation. Prometheus Development Co. considered the primary benefits of a sale and liquidation to be the following:

     o Upon the completion of a liquidation, the limited partners would be entitled to receive cash in exchange for their units and, accordingly, limited partners would no longer bear the risks inherent in the ownership of the properties through Prometheus Income Partners, including the uncertainty of recovery in the construction defects litigation resulting in uncertainty as to whether the partnership will have adequate funds to make necessary repairs to its properties.

     o A liquidation would not take place unless greater than 50% of the units vote for the transaction. This procedure grants the limited partners in the aggregate the opportunity to choose whether to liquidate their interests or veto the transaction.

     o In the absence of a sale of one or both properties, it is unclear whether and when Prometheus Income Partners would be able to make distributions of income to the limited partners, given the status of construction defects in the properties and the uncertainties involved in the construction defects litigation.

     o Commencing with the tax year following the tax year in which the closing of a liquidation occurs, the limited partners would no longer need to include in their federal and state income tax returns the various items of income, loss, deduction and credit as previously reported on Schedule K-1s delivered by Prometheus Income Partners and would not incur income for tax purposes with respect to which they have received no cash distribution.

     Disadvantages of Liquidation. The general partner and the acquiring parties also considered the following disadvantages of liquidating Prometheus Income
Partners:

     o Based on their experience as to the substantial discount real estate professionals impose in instances where substantial structural construction defects exist and the relatively little value these professionals ascribe to the potential for litigation recoveries, the general partner and the acquiring parties believe that the presence of significant construction defects and the litigation in which Prometheus Income Partners is involved would cause the partnership and/or its properties to be sold at a price per unit substantially less than the merger consideration. The general partner believes that because of its experience in pursuing construction defect litigation and its familiarity with the partnership's properties, it is in a better position to achieve a better result in these matters than unaffiliated third parties--and thus it discounts the value of the properties less than would these other parties.

     o There can be no assurance that Prometheus Development Co. would be able to sell Prometheus Income Partners' properties for prices that would result in a distribution to the limited partners that is equal or greater than the consideration they would receive in the merger. Any distribution of proceeds from the sale of the properties would be subject to the prior satisfaction of the partnership's liabilities. Given the outstanding defects in these properties, there is no assurance that the price at which the properties could be sold would be sufficient to satisfy the partnership's liabilities.

     o A potential purchaser could require the limited partners to place all or a substantial portion of the purchase price in escrow pending the outcome of the construction defect litigation, and, if an unfavorable outcome of the litigation occurred, might require some of the funds in escrow to be returned to the purchaser.

     o So long as the existing construction defects remain, the existing loans would not be assumable by a buyer of the properties.

     o The limited partners would likely give up any rights to receive the funds currently kept in reserve for the construction defects or any potential payoff on the construction defect litigation.

     o Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from Prometheus Income Partners, and Prometheus Income Partners would continue to have SEC reporting obligations.

     o Limited partners do not have any dissenters' rights or other rights of appraisal under the state law which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise in connection with a sale and liquidation. Therefore, dissenting limited partners would not have the right to have their units independently appraised if they disapprove of the liquidation.

     o The limited partners would not be able to benefit from the alternatives to a liquidation. These alternatives include the merger, other possible acquisitions of units or the continuation of Prometheus Income Partners under its current ownership structure.

     o  No assurance can be given that a liquidation would be consummated.

     o If a liquidation occurred, the limited partners would not receive any future distributions from operating cash flow of Prometheus Income Partners if and when reinstituted, the liquidation of the security accounts, upon a sale or refinancing of the properties owned by Prometheus Income Partners, or upon the dissolution of Prometheus Income Partners.

     Tender Offer

     Another alternative to the transaction considered by the general partner and the acquiring parties was to make a cash tender offer for the units. In a tender offer, those limited partners who tendered their units, and whose units were accepted for purchase, would realize most of the benefits the limited partners would receive in the merger.

     The primary benefit the merger offers which is not offered by a tender offer is that, due to the legal structure of Prometheus Income Partners, as a practical matter PIP Partners would be restricted in the number of units it could acquire by way of tender offer. Importantly, if more than 50% of the units are transferred in any given year, Prometheus Income Partners would suffer adverse tax consequences as a result of a reassessment of its properties, estimated by the general partner to result in the payment of additional property taxes of approximately $160,000 annually and subject to further ordinary course annual adjustments. In addition, if PIP Partners held more than 50% of the units, it would essentially be unable under applicable law to purchase the balance of the units at a later date, and thus unable to provide the other limited partners with liquidity, unless it held more than 90% of the units. Thus, PIP Partners might not be able to offer liquidity to all limited partners who desired liquidity. In addition, a discount would be applied to the price paid due to the costs inherent in continuing to have minority partners. Another significant benefit to the merger versus a tender offer is that following a tender offer Prometheus Income Partners might continue to be required to satisfy its current reporting obligations pursuant to SEC rules. Also, in a tender offer, it likely would be impracticable to provide the limited partners with a continuing economic interest in the portential litigation recovery.

     The primary advantage to pursuing a tender offer versus the merger is that those limited partners who do not wish to tender their units are not required to do so. In the merger, if a majority of the units are voted in favor of the merger and the merger takes place, each limited partner other than PIP Partners will be entitled to receive the merger consideration for each unit each limited partner holds. In a tender offer, those limited partners not tendering their units would retain those units.

     The general partner also considered soliciting third party interest in making a tender offer for the units. However, for the reasons set forth above as to why the general partner and the acquiring parties believe the partnership's properties would be undervalued in a sale, they believe the units would be similarly undervalued in the price a third party would be willing to pay in a tender offer. This is particularly true because there would be no mechanism available in connection with a tender offer to escrow a part of the purchase price to cover contingent liabilities of the partnership.

     Continued Ownership of Prometheus Income Partners

     Benefits of continued ownership. Another alternative to the transaction considered by the general partner and the acquiring parties was to continue Prometheus Income Partners in accordance with its existing business plan, with Prometheus Income Partners continuing to be owned by the limited partners. This will be the result if Prometheus Income Partners does not participate in the merger. The general partner and the acquiring parties considered the primary benefits of continuing the business of Prometheus Income Partners to be as follows:

     o Limited partners of Prometheus Income Partners would continue to have the right to receive distributions of net cash flow arising from operations and the sale or refinancing of Prometheus Income Partners' properties if and when Prometheus Development Co. determines that there were adequate reserves for contingent and other liabilities.

     o Continued ownership of Prometheus Income Partners by the limited partners affords the limited partners with the opportunity to participate in any future appreciation in the partnership's properties.

     o As discussed above, the general partner believes that the presence of significant construction defects and the litigation in which Prometheus Income Partners is involved would cause the partnership and/or its properties to be sold at a disproportionate discount from their fair market value.

     o The limited partners would be able to benefit from potential future transactions involving the sale of the units. These alternatives include a future merger or tender offer at a higher price, although there can be no assurance that an opportunity with respect to future transactions would materialize.

     Disadvantages of Continued Ownership. The general partner and the acquiring parties also considered the relative disadvantages to the limited partners of continuing Prometheus Income Partners under its current business plan, as follows:

     o The availability of future commercially reasonable opportunities to provide liquidity to the limited partners is highly speculative. While the general partner may from time to time consider various alternatives for limited partner liquidity, including a sale of the partnership's properties if and when commercially reasonable to do so, the limited partners will not have any assurance of when or if another liquidation transaction will occur until the expiration of the term of Prometheus Income Partners under its partnership agreement. The general partner would be under no obligation to seek a sale of the properties prior to the expiration of the partnership's term. While a sale of one or both properties could be effected well in advance of such date, the general partner is required to act in the best interests of the partnership in evaluating whether or not to pursue and consummate such sale based on circumstances that prevail from time to time.

     o Continued ownership by the limited partners would fail to secure the benefits to the limited partners that are expected to result from the transaction, including providing immediate liquidity to the limited partners of their investment. At present, there is no established public trading market for the units and liquidity opportunities generally are limited to sporadic private sales. To date, these sales are at a price far less than the merger consideration and typically involve only a very limited number of units.

     o The limited partners would continue to own units and therefore would continue to be exposed to the risks inherent in the ownership of real property, such as fluctuations in occupancy rates, operating expenses and rental rates, which in turn may be affected by general and local economic conditions, the supply and demand for properties of the type owned by Prometheus Income Partners and federal and local laws and regulations affecting the ownership and operation of real estate. The financial results of the partnership are materially dependent on occupancy rates and rental rates. The partnership's properties currently are operating at a 99% average occupancy rate. Growth in performance will thus be dependent upon increases in rental rates. Although the properties owned by the partnership and the rental market where the properties are located have experienced positive rental growth and high occupancy for the last few years, there still exists a risk of a downturn in these trends in the future.

     o As discussed above, the known and unknown construction defects will have to be repaired to maintain the continued viability of the partnership's properties as income producing assets. There can be no assurance that the partnership will be successful in litigation to recover the costs of these repairs, or that it will be so in a timely manner. As a result, established reserves, together with the amounts recovered in this litigation, if any, may be insufficient to fund these repairs in a timely manner. If the partnership does not have sufficient cash to fund these repairs as required, the partnership would have to obtain additional capital resources to fund these repairs. This could result in substantial cost to the partnership or substantial dilution of the limited partnership's interests in the partnership. There is no assurance capital resources would be available to the partnership on commercially reasonable terms. If not, then the partnership would have to consider other alternatives, such as a sale of the properties at what the general partner believes to be substantially depressed prices. If the merger is consummated, the limited partners would no longer bear the risks of these uncertainties.

     o Until the properties of Prometheus Income Partners are sold and the partnership is liquidated and terminated, limited partners would continue to receive Schedule K-1s from the partnership, and the partnership would continue to have SEC reporting obligations.

     o The limited partners would be forced to continue to pay taxes on partnership income which is not being distributed due to contractual and anticipated cash reserve requirements.



                                   THE MEETING

     Time, Date and Place

     This Proxy Statement is being furnished to limited partners of Prometheus Income Partners in connection with the solicitation of proxies by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners, for use at the meeting of limited partners to be held at 1:30 p.m., local time, on April __, 2001, at [location], and at any adjournments or postponements of the meeting.

     Matters to be Considered

     At the meeting, the limited partners will be asked to consider and vote on the merger proposal and the adjournment proposal and to consider any other matters as may properly come before the meeting. A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal.

     Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger.

     Approval of the adjournment proposal will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. The merger provides that Prometheus Development Co. will recommend the adjournment of the meeting for ten days if on the date of the meeting Prometheus Income Partners has not received duly executed proxies which, when added to the number of votes represented in person at the meeting by persons who at that time intend to vote for the merger proposal, will constitute a sufficient number of votes to approve the merger proposal. However, if limited partners holding greater than a majority of the outstanding units have indicated their intention to vote against, and have submitted duly executed proxies voting against, the merger proposal, the merger does not require Prometheus Development Co. to recommend adjournment of the meeting. Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction.

     Other than the merger proposal and the adjournment proposal, Prometheus Development Co. does not expect to ask the limited partners to vote on any other matters at the meeting. However, if matters other than the merger proposal and the adjournment proposal are properly brought before the meeting, or any adjournments or postponements of the meeting, the persons appointed as proxies will have discretion to vote or act on those matters according to their best judgment.

     Recommendations of the General Partner and the Acquiring Parties

     Prometheus Development Co., Prometheus Income Partners, PIP Partners, PIP Acquisition, PromHill, The DNS Trust, Helen Diller and Sanford Diller, considering, among other factors, the opportunity for the limited partners to achieve liquidity, have each determined, as discussed and for the reasons set forth above, that the merger is procedurally and substantively fair to Prometheus Income Partners and all of its limited partners who are unaffiliated with the acquiring parties. Accordingly, these parties have approved the merger and the transactions contemplated by the merger, and each of these parties recommends that limited partners of Prometheus Income Partners vote for the merger proposal and for the adjournment proposal.

     Record Date; Voting Power

     Prometheus Development Co. has fixed the close of business on April __, 2001, as the record date for determination of the limited partners entitled to notice of and to vote at the meeting and any adjournment or postponement of the meeting. Only holders of record of units at the close of business on April __, 2001 are entitled to notice of and to vote at the meeting. As of the record date, there were 18,995 units in Prometheus Income Partners outstanding and held of record by ____ holders of record. Holders of record of units are entitled to one vote for each unit that they hold on the merger proposal, the adjournment proposal and any other matter that may properly come before the meeting.

     Quorum

     The necessary quorum for the transaction of business at the meeting is the presence in person or by proxy of limited partners holding a majority of the units in Prometheus Income Partners outstanding on the record date. For purposes of determining the presence of a quorum, proxies marked "ABSTAIN" will be counted by Prometheus Development Co. as present at the meeting.

     In the event that there are insufficient votes present at the meeting to constitute a quorum, and proxies and votes for the merger proposal represent fewer than 50% of the units, the units for which proxies have been received marked in favor of the adjournment proposal may be voted to adjourn the meeting to a later date. Notice of the adjourned meeting need not be given if the time and place of the adjourned meeting is announced at the meeting, the adjournment is for not more than forty-five days from the date of the original meeting and no new record date is set.

     Vote Required

     A vote for the merger proposal is not also a vote for the adjournment proposal. You must vote separately on each proposal. The affirmative vote of limited partners holding greater than 50% of the units outstanding on the record date is required to approve the merger proposal. The affirmative vote of limited partners holding more than 50% of the units present in person or by proxy at the meeting is required to approve the adjournment proposal.

     Limited partners are urged to complete, date, sign and promptly return the enclosed proxy. All properly executed proxies received by Prometheus Development Co. prior to the meeting that are not revoked will be voted at the meeting in accordance with the instructions indicated on the proxies.

     If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the merger proposal. If you fail to return your proxy and do not vote in person at the meeting, as a result of the agreement of PIP Partners to vote as have the voting limited partners, the effect on the merger proposal will depend on how other limited partners vote. If you fail to return your proxy, your units will have no effect on the outcome of the adjournment proposal. If you mark "ABSTAIN" on your proxy and do not vote in person at the meeting, the effect will be the same as a vote against the adjournment proposal. If you sign and return your proxy but do not give instructions on your proxy, your units will be voted for the merger proposal and for the adjournment proposal.

     Approval of the merger proposal by the limited partners is a condition to Prometheus Income Partners' participation in the merger. Therefore, if we do not receive votes for the merger proposal from limited partners holding greater than 50% of the units, the merger proposal will not be approved and Prometheus Income Partners will not participate in the merger.

     Approval of the adjournment proposal by the limited partners is not a condition to Prometheus Income Partners' participation in the transaction. Approval of the adjournment proposal by the limited partners will permit the adjournment of the meeting to solicit additional proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal.

     Changing Your Vote

     You may revoke your proxy at any time before it is voted at the meeting (1) by sending in a later dated, signed proxy, (2) by written notice of revocation to Prometheus Development Co. or (3) by attending the meeting and voting in person.

     Solicitation of Proxies

     Proxies are being solicited by and on behalf of Prometheus Development Co., as general partner of Prometheus Income Partners. In addition to solicitation by mail, Prometheus Development Co. and the officers and directors of Prometheus Development Co., principally Mr. Murphy and Ms. Mullins, may solicit proxies by telephone, telegram or facsimile transmission. No additional compensation will be paid to these persons for these solicitation services. Prometheus Income Partners will request that brokerage firms, fiduciaries and other custodians forward copies of this Proxy Statement and the enclosed form of proxy to the beneficial owners of units held of record by them, and Prometheus Income Partners will reimburse those brokerage firms, fiduciaries and other custodians for their reasonable expenses incurred in forwarding this material. Prometheus Income Partners has retained persons to aid it in the solicitation. Pursuant to a letter agreement dated April __, 2001 between MacKenzie Partners, Inc. and Prometheus Development Co., MacKenzie Partners agreed to distribute this Proxy Statement to limited partners, provide information with respect to the merger to limited partners, and provide advisory services to Prometheus Development Co. with respect to the merger. Prometheus Development Co. agreed to pay MacKenzie Partners a set fee plus out-of-pocket expenses incurred by MacKenzie in rendering these services.

     The matters to be considered at the meeting are of great importance to Prometheus Income Partners and to the limited partners. Please read and carefully consider the information presented in this Proxy Statement and the other documents to which we have referred you and complete, date, sign and promptly return the enclosed proxy. Completed proxies should be returned as soon as possible. You may return your proxy as follows:

     by regular mail, in the enclosed postage-paid envelope, to:

               MacKenzie Partners, Inc.
               156 Fifth Avenue
               New York, NY  10010
               (800) 322-2885
               proxy@mackenziepartners.com

     or by fax to:

               [Phone]

     List of Limited Partners

     Under the federal securities laws, a limited partner who is entitled to vote at the meeting may request in writing a list of the other limited partners entitled to vote at the meeting to enable the requesting limited partner to mail soliciting materials to the other limited partners.

Alternatively, a limited partner of Prometheus Income Partners who is entitled to vote at the meeting may request that Prometheus Income Partners mail copies of any proxy statement, form of proxy or other soliciting material furnished by the requesting limited partner to the other limited partners. The requesting limited partner must reimburse Prometheus Income Partners for Prometheus Income Partners' reasonable expenses incurred in connection with performing these services. Any requests referred to in this paragraph should be made in writing to: Prometheus Development Co., Inc., 350 Bridge Parkway, Redwood City, California 94065-1517.

     At the time of making the request, the requesting limited partner must, if its units are held through a nominee, provide Prometheus Income Partners with a statement from the nominee or other independent third party confirming the limited partner's beneficial ownership. In addition, the requesting limited partner must provide Prometheus Income Partners with an affidavit or similar document that:

     o identifies the proposal that will be the subject of the limited partner's solicitation;

     o states that the limited partner will not use the list for any purpose other than to solicit limited partners with respect to the same action for which Prometheus Income Partners is soliciting votes; and

     o states that the limited partner will not disclose the information provided to it to any person other than a beneficial owner for whom the request was made and an employee or agent to the extent necessary to effectuate the communication or solicitation.

     Upon termination of any solicitation by the requesting limited partner, the requesting limited partner must return to Prometheus Income Partners, without keeping any copies, the information provided by Prometheus Income Partners and any information derived from that information. A limited partner is only entitled to the foregoing information with respect to Prometheus Income Partners.

     The partnership agreement of Prometheus Income Partners provides that a current list of limited partners is open to inspection, examination and copying by a limited partner of Prometheus Income Partners or that limited partner's duly authorized representative at all reasonable times.

                                   THE PARTIES

     Prometheus Income Partners

     Background

     Prometheus Income Partners, a California limited partnership, was formed on April 15, 1985, under the California Revised Limited Partnership Act, for the purpose of acquiring the Alderwood and Timberleaf properties. Prometheus Development Co., Inc., a California corporation, is the general partner of Prometheus Income Partners. The principal business of Prometheus Income Partners is to invest in, construct, hold, operate, and ultimately sell its properties. The principal investment objectives of the partnership are to preserve and protect its capital, to obtain capital appreciation from the sale of its properties, and, beginning in 1987, to provide "tax sheltered" distributions of cash from operations due to the cost recovery and other non-cash tax deductions available to it.

     With the proceeds of two bank loans, an affiliate of Prometheus Development Co. purchased the Timberleaf site from an unaffiliated third party in January 1985. With the proceeds of another bank loan, Prometheus Development Co. leased the Alderwood site from a local school district with a purchase option in April 1985. Ownership of Timberleaf and the interest under the Alderwood lease subsequently were transferred to the partnership.

     Beginning in February 1987 through December 1987, Prometheus Income Partners offered and sold 19,000 limited partnership units for $19,000,000. The sale of these units was registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement that was declared effective on February 12, 1987; the offering and sale of the units was completed in December 1987. The net proceeds of that offering, together with the proceeds of additional bank loans, were used to satisfy the construction loans with respect to the Alderwood and Timberleaf properties and to exercise the purchase option for the Alderwood land site.

     Prometheus Income Partners is engaged solely in the business of real estate investment. The business of the partnership is not seasonal. The partnership does not engage in foreign operations or derive revenues from foreign sources. Prometheus Income Partners has no employees, officers or directors. Prometheus Real Estate Group, Inc., a California corporation, previously known as Prom Management Group, Inc., a California corporation doing business as Maxim Property Management, the majority of which is beneficially owned by Mr. Diller, employs all of the personnel for the operation of Prometheus Income Partners' properties pursuant to a Management and Operating Agreement, dated as of October 1, 1992, by and between Prometheus Income Partners and Prometheus Real Estate Group. The senior management personnel of Prometheus Real Estate Group also act in these capacities for certain other real estate partnerships in which Mr. Diller and other officers of Prometheus Development Co. hold interests. Prometheus Real Estate Group receives various fees and reimbursement of various expenses from Prometheus Income Partners under the Management and Operating Agreement.

     Prometheus Income Partner's investments in real property are affected by, and subject to, the general competitive conditions of the residential real estate rental market in the Santa Clara area. Its properties are located in an area that contains numerous other competitive residential rental properties. The income of the properties may be affected by various factors outside the partnership's control. For example, changes in the supply of rental properties, population shifts, the availability of mortgage funds or changes in zoning laws could affect apartment rental rates. It is also possible that some form of rent control may be legislated at the state or local level. Expenses of operating the properties, such as administrative and maintenance costs and real estate taxes, are subject to change due to inflation, supply factors or legislation. These increases in expenses may be offset by increases in rental rates, although these increases may be limited due to market conditions or other factors as discussed above. Certain expenses, such as debt service, are at fixed rates and are not affected by inflation. Prometheus Development Co. is unable to predict the effect, if any, of these events on the future operations of Prometheus

Income Partners. There is no assurance there will be a ready market for the sale of the properties or, if sold, that a sale could be made on favorable terms.

     Properties

     Prometheus Income Partners owns the two residential, income-producing properties, Alderwood and Timberleaf, both in Santa Clara, California. The City of Santa Clara, with a population of approximately 104,000, is the third largest city in Santa Clara County, commonly referred to as Silicon Valley, is approximately 47 miles south of San Francisco, encompasses 1,300 square miles and has a population of approximately 1.7 million people, making it the most populous of the nine counties in the greater San Francisco Bay Area.

     The Alderwood luxury garden apartment complex is located at 900 Pepper Tree Lane in Santa Clara, California. Construction began in November 1985 and was fully completed by December 31, 1986. Lease-up activities began in November 1986 and continued through the third quarter of 1987. The complex contains 234 apartment units housed in 19 two-story buildings on a 9.4 acre site. Covered and uncovered parking for 468 cars is provided. The Timberleaf luxury garden apartment complex is located at 2147 Newhall Street in Santa Clara, California. Construction began in November 1985 and was fully completed by December 31, 1986. The complex contains 124 apartment units housed in nine buildings of two or three stories on a five acre site. Covered and uncovered parking for 248 cars is provided.

     Alderwood and Timberleaf are encumbered by first mortgage liens, which secure promissory notes payable as of June 30, 2000 in the amount of $16,805,000 and $9,231,000, respectively. The Notes bear interest at the rate of 6.99% per annum for Alderwood, and 7.09% per annum for Timberleaf, and mature in 2007. The Notes, if prepaid more than thirty (30) days from maturity, may be subject to a prepayment penalty.

     Construction Defects; Litigation

     Construction Defects
     --------------------

     In June 1996, Prometheus Development Co. learned that the hardboard siding used at both Alderwood and Timberleaf was beginning to fail. That was the first indication of potential product failure at these properties, and the general partner commissioned a survey of the sites.

     On June 26, 1996, experts conducted the first visual inspection of Alderwood with respect to the defects on behalf of Prometheus Income Partners. Throughout 1997 and 1998, the partnership inspected and investigated Alderwood with respect to the construction defects, and in March and November 1998, various defendants inspected and investigated Alderwood as well. Similarly, on July 11, 1996 experts conducted the first visual inspection of Timberleaf. Additional investigations took place in 1997, 1998 and 2000.

     As of the dates of these inspections, moisture had accumulated in the walls of these projects through a combination of construction defects and endemic problems with the hardboard siding. Sufficient moisture over time causes rot and decay in the wood, framing and siding which necessitates repairs which, in some cases, are structural in nature. Rot and decay, which form inside the wall, are not visible, and until rot and decay have caused changes in the physical appearance of the exterior of the buildings, it is difficult to ascertain all the locations where rot and decay exist. On September 23, 1996, Prometheus Income Partners filed two lawsuits against the siding manufacturer, the general contractor, the subcontractors and the architects, one for each of its properties, regarding problems at the properties stemming from the hardboard siding. Each of these persons has denied responsibility for the defects. In October 1997, a cross-claim was filed by one of the defendants in each of these lawsuits against the partnership seeking relief against other parties to the litigation if either filing party is found liable in the litigation. This cross claim was tendered to the partnership's insurance carrier, counsel for whom has denied all allegations. The general partner does not believe there is a substantial risk of recovery against the partnership on this claim, but there is no assurance a judgment will not be rendered against the partnership based on this claim.

     As part of the inspections discussed above, certain structural issues caused by the defects in the hardboard siding were uncovered at Alderwood and Timberleaf and were rebuilt as part of an immediate repair process. Prometheus Development Co. subsequently determined that additional immediate repairs were necessary, which, with the exception of roof repairs noted below, have been completed. Prometheus Development Co. continues to monitor the condition of the property to look for any other signs of rot and decay that would necessitate immediate attention and repair.

     In addition to the hardboard siding problems, in September 1999 routine roofing inspection uncovered failing roof substrate at dormer roof assemblies for Alderwood and Timberleaf. Prometheus Development Co. traced the cause of this roofing problem to inadequate venting of the roof space. Inadequate venting leads to condensation in roof areas. This has been sufficient to cause deflection and decay of the roof and its structural support, requiring replacement. Prometheus Development Co. has received design specifications for remedial roof repairs and has completed a prototype repair of four dormer roof assemblies. A bid based on the approved scope for additional dormer roof repair as recommended by our engineer is currently being reviewed and once fully negotiated will be executed. These repairs will begin as soon as possible.

     Based on information currently available to the general partner, damages and economic loss appear to be in the range of $19-$20 million.

     Since 1997, both cases have been under the supervision of a Special Master who is appointed and empowered by the court to assist in resolving the cases. Investigations and other subsequent discoveries have been ordered by the Special Master on behalf of both plaintiffs and defendants in an effort to come to a settlement. Destructive investigation, completed under the order of the Special Master in March 1998 for Alderwood and May 1998 for Timberleaf, has produced a preliminary issues list which the Special Master will use in attempting to prompt a settlement from the defendants. This information is protected by the Special Master and is not for general distribution. Additional testing and investigations have been conducted periodically on the properties and continue to be performed from time to time.

     The first settlement conference supervised by the Special Master was held on March 11, 1997 among the various defendants and Prometheus Income Partners. Since then, there have been conferences with respect to Timberleaf in May, June, September and December 1997,

April, June, August, October and December 1998, and February, June and October 1999. There have also been conferences with respect to Alderwood in January, March, April, September, October and November of 1999. None of these conferences produced a settlement, and so on May 5, 2000, the judge ordered another mandatory settlement conference to be held on August 16, 2000. No settlement was reached at this conference. A trial date has been set for Timberleaf on May 14, 2001, and Alderwood's trial is set to commence immediately thereafter.

     On March 26, 2001, the partnership reached a settlement with one of several principal defendants in the two lawsuits. Under the terms of this settlement, this defendant has agreed to pay an aggregate of $3.58 million for the full and final settlement of the claims against it. Of this amount, the partnership would receive a net amount of approximately $2.3 million, after payment of attorneys' fees, costs and a litigation management fee of 3% of the gross settlement to an affiliate of the general partner and the acquiring parties. This settlement is subject to the approval of the court and the approval of interconnected settlements in related lawsuits by the respective courts in which such suits are being tried. The partnership intends to continue to pursue vigorously its claims against the remaining defendants.

     The terms of the mortgages on the properties require that a security account be maintained for each property to cover contingent liabilities with respect to defects in the properties' hardboard siding. These security accounts are additional collateral for the lender, and total, as of December 31, 2000, approximately $5,256,000. Because there is no current prospect for settling the hardboard siding litigation or of refinancing the properties to remove these covenants, there are no current prospects for the liquidation and distribution of these accounts to limited partners.

     In addition to the security accounts mandated under the partnerships' financing arrangements, Prometheus Development Co. has determined that it is in the best interest of the partnership to continue building reserves for the potential cost of dealing with known and unknown construction defects. Prometheus Development Co. currently maintains an additional account totaling as of December 31, 2000 approximately $3,568,000, which is primarily intended to cover additional contingent liabilities related to the construction defects and other matters.

     The extent and magnitude of the construction defects continues to worsen with time. Prometheus Development Co. believes that Prometheus Income Partners can no longer wait for the cases to be resolved and has authorized the start of repairs using the cash reserve funds currently held. As of December 31, 2000, Prometheus Income Partners has spent approximately $1,581,000 on emergency repairs and litigation expenditures. Assuming that the litigation is not successfully resolved, over the next twelve months the partnership anticipates spending approximately $1,900,000 to $2,400,000 on additional urgent repairs. It is anticipated that funds held in reserve are not adequate to repair the entire project, so completion of the most critical projects will be prioritized. The cost of pursuing litigation also is significant. Prometheus Development Co. cannot predict or estimate what amounts, if any, will be recovered through litigation.

     Recent Tender Offers

     The following are the sole tender offers that have been made for units.

     Beginning in 1996, competing tender offers were made for units. One tender offer from Prom Investment Partners commenced in December 1996. In response to that offer, PIP Partners made a similar offer, which commenced in January 1997. An aggregate 2,750.5 units were tendered to and purchased by these bidders per unit - 1,430 to PIP Partners and 1,320.5 to Prom Investment Partners, or 7.5283% and 6.9518% of the total outstanding units, respectively. Under the terms of the partnership agreement, the transfers were effective as of April 1, 1997. All units were purchased pursuant to these offers for $495 per unit.

     During 1998, Bond Purchase, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, made an unsuccessful offer to purchase units. The offer was for less than 5% of outstanding units and nominal legal costs were incurred by Prometheus Income Partners. On October 16, 1998 Bond Purchase, LLC cancelled its transfer request and no units were acquired by it.

     On June 27, 2000, Everest Management, LLC, a third party not affiliated with PIP Partners, Prometheus Development Co. or Mr. Diller, made a tender offer for up to 2% of the units, or 379 units, for $650 per unit. This tender expired by its terms on July 31, 2000. On October 1, 2000, Everest Properties was admitted as a limited partner with respect to 289 units that were tendered pursuant to this tender offer.

     On March 5, 2001, Everest Management, LLC made another tender offer for up to 1.6% of the units, or 300 units, for $800 per unit. This tender originally was set to expire by its terms on March 30, 2001 and subsequently was extended by Everest to April 20, 2001. Neither the general partner nor any of the acquiring parties is aware of whether any units were tendered pursuant to this offer.

     The Partnership Agreement of Prometheus Income Partners

     Pursuant to the partnership agreement of Prometheus Income Partners, Prometheus Development Co. is the sole general partner of the partnership. All of the outstanding shares of the general partner are owned by The DNS Trust. Mr. Sanford N. Diller and Mrs. Helen Diller are the sole trustees and beneficiaries of The DNS Trust. Mr. Diller is also President, Secretary and a director of the general partner. The DNS Trust is also the principal beneficial owner of PIP Partners - General; thus, PIP Partners and the partnership are affiliates. The general partner has responsibility for all aspects of the partnership's operations. The partnership agreement of Prometheus Income Partners contains provisions relating to the rights and obligations of the general partner, the limited partners and the partnership, including without limitation, the financial arrangement between the general partner and the partnership.

     The partnership agreement provides, and, as parties thereto, the limited partners agree, that the general partner and its affiliates have the right to contract with or otherwise deal with the partnership subject in certain cases to the approval of the limited partners.

     Subject to certain limitations contained in the partnership agreement, the partnership is to distribute quarterly all distributable cash from operations as follows:

              (1) initially 100% to the limited partners until the limited partners have received a sum each year equal to a 10% simple annual rate of return on their investment;

              (2) after the receipt by the limited partners of this 10% return, 100% to the general partner until the general partner has received 5% of the aggregate cash distributed to the limited partners in that year; and

              (3) thereafter, 95% to the limited partners and 5% to the general partner.

     The partnership agreement provides that cash received from the sale or refinancing of the properties would be used or distributed to the extent funds are available as follows:

              (1) to the payment of current partnership obligations, liabilities and expenses;

              (2) to the setting up of reserves which the general partner may deem necessary for partnership debts or liabilities, whether payable or not yet payable, including any contingent or unforeseen liabilities or obligations; and

              (3) 100% to the limited partners until each limited partner has received an amount equal to:

                  (a) the excess of a 10% annual simple rate of return on the limited partners' investment (plus an amount necessary to provide limited partners subscribing for units on or prior to June 1, 1987, an 11% annual simple rate of return for calendar 1988 on invested capital) less the sum of all previous cash distributions during the term of the partnership other than distributions of invested capital;

                  (b) the limited partners' remaining invested capital; and

                  (c) to the general partner a commission fee of up to 3% of the proceeds of a sale of a property (see below for a more complete explanation of this commission).

              (4) The balance: 85% to the limited partners, 15% to the general partner.

     However, distributions of net proceeds from a sale or refinancing arising from the termination of Prometheus Income Partners would be distributed first in proportion to, and to the extent of, the positive capital account balances of the limited partners and the general partner and then as set forth above.

     The commission the general partner is entitled to receive as set forth above is equal to the lesser of (a) 3% of gross sale price of the property and
(b) one-half of the competitive real estate brokerage commission which would be charged by unaffiliated parties rendering similar services.

However, all real estate brokerage commissions or similar fees payable to all persons involved in the sale of a property may not exceed 6% of the sales price.

     The partnership agreement further provides for the allocation of the net profits and net losses among the general partner and the limited partners.

     If, immediately prior to the dissolution and termination of the partnership, the general partner's capital account has a deficit balance and the partnership's assets available for distribution upon dissolution and termination are insufficient to provide distributions to limited partners equal to their aggregate invested capital, the general partner shall be obligated to contribute to the partnership that amount of capital if any equal to the lesser of:

              o  an amount sufficient to restore its capital account to zero and

              o 1.01% of the aggregate capital contributions of the limited partners, less any capital previously contributed by the general partner.

     If Prometheus Development Co. ceases to be the general partner of the partnership upon the occurrence of certain terminating events, including withdrawal, removal as a result of the majority vote of the limited partners, bankruptcy, reorganization or dissolution and termination of Prometheus Development Co., then the partnership will, at its election, either

              o  purchase Prometheus Development Co.'s interest; or

              o  convert to that of a special limited partnership interest.

     Upon conversion of its interest to that of a special limited partner, Prometheus Development Co. would retain the same rights to profits, losses, and distributions as before the terminating event and would be entitled to the voting rights accorded other limited partners. If Prometheus Development Co.'s interest is repurchased, it would receive from the partnership the then present value of its interest in the partnership, determined by agreement of Prometheus Development Co. and the partnership. If the parties cannot agree, the purchase price would be determined in accordance with the then current rules of the American Arbitration Association, with the expense of arbitration borne equally by the parties. If the termination of Prometheus Development Co. was voluntary, the method of payment for its interest would be under a non-interest bearing unsecured, promissory note with principal payable from distributions which Prometheus Development Co. otherwise would have received under this Agreement if it had remained as general partner. If the termination is involuntary, the method of payment would be a promissory note bearing interest at the reference rate of the bank specified by Prometheus Development Co., with equal payments of principal and interest over a term of five years.

     Prometheus Income Partners is permitted to engage in various transactions involving Prometheus Development Co. and its affiliates, as more fully described in the partnership agreement.

     The partnership agreement provides that Prometheus Income Partners will reimburse its general partner, or its affiliates for:

              o the actual cost to the general partner or its affiliates of goods and materials used for or by the partnership and obtained from entities which are not affiliated with the general partner;

              o  expenses for specified administrative services;

              o other administrative services, provided that these services are necessary to the prudent operation of the partnership; and

              o funds advanced to the partnership by the general partner or its affiliates pursuant to the management agreement.

     However, no reimbursement for administrative services is permitted for services for which the general partner or its affiliates receive a separate fee, and the amount of these expenses may not exceed the lesser of:

              o  the actual cost of these services; and

              o 90% of the amount which Prometheus Income Partners would be required to pay to independent third parties for comparable services.

     For 1999 and 2000 to date, Prometheus Development Co. or its affiliates, other than the management company (which was entitled to additional reimbursements under the partnership's management agreement), did not receive any reimbursement for direct or other administrative and out-of-pocket expenses.

     The partnership agreement exculpates the general partner, its officers, directors and affiliates from liabilities to Prometheus Income Partners and indemnifies the general partner, its officers, directors and affiliates against liability to third parties resulting from its or their acts or omissions, so long as the conduct was in the best interests of the partnership, except in the event these liabilities or losses resulted from misconduct or negligence (gross or ordinary). As a result of the exculpation and indemnification provisions, a limited partner may be entitled to a more limited right of action than he or she would otherwise have if these provisions were not included in the partnership agreement.

     For further information regarding the partnership agreement of Prometheus Income Partners, review the partnership agreement of Prometheus Income Partners, filed as Appendix B hereto.

     Repurchase Rights

     Pursuant to the partnership agreement the general partner may allocate up to 10% of distributable cash from operations on an annual basis for the repurchase of units from limited partners. During its existence, the partnership may repurchase only up to 5% of the outstanding units, although the general partner may increase the percentage of units eligible for repurchase. The repurchase price is equal to 80% of the value of the units repurchased, as determined by the general partner, utilizing a sales/liquidation analysis that is based on independent appraisals. As noted elsewhere in this document, the general partner believes the current repurchase price as so calculated would be substantially below the merger consideration. Repurchases are required to be made on a first come, first served basis. On January 1, 1994, the partnership acquired five units from a limited partner pursuant to these repurchase rights at a price of $309 per unit. The valuation method used for this repurchase did not follow the provisions set forth in the partnership agreement. Instead, the partnership and the limited partner agreed to a valuation method which is used by real estate brokers in the area the properties were located, based upon an estimated market value of the properties, less debt prepayment penalties and a discount as provided in the partnership agreement

     Prometheus Income Partners made no repurchases under this Limited Liquidity Plan during the years ended December 31, 2000, 1999, 1998 and 1997 and has made no repurchases thereunder to date in 2001. Prometheus Income Partners has not repurchased units because of the lack of availability of cash for such purpose after the establishment of the reserves described above.

     Financing

     Each of the properties is subject to a Loan Agreement and a Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents in connection with certain debt incurred by the partnership as part of the refinancing of the properties in 1997. Under these documents, the partnership has issued a non-recourse Note with respect to each property, secured by a first deed of trust. These Notes bear fixed interest of 6.99% for Alderwood, and 7.09% for Timberleaf. No immediate plans have been made to repay these Notes.

     The terms of the Notes require, among other things, that the partnership maintain a security account with respect to each property. These security accounts are additional collateral for the lender. Cash held in these security accounts was $3,039,000 and $2,217,000 for Alderwood and Timberleaf, respectively, as of December 31, 2000. On an annual basis, for each property, the partnership is obligated to contribute an amount 10% of the current value of the security account to the security account . If the total cash flow for a property is less than the required contribution, Prometheus Income Partners may contribute an amount equal to the total cash flow, but will be obligated to continue to deposit all cash flow into the security accounts until the total deposits equals the required contribution.

     If the construction defects repairs are not completed by December 2002, or every two years thereafter, and insufficient cash has been accumulated to cure the defects based upon the lender's determination of the cost, then all cash flow shall be deposited into each applicable security account, as necessary, to fully fund the cost of construction. If the projected cash flow is insufficient to satisfy this deficiency contribution, then Prometheus Income Partners has 60 days to fund the shortage over the projected cash flow. No withdrawals are permitted from the security accounts except to cure the siding defects. The lender shall have the right to hire its own consultants to review, approve and inspect the construction. All reasonable fees and expenses incurred by the lender shall be paid by the partnership.

     If the litigation is not settled by December 2002, and the partnership has then met all its obligations under the Notes, then the date for completion of required repairs shall be extended 18 months from the earlier of the pending settlement date or the last day for filing an appeal.

Should construction not be completed by the completion date due to an act of force majeure, the completion date can be further extended to complete the construction work.

     Cash and cash equivalents not being held by the lender are comprised of cash invested in market rate, checking and investment accounts. Cash balances were approximately $1,942,000, $1,183,000 and $638,000 as of December 31, 1999,
1998 and 1997, respectively. As of December 31, 2000, the cash balance was $3,568,000. The reinstatement and level of future distributions, if and when reinstituted, will be dependent on several factors, including the degree of damage caused by the construction defects, determination of liability for potential costs and expenses of dealing with the construction defect problems, and continued stabilized operations at the properties.

     Restriction Under Loan Documents. Prometheus Income Partners agreed to maintain insurance for the properties, maintain the properties in good order, not to transfer the properties, not seek to change the zoning of the properties, and not to operate the properties as condominiums or cooperatives.

     With respect to transfers, the loan documents may limit mergers involving the partnership, unless the consent of the lender is obtained. A violation of these provisions may allow the lender thereunder to, among other things, accelerate the payment of all principal and interest and charge Prometheus Income Partners as a prepayment penalty. If the consummation of the merger confers upon the lender the right to accelerate the loans, PIP Partners will seek to obtain the consent of the lender. PIP Partners intends to enter into discussions with the lender to determine if the lender will grant consent, if required, and, if so, on what terms. If an acceptable agreement can be concluded, any fee incurred with respect to obtaining this consent will be paid by PIP Partners. However, Prometheus Income Partners has not entered into any discussions to date and does not intend to do so until it distributes the proxy materials to the limited partners.

     Distributions

     Distributions to limited partners began with the quarter ending September 29, 1987. The limited partners collectively received aggregate distributions of distributable cash from Operations in 1995 of approximately $1,550,000 (or $81.60 per unit) and approximately $375,000 in 1996 ($19.74 per unit). Cash distributions were suspended in 1996. No distributions were made for 1996, 1997, 1998, 1999 or 2000.

     Quarterly distributions have been suspended in order to continue building reserves for the potential cost of dealing with the construction defect problems. Had these reserves not been necessary, the general partner estimates that the distributions from 1996 through December 31, 2000 would have approximated an aggregate of $8,100,000, or $426 per limited partner unit. At this time, the general partner cannot predict when distributions will resume; however, it is Prometheus Development Co.'s current intention to resume distributions as soon as reasonably possible and prudent. The reinstatement and level of future distributions, if and when reinstituted, will be dependent on several factors, including the degree of damage caused by construction defects, determination of liability for potential costs and expenses of dealing with the construction defects, and continued stabilized operations at the properties.

     Executive Officers

     Prometheus Income Partners has no directors or executive officers. For informational purposes only, the following are the names and additional information relating to controlling persons, directors, executives and senior management of Prometheus Development Co. After the merger, all of the persons who currently are officers and employees of Prometheus Development Co. will continue to be officers and employees of Prometheus Development Co.

     Sanford N. Diller. Age 72. President, Secretary and sole Director. Mr. Diller supervises the acquisition, disposition and financial structuring of properties. Mr. Diller founded Prometheus Development Co., and effectively controls all of its outstanding stock. Mr. Diller received his undergraduate education at the University of California at Berkeley and his Doctor of Jurisprudence from the University of San Francisco. He has been an attorney since 1953. Since the mid 1960's, he has been involved in the development and/or acquisition of more than 70 properties, totaling more than 13,000 residential units and over 2,000,000 square feet of office space.

     Vicki R. Mullins. Age 41. Vice President. Ms. Mullins' responsibilities include supervising all property operations, information systems and finance, as well as managing the disposition and financial structuring of properties. Ms. Mullins came to Prometheus Development Co. in March 1994 from The Irvine Company where she spent seven years as Vice President of Finance and Accounting, and Director of Internal Controls. Prior to the Irvine Company, she spent six years with Ernst & Young as an audit manager. Ms. Mullins is a Certified Public Accountant and holds a B.S. degree in Accounting with honors from the University of Illinois.

     John J. Murphy. Age 38. Vice President. Mr. Murphy's responsibilities include managing all financial, accounting and reporting activities, and insurance. Mr. Murphy came to Prometheus Development Co. in January 1995 from KPMG Peat Marwick where he spent seven years and was a Senior Manager. He is a Certified Public Accountant and holds a B.S. degree in Accounting with honors from the University of San Francisco.

     Helen Diller. Age 71. Trustee of The DNS Trust. Ms. Diller has not been employed for the past five years. She is not involved in the management of The DNS Trust or any of the other entities described in this document.

     Prometheus Income Partners does not pay or employ directly any officers or directors. Compensation to executives and employees of Prometheus Development Co. is not based on the operations of Prometheus Income Partners. Prometheus Real Estate Group, the property manager of the partnership's properties, and its affiliates receive a management fee as compensation for services rendered and reimbursement of certain partnership expenses.

     During the last five years, none of the above has been convicted in a criminal proceeding excluding traffic violations or similar misdemeanors, nor have any of the above been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of this proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to these laws. All of the above are U.S. citizens.

     Principal Unitholders

     Other than PIP Partners, which as of January 31, 2001 owns 18.2% of the outstanding units, no person of record owns or is known by the Registrant to directly own beneficially more than 5% of the outstanding units. 99% of the membership interests of PIP Partners are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn B. Safier. Thus, through PIP Partners, Mr. Diller, Mrs. Diller and The DNS Trust indirectly beneficially own these units.

     Prometheus Development Co. owns no units. However, Prometheus Development Co., pursuant to the partnership agreement of Prometheus Income Partners, has discretionary control over most of the decisions made for Prometheus Income Partners. In addition, Mr. Diller, the holder of 99% of the outstanding equity of Prometheus Development Co., beneficially holds 18.2% of the units through PIP Partners, as described above, and is the sole executive officer of Prometheus Development Co. who beneficially owns units.

     Following the merger, PIP Partners will own all of the units.

     Recent Transactions

     In 1994, a total of five units were repurchased by Prometheus Income Partners from a limited partner unaffiliated with Prometheus Development Co. pursuant to the repurchase program established under the partnership agreement and described above under the caption "Repurchase Rights" beginning on page 53. Since 1994, Prometheus Income Partners has made no repurchases under this Limited Liquidity Plan, principally due to the lack of availability of cash for such purpose after the establishment of the reserves described above.

     The current market for units is thin and illiquid. Prometheus Development Co. is aware of three companies who quote prices for units, and through which a small number of units, usually less than 1% of issued and outstanding units, are traded each year. When the partnership is contacted by a limited partner regarding the possible sale of units, the partnership identifies these three companies, whom the partnership believes are brokers, to the limited partner and provides contact information. The partnership also indicates the interest of PIP Partners in acquiring units.

     PIP Partners acquired 7.5283% of the outstanding units in 1997. During 1998, 1999 and 2000, PIP Partners acquired 0.716%, 1.2371%, and 0.855% of outstanding units, respectively at prices ranging from $495 to $550 per unit. In June 2000, PIP Partners purchased 1,487.5 units from Prom Investment Partners and two of its affiliates (Liquidity Fund Growth--Plus Partners, a California limited partnership and Liquidity Fund Appreciation and Income Partners, a California limited partnership), for $1,200 per unit. This purchase price was arrived at pursuant to arm's-length negotiations between PIP Partners and Prom Investment Partners. PIP Partners is controlled by The DNS Trust, and Sanford and Helen Diller.

     On February 17, 2000, a limited partner unaffiliated with Prometheus Development Co. contacted Prometheus Income Partners requesting information on how to dispose of its units. Prometheus Income Partners responded with an information letter describing the secondary market for units. On April 11, 2000, the limited partner initiated a transaction whereby it would sell 2.5 units to PIP Partners at a price of $525 per unit. The transaction was confirmed and the funds were disbursed to the limited partner on May 1, 2000, and these units were transferred on July 1, 2000.

     Other than as described above and under the caption "Background - Reasons for the Merger" beginning on page 25, neither PIP Partners, Prometheus Development Co. nor any party affiliated with either of them has made any effort to purchase or sell units or been willing to buy or sell units. However, PIP Partners has contacted the three companies mentioned above and asked these companies to contact it when units become available for purchase.

     PIP Partners - General, LLC

     PIP Partners - General, LLC was formed in 1996 to make a tender offer for units as described above under the caption "Recent Tender Offers" on page 50. The DNS Trust is also the sole shareholder of Prometheus Development Co. Since that time, PIP Partners has acquired additional units. PIP Partners conducts no other business. It is controlled by The DNS Trust and Sanford Diller, who also control Prometheus Development Co. The Manager of PIP Partners is PromHill, Inc., a California corporation which is beneficially owned by The DNS Trust. PromHill is solely in the business of acting as a manager of limited liability companies and a general partner of partnerships affiliated with the general partner. The DNS Trust beneficially owns 99% of the interests in PIP Partners. The sole director of the Manager is Sanford N. Diller, who is also the President, Secretary and the sole director of Prometheus Development Co. Vicki
R. Mullins and John J. Murphy are also executive officers of the Manager. The principal executive offices of PIP Partners - General are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

     PIP Acquisition

     PIP Acquisition, LLC is a newly formed California limited liability company which was organized by PIP Partners in connection with the transactions contemplated by the merger. PIP Acquisition is a nonsubstantive transitory merger vehicle that will be merged out of existence at the effective time of the merger. Accordingly, it is not expected to have significant assets or liabilities other than those arising under the merger or to engage in any activities other than those incident to its formation and the merger. PIP Acquisition is a wholly owned subsidiary of PIP Partners. It is controlled by The DNS Trust and Sanford Diller, the same entities who control Prometheus Development Co. The principal executive offices of the PIP Acquisition are located at 350 Bridge Parkway, Redwood City, California 94065-1517, telephone number 650-596-5393.

                                   THE MERGER

     Effects of the Merger on Prometheus Income Partners

     If the merger proposal is approved by the limited partners and Prometheus Income Partners participates in the transaction, then the effects of the transaction with respect to Prometheus Income Partners will be as follows:

     o Limited partners other than PIP Partners - General will receive the Liquidation Value in cash for each unit, $1,200 of which will be paid promptly following the consummation of the merger and the balance of which (if any) will be paid following repair of existing construction defects and final resolution of the associated litigation. The current limited partners of Prometheus Income Partners other than PIP Partners will no longer have any interest in and will not be limited partners and, therefore, will not participate in Prometheus Income Partners' future earnings and potential growth.

     o Prometheus Development Co. will own the general partner interest in Prometheus Income Partners and PIP Partners will own all of the outstanding units. Sanford Diller, Helen Diller and Jaclyn Safier will thus hold all of the equity of Prometheus Income Partners.

     o Prometheus Development Co. intends to seek deregistration of the units under the Exchange Act, and, if deregistration is obtained, all SEC reporting obligations of Prometheus Income Partners will cease pursuant to Section 12(g)(4) and 15(d) of the Exchange Act, because the units will be held by fewer than 300 persons. No future transaction would be subject to Rule 13e-3 of the Exchange Act.

     o Limited partners will receive final Schedule K-1s from Prometheus Income Partners after the closing of the transaction and thereafter will no longer receive Schedule K-1s from Prometheus Income Partners.

     o PIP Partners intends to continue to retain all senior management of Prometheus Development Co. to continue to manage Prometheus Income Partners.

     No Dissenters' Rights

     If limited partners owning more than 50% of the units vote for the merger proposal, this approval will bind all limited partners. Limited partners do not have any dissenters' rights or other rights of appraisal, under the Act which governs Prometheus Income Partners, the partnership agreement of Prometheus Income Partners or otherwise, in connection with the merger. Therefore, dissenting limited partners do not have the right to have an appraisal of Prometheus Income Partners to confirm the fair market value of their units if they disapprove of the action of the limited partners that voted for the merger proposal.

     Federal Income Tax Consequences

     The following summary is a general discussion of some of the federal income tax consequences that are relevant to limited partners. This summary is based on the Internal

Revenue Code of 1986, as amended, applicable Treasury regulations under the Internal Revenue Code, administrative rulings, practice and procedures and judicial authority, all as effective as of the date of the transaction. All of the foregoing are subject to change or alternative construction with possible retroactive effect, and any change or alternative construction could affect the continuing accuracy of this summary. This summary does not discuss all aspects of federal income taxation that may be relevant to a particular limited partner in light of that limited partner's specific circumstances or to limited partners subject to special treatment under federal income tax laws, including except where otherwise noted, foreign persons, dealers in securities, banks, insurance companies and tax-exempt organizations. In addition, except as otherwise expressly indicated, this summary does not describe any aspect of state, local, foreign or other tax laws.

     Each limited partner should consult its tax advisor as to the particular tax consequences to that limited partner of the transaction.



     Taxable Gain or Loss


     In general, a limited partner will recognize gain or loss on the conversion of units into cash as a result of the merger. This gain or loss will be equal to the difference between the limited partner's "amount realized" from the merger and the limited partner's adjusted tax basis in the units converted. The "amount realized" will be a sum equal to the amount of the initial advance payment ($1,200 per unit) on the merger consideration, the amount of the deferred payment of the merger consideration (if any) ultimately paid with respect to the litigation and construction defect repairs ultimately received by the limited partner for the units in the merger, plus the amount of Prometheus Income Partners' liabilities allocable to the units as determined under Section 752 of the Internal Revenue Code. In general, a limited partner's initial tax basis in its units equals its cash investment in Prometheus Income Partners, increased by that limited partner's share of Prometheus Income Partner's non-recourse liabilities at the time the units were acquired. Prometheus Development Co. is not in a position to determine the tax basis for each of the limited partners.

     A limited partner's initial basis is generally increased by:

     o that limited partner's share of Partnership taxable income including its allocable share of taxable income for the year in which the merger occurs, and

     o any increases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners.

     A limited partner's initial basis is generally decreased (but not below zero) by:

     o  that limited partner's share of Partnership cash distributions,

     o any decreases in that limited partner's share of non-recourse liabilities of Prometheus Income Partners,

     o that limited partner's share of losses of Prometheus Income Partners including an allocable share of tax loss for the year in which the merger occurs, and

     o that limited partner's share of nondeductible expenditures of Prometheus Income Partners that are not chargeable to capital.

     If a limited partner's adjusted tax basis is less than its share of Prometheus Income Partners' non-recourse liabilities, including the effect of net loss allocations and/or distributions exceeding the cost of its units, that limited partner's gain will exceed the cash proceeds it receives pursuant to the merger.

     Timing of Gain or Loss

     Because the merger consideration includes a deferred payment, which is uncertain as to amount, the tax treatment of the advance payment and the deferred payment is uncertain.

     Under the so-called "open transaction" doctrine, no current tax consequence attaches to the receipt of an item of property whose fair market value cannot be reasonably determined. Limited partners may wish to consult their tax advisors concerning the possible applicability of the open transaction doctrine to the receipt of the deferred payment. If the open transaction doctrine were applicable to the deferred payment, (i) the payment would not be taken into account in determining a limited partner's gain upon receipt of the merger consideration and any gain would be limited to the extent the amount realized with respect to the Advance Payment exceeds the limited partner's tax basis;
(ii) the limited partner would take no tax basis in the deferred payment; and
(iii) amounts thereafter received by virtue of the deferred payment will be treated partially as interest and the balance as capital gain or loss to the extent it differs from any remaining basis in the limited partner's units.

     It is the position of the Internal Revenue Service, reflected by Treasury Regulations, that only in "rare and extraordinary cases" is the value of the property so uncertain that open transaction treatment is available. Accordingly, the Internal Revenue Service may require a limited partner to allocate his tax basis in the Partnership units, in general, over a 15 year period (or a shorter period if it is certain that no further payments will be received). Under this scenario, it would be possible for a limited partner to recognize significant capital gain upon the receipt of the advance payment and potentially recognize a significant capital loss (subject to significant limitations as to usage) in the year the deferred payment is actually received.

     Due to the lack of available precedent and the inherently factual nature of the question, tax counsel are not able to express any view as to the availability of open transaction reporting in respect of the deferred payment. Accordingly, holders are urged to consult their tax advisors regarding the issue.

     Character of Gain or Loss

     Except as described below, the gain or loss recognized by a limited partner upon receipt of cash in the merger will generally be treated as a capital gain or loss if the units were held by the limited partner as a capital asset. This capital gain or loss will be treated as long-term capital gain or loss if the limited partner's holding period for the units exceeds one year.

     If any portion of the amount realized by a limited partner is attributable to "unrealized receivables," which includes recapture of certain depreciation deductions previously taken, or "inventory items," as defined in Section 751 of the Internal Revenue Code, then a portion of the limited partner's gain or loss may be ordinary rather than capital. In addition, a limited partner will be allocated its pro rata share of Prometheus Income Partners' taxable income or loss for the year in which the merger occurs, and therefore, will recognize ordinary income or loss in an amount equal to its allocable share of Prometheus Income Partners' ordinary income or loss. As described above, this allocation by Prometheus Income Partners to the limited partner for the year in which the merger occurs will affect the limited partner's tax basis in its units and, therefore, the taxation of the amount of that limited partner's taxable gain or loss upon the conversion of its units into cash in the merger.

     Passive Activity Losses

     Under Section 469 of the Internal Revenue Code, a non-corporate taxpayer or personal service corporation generally can deduct "passive activity losses" in any year only to the extent of the person's passive activity income for that year. Closely-held corporations may not offset these losses against so-called "portfolio" income. Substantially all post-1986 losses of limited partners from Prometheus Income Partners should be considered passive activity losses. limited partners may have "suspended" passive losses from Prometheus Income Partners (i.e., post-1986 net taxable losses in excess of statutorily permitted "phase-in" amounts which have not been used to offset income from other passive activities) which may be available to shelter gain from the receipt of cash in the merger in the manner described below.

     Limited partners that recognize a gain on the conversion of their units into cash in the merger will be entitled to use their current and "suspended" passive activity losses (if any) from Prometheus Income Partners and other passive sources to offset that gain. limited partners that recognize a loss on the conversion of their units into cash in the merger will be entitled to deduct that loss currently (subject to other applicable limitations) against the sum of their passive activity income from Prometheus Income Partners for that year (if any) plus any passive activity income from other sources for that year. The balance of any "suspended" losses from Prometheus Income Partners that were not otherwise utilized against passive activity income as described in the two preceding sentences will no longer be suspended and will therefore be deductible (subject to any other applicable limitations) by that limited partner against any other income of that limited partner for that year, regardless of the character of that income. Accordingly, limited partners should consult their tax advisors concerning whether, and the extent to which, they have available suspended passive activity losses from Prometheus Income Partners or other investments that may be used to offset gain from the conversion of their units into cash in the merger.

     Information Reporting, Backup Withholding and FIRPTA

     A limited partner whose units are converted into cash in the merger must file an information statement with its federal income tax return for the year in which the merger occurs which provides the information specified in Treasury Regulation Section 1.751-1(a)(3).

     Limited partners (other than tax-exempt persons, corporations and some foreign persons) may be subject to 31% backup withholding unless they provide a taxpayer identification number and certify that the taxpayer identification number is correct or properly certify that they are awaiting a taxpayer identification number. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Gain realized by a foreign limited partner on the conversion of units into cash in the merger will be subject to federal income tax under the Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA"). Under the FIRPTA provisions of the Internal Revenue Code, the transferee of an interest held by a foreign person in a partnership which owns United States real property generally is required to deduct and withhold 10% of the amount realized on the disposition. Amounts withheld would be creditable against a foreign limited partner's federal income tax liability and, if in excess thereof, a refund could be obtained from the Internal Revenue Service by filing a United States income tax return. See the instructions to the letter of transmittal which will be sent to you after the merger is completed.

     Consequences to a Tax-Exempt Limited Partner

     Although certain entities are generally exempt from federal income taxation, these tax-exempt entities (including individual retirement accounts (an "IRA")) are subject to federal income tax on any "unrelated business taxable income" ("UBTI"). UBTI generally includes, among other things, income (other than, in the case of property which is not "debt-financed property," interest, dividends, real property rents not dependent upon income or profits, and gain from disposition of non-inventory property) derived by certain trusts (including
IRAs) from a trade or business or by certain other tax-exempt organizations from a trade or business, the conduct of which is not substantially related to the exercise of the organization's charitable, educational or other exempt purpose and income to the extent derived from debt-financed property. Subject to certain exceptions, "debt-financed property" is generally any property which is held to produce income and with respect to which there is an "acquisition indebtedness" at any time during the taxable year. Acquisition indebtedness is generally indebtedness incurred by a tax-exempt entity directly or through a partnership:

               (a)    on acquiring or improving a property;

               (b) before acquiring or improving a property if the indebtedness would not have been incurred but for this acquisition or improvement; or

               (c) after acquiring or improving a property if the indebtedness would not have been incurred but for this PIP Partners - General or improvement and the incurrence of this indebtedness was reasonably foreseeable at the time of the PIP Partners - General or improvement.

     To the extent Prometheus Income Partners holds debt-financed property or inventory or other assets as a dealer, a tax-exempt limited partner (including an IRA) could realize UBTI on the conversion of a unit to cash. In addition, a tax-exempt limited partner will realize UBTI upon the conversion of a unit to cash, if the limited partner held its units as inventory or otherwise as dealer property, or acquired its units with acquisition indebtedness. However, any UBTI recognized by a tax-exempt limited partner as a result of a conversion of a unit to cash, in general, may be offset by the limited partner's net operating loss carryover (determined without taking into account any amount of income or deduction which is excluded in computing UBTI), subject to applicable limitations.

     Anticipated Accounting Treatment

     Prometheus Income Partners will account for the transaction under the "purchase" method of accounting in accordance with generally accepted accounting principles.

     Regulatory Requirements

     Except for the filing of the certificate of merger with the Secretary of State of the State of California pursuant to the Act, after the approval of the merger proposal and compliance with federal and state securities laws, neither PIP Partners nor Prometheus Development Co. is aware of any material United States federal or state or foreign governmental regulatory requirement necessary to be complied with or approval that must be obtained in connection with the transaction.

                              THE MERGER AGREEMENT

     This section of the Proxy Statement describes various aspects of the proposed transaction, including material provisions of the merger agreement. The merger agreement was amended and restated as of September 29, 2000 and again as of January 31, 2001 to restructure the transaction and to extend the deadline for consummating the merger to April 30, 2001. A copy of the Amended and Restated Merger Agreement is attached to this Proxy Statement as Appendix A, and is incorporated in this Proxy Statement by reference. Limited partners are urged to read carefully the merger agreement in its entirety.

     Parties to the Merger

     For a description of the parties to the transaction, the disclosure under the caption "Summary - Parties to the Transaction" beginning on page 12 hereto.

     Structure; Consideration

     The transaction is a statutory merger whereby PIP Acquisition, an affiliate of Prometheus Development Co. and wholly owned subsidiary of PIP Partners, will merge into Prometheus Income Partners.

     If the partnership participates in the transaction, you will become entitled to receive the Liquidation Value for each of your units, and you will no longer be a limited partner of Prometheus Income Partners. The current holder of the equity of PIP Acquisition, PIP Partners, who is an affiliate of Prometheus Development Co., will hold all of the units. Member interests in PIP Acquisition will be converted on a one-for-one basis into units.

     Calculation of Liquidation Value

     The Liquidation Value with respect to each unit will be equal to the cash sum that would be distributed to the holder of such unit in accordance with the partnership agreement had the partnership been liquidated on the effective date of the merger, after giving effect to (1) the purchase of the Alderwood Apartments and the Timberleaf Apartments for $68,900,000 less 2% representing estimated costs of sale, minus (2) the principal balance due (including the prepayment penalty in the amount of $2,800,000 that may be due on sale) and any accrued but unpaid interest on the mortgages secured by deeds of trust on the partnership's properties on the effective date of the merger, plus (3) the net recovery in the construction defect litigation (as described below), less (4) the payment by the partnership of the actual cost of repairs to the properties for the construction defects (as described below).

     The net litigation recovery will be equal to the proceeds of the partnership's litigation of the construction defect matters actually received by the partnership or its successors in interest, after (a) deducting (1) all costs and expenses of attorneys and other experts, other than such costs or expenses, if any, paid before the effective date of the merger, (2) all other out-of-pocket costs and expenses of this litigation paid by the partnership after the effective date of the merger, (3) a litigation management fee payable to Prometheus Development Co. (the general partner) or an affiliate thereof (in lieu of any other revenue-based fee on the gross proceeds of the Litigation) equal to 3% of such gross proceeds, (4) any obligations paid or incurred as a result of any cross complaint, counter suit or other lawsuit relating to or arising out of this litigation and (5) federal, state or local tax liabilities, if any, due and payable by the partnership and/or its then existing partners with respect to such proceeds and (b) adding interest actually earned, if any, on such proceeds following receipt by the partnership.

     The relevant construction defects are those construction defects relating to hardboard siding, roofing systems or otherwise existing on the effective date of the merger, or caused by or arising out of such defects, including, but not limited to, lost rents caused by or arising out of the repair of any such defects and are further described by way of illustration, but not by way of limitation, to include removal and replacement of hardboard siding, removal and replacement of building paper, removal and replacement of sheer ply, removal and replacement of damaged structural framing, removal and replacement of deck flashing and waterproof membranes, removal and replacement of damaged roofing and underlayment substrate and framing members, removal and replacement of flashing and sealants related to waterproofing, removal and replacement of decorative trim, removal and replacement of window flashing, removal and re-setting or replacement of windows, sliding glass doors, construction design and engineering as required for the above-referenced items, construction management, paint and paint preparation.

     The following table sets forth as of December 31, 2000 the acquiring parties' calculation of the estimated liquidation value of the partnership, assuming no recovery in the litigation and that the costs to repair existing defects were the $19.6 million currently estimated:

        Appraised Value             $  68,900,000
        Less 2% selling cost           (1,378,000)
                                      ------------
        Net sales price             $  67,522,000

        Outstanding Mortgage          (25,879,000)
        Estimated costs to repair     (19,600,000)
        Less prepayment penalty       (2,800,000)
                                    -------------

        Available proceeds          $  19,243,000
        Unrestricted cash               3,568,000
                                    -------------
        Amount available
           for distribution         $  22,811,000*



        Number of units outstanding: 18,995

        Amount available for
           distribution per unit:    $1,201*



     *Does not include approximately $5,256,000 in restricted cash (or $277 per unit) held pending repair of the partnership's properties.

     There is no assurance there will be any recovery in pending litigation. The cost to repair existing defects could be greater or less than the estimated amount.

     By way of example then, if there were no net recovery in the litigation and the cost of repair of the existing construction defects equalled the estimate of $19.6 million, the total deferred cash consideration to be paid would be equal to the liquidating share of the limited partners in restricted cash reserved for the making of repairs as of the closing date. Based on restricted cash of $5,256,000 as of the December 31, 2000, an additional $277 would be paid with respect to each limited partnership unit in such circumstances if the actual cost of repairs equalled the current estimate and the net litigation recovery equalled those costs of repair. The actual net litigation recovery may be equal to, greater than or less than the cost to repair the existing construction defects. The deferred cash component of the merger consideration, if any, will depend on the relative amounts of such recovery and such costs. Even if the net litigation recovery plus the amount of restricted cash held by the partnership at the effective date of the merger are insufficient to cover the costs of repair of the existing defects, which would have the effect of reducing the Liquidation Value below the amount of the advance to be paid on the merger consideration ($1,200 per unit), the limited partners will not be required to return any part of such advance.

     Closing of the Transaction

     The closing of the transaction will take place at a time and on a date which will be no later than twenty business days after the later of satisfaction or waiver of all conditions precedent to the closing of the transaction set forth in the merger, including the approval of the merger proposal. PIP Acquisition shall be merged with and into Prometheus Income Partners. Prometheus Income Partners shall succeed to all of the assets and liabilities of PIP Acquisition.

     Consent of Lender

     PIP Partners - General will pay any and all fees with respect to obtaining consent to the transaction by Prometheus Income Partners' lender, if necessary, but does not anticipate any fees will be required.

     Payment of Merger Consideration

     Following the effective time of the merger, upon receipt by Prometheus Development Co. of a letter of transmittal from a limited partner, the limited partner will be entitled to receive a check in an amount equal to the product obtained by multiplying the number of units held by that limited partner by Liquidatiuon Value. Each holder of a unit shall cease to have any rights with respect thereto, except the right to receive the merger consideration.

     Expenses

     PIP Partners - General will pay all charges and expenses relating to the merger. These include an estimated $4,000 in SEC filing fees, $250,000 in legal fees, $15,000 in accounting fees, $20,000 in solicitation costs and fees, and $15,000 of printing costs. None of the payment agent, Prometheus Development Co., nor any of their respective affiliates will be liable to any limited partner for any merger consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     Representations and Warranties

     Prometheus Income Partners represented and warranted that:

        o Prometheus Income Partners is duly organized and existing as a limited partnership in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver this merger and consummate the transactions contemplated by that document, subject to the approval of the limited partners.

        o Other than potentially with respect to the partnership's financing arrangements, the execution, delivery and performance of the merger does not conflict with any mortgage, result in the creation of any lien, or otherwise adversely affect the rights or privileges of Prometheus Income Partners.

        o Other than certain mortgages, taxes and liens not yet due and payable, covenants, conditions and restrictions of record, Prometheus Income Partners has good and marketable title to all of Prometheus Income Partners' assets free and clear of all liens.

        o Other than the construction defects litigation discussed in this document, Prometheus Income Partners is involved in no material litigation.

     PIP Acquisition and PIP Partners - General represented and warranted that:

        o Each of them is duly organized and existing as a limited liability company in good standing with full power and authority to conduct its business, and has the power and authority to execute and deliver the merger and consummate the transactions contemplated by that document.

        o PIP Partners has adequate funds available out of current resources to pay the $1,200 in cash for each unit to all holders of units (other than PIP Partners - General). While as of the date of the merger agreement PIP Partners had such funds, at the time the merger is consummated, PIP Partners may need to have acquired additional financing to complete the merger. Please see the disclosure under the caption "Consideration and Financing" beginning on page 21.

     Certain Covenants

     Prometheus Income Partners agreed to hold a meeting of the limited partners at which the limited partners will have the opportunity to vote their units for or against the transactions contemplated by this Agreement. PIP Partners agreed to vote its units for or against the transactions contemplated by this Agreement in the same proportion as the total number of units voted by limited partners unaffiliated with PIP Partners.

     Conditions

     The obligations of PIP Acquisition, PIP Partners and Prometheus Income Partners to effect the merger are subject to the fulfillment or waiver of the following conditions:

        o No court or other governmental entity shall have issued an order that prohibits consummation of the merger, restricts the operations of Prometheus Income Partners or PIP Partners which would result in a material adverse effect, or instituted any proceeding seeking any similar order.

        o All material approvals (if any) from governmental entities necessary for the consummation of the merger shall have been obtained.

        o PIP Partners having obtained the financing necessary to pay the merger consideration.

     The obligations of Prometheus Income Partners are further subject to the condition (or waiver by Prometheus Income Partners) at or prior to the effective date of the merger that the representations and warranties of PIP Acquisition and PIP Partners shall be true and correct, and the merger shall have been approved by the limited partners. If a material condition to the merger is waived by the partnership, the general partner and the acquiring parties intend to resolicit the approval of the transaction by the limited partners. If a material condition to the merger is waived by the acquiring parties, the general partner and the acquiring parties do not intend to resolicit the approval of the transaction by the limited partners.

     The obligations of PIP Acquisition and PIP Partners are further subject to the conditions (or waiver by PIP Acquisition) at or prior to the effective date of the merger that the representations and warranties of Prometheus Income Partners set forth in this document shall be true and correct at and as of the closing date, and the holders of the deeds of trust referred to in the merger consent to the merger on terms acceptable to PIP Partners, and there is no material adverse change in the assets, business, financial condition or prospects of Prometheus Income Partners.

        Termination

     The Merger Agreement may be terminated at any time prior to the effective date of the merger by the mutual written consent of Prometheus Income Partners and PIP Partners - General upon written notice given to the other party of a material breach of the Agreement if not cured within thirty (30) days, or by PIP Partners or Prometheus Income Partners if the merger has not yet been consummated on or before April 30, 2001.

                                    APPRAISAL


     The general partner engaged CB Richard Ellis, an independent appraiser ("Appraiser"), to appraise the real properties owned by the Partnership as of December 5, 2000.


     Experience of Appraiser. Since its founding, Appraiser has provided information, research, appraisal, and consulting services to clients throughout the United States, including major New York Stock Exchange firms and insurance companies and over seventy companies engaged in the management and operation of partnerships and real estate investment trusts. The activities of Appraiser include financial advisory services, asset and securities valuations, industry and company research and analysis, litigation support and expert witness services, and due diligence investigations in connection with both publicly registered and privately placed securities transactions.


2000 Portfolio Appraisal

     Summary of Methodology. At the request of the general partner, Appraiser evaluated the real estate on a summary basis utilizing the sales comparison and income approach to valuation. Appraisers typically use up to three approaches in valuing real property:

     o       the cost approach;
     o       the income approach; and
     o       the sales comparison approach.

     The type and age of a property, lease terms, market conditions and the quantity and quality of data affect the applicability of each approach in a specific appraisal situation.

     The value estimated by the cost approach incorporates separate estimates of the value of the unimproved site and the value of improvements, less observed physical wear and tear and functional or economic obsolescence. The income approach estimates a property's capacity to produce income through an analysis of the rental stream, operating expenses, net income and estimated residual value. Net income may then be processed into a value through either direct capitalization or discounted cash flow analysis, or a combination of these two methods. The sales comparison approach involves a comparative analysis of the subject property with other similar properties that have sold recently or that are currently offered for sale in the market.

     The cost approach was considered to be less reliable than the income approach given the primary criteria used by buyers of the type of property appraised in the Appraisal.

     In conducting the Appraisal, representatives of Appraiser reviewed and relied upon, without independent verification, certain information supplied by the property managers, general partner and the partnership, including, but not limited to: lease abstracts and information relating to the creditworthiness of tenants; financial schedules of current lease rates, income, expenses, capital expenditures, reserve requirements, cash flow and related financial information; property descriptive information and rent able square footage, information relating to the condition of each property, including any deferred maintenance, capital budgets, status of ongoing or newly planned property additions, reconfigurations, improvements and other factors affecting the physical condition of the property improvements; and information relating to renewal and purchase options.

     Representatives of Appraiser also performed site inspections of all of the properties. In the course of these site visits, the physical facilities of the properties were inspected and information on the local market, the subject property and the tenant was gathered. Where necessary, information gathered during the site visits was supplemented by information provided by management, telephonic surveys and reviews of published information.

     In addition, Appraiser discussed with management of the properties, the condition of each property (including any deferred maintenance, renovations, reconfigurations and other factors affecting the physical condition of the improvements), competitive conditions in net lease property markets, tenant credit trends affecting the properties, certain lease and financing terms, and historical and anticipated lease revenues and expenses. Appraiser also reviewed historical operating statements, and 2001 operating budgets for the Partnership and/or the properties.

     Appraiser also reviewed the acquisition criteria and parameters used by real estate investors utilizing published information and information derived from interviews with buyers, owners and managers of similar leased properties.

     Sales Approach. The Sales Comparison Approach utilizes sales of comparable properties, adjusted for differences between the comparables and the subject property, to indicate a value for the subject. Valuation is typically accomplished using physical units of comparison derived from the comparable sale. The unit of comparison chosen for the subject is then used to yield a total value. Economic units of comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.

     In the Sales Comparison Approach, the subject properties were compared to similar properties that have been sold recently or for which listing prices or offers are known. The sales used in this analysis are considered fairly comparable to the subject, and the required adjustments were based on reasonable and well-supported rationale. In addition, market participants are currently analyzing purchase prices on investment properties as they relate to available subsidies in the market. Therefore, The Sales Comparison Approach is considered to provide a reliable value indication and has been given emphasis in the final value reconciliation.

     Income Approach. The Income Approach reflects the subject's income-producing capabilities. The Income Approach is based on the direct capitalization method, which is applied to determine the value of the simple interest in each property based upon the lease that encumbers the property. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. The Income Approach is applicable to the subject properties leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value indicator and has been heavily weighted in the final value estimates by CB Richard Ellis, Inc. The value indicated by the income approach represents the amount an investor would probably pay for the expectation of receiving the net cash flow from the property during the subject lease term and the proceeds from the ultimate sale of the property.


     Direct capitalization is a method used to convert a single year's estimated stabilization net operating income into a value indicated utilizing an overall capitalization rate. The capitalization rate was determined based on three different techniques. The following table summarizes the results.

                        Overall Capitalization Conclusion

Source
------
Comparable Sales                     8.50%
National Investor Survey             8.50%
Market Participants                 8 to 9%

CB Richard Ellis, Inc. Estimate       8.5%


     The Income Approach calculates an indicated stabilized value by dividing the stabilized net operating income by the capitalization rate. The stabilized net operating income "Going-In Operating Income" is determined by taking the effective gross income less the estimated operating expenses and reserves for replacement. Effective gross income is determined by estimating market rates for the various apartment unit floor plans with similar units in comparable projects to arrive at the potential rental income for the subject. The effective gross income will also consider loss to lease, vacancy, collection loss, and rent concession, if any. In estimating the operating expenses, the actual operating history has been analyzed, along with expense data from industry publications and comparable apartment properties. Reserves for replacement of physical assets that wear out or need replacement over time have been estimated based on discussion with knowledgeable market participants who indicate a range of $150 to $500 per unit for comparable properties. CB Richard Ellis estimated $400 for the subject properties.

     The final industry standard adjustment to calculate value is an adjustment to the indicated stabilizing value for "deferred maintenance." The adjustment for deferred maintenance is an estimate of price reduction a buyer of a property would request due to maintenance issues noted during the due diligence and inspection period afforded buyers of real estate. This adjustment was $2,242,000 and $1,250,000.


                    Summary Of Appraisal Valuation Parameters


                                                Alderwood          Timberleaf

Going-In Net Operating Income                  $4,055,350           $2,095,868
Capitalization Rate                                  8.5%                 8.5%
Estimated Value less Deferred Maintenance     $45,500,000          $23,400,000


     Conclusion as to Value. Based on the valuation methodology described above, Appraiser estimated the value of each of the properties as follows:


                                                Alderwood          Timberleaf

Cost Approach                                         N/A                  N/A
Sales Comparison Approach                     $44,760,000          $23,750,000
Income Capitalization Approach                $45,500,000          $23,400,000

Reconciled Value                              $45,500,000          $23,400,000


     Assumptions, Limitations and Qualifications of the 2000 Portfolio
Appraisal.

     Appraiser utilized certain assumptions to determine the appraised value of the properties. Principally, in addition to the assumptions described above, the Appraisal assumes that the owner of the property has good and marketable title of the subject properties and that the subject properties are free from material defects and in good condition appropriate to their intended use as residential rental properties. See the appraisal for a complete description of the assumptions, limiting conditions and qualifications applicable to the Appraisal.

     The Appraisal represents Appraiser's opinion of the value of the portfolios of properties as of December 5, 2000 in the context of the information available on such date. Events occurring after the valuation date could affect the properties or the assumptions used in preparing the Appraisal. Appraiser has no obligation to update the Appraisal on the basis of subsequent events. In connection with the preparation of the Appraisal, Appraiser was not engaged to, and consequently did not, prepare a written report or compendium of its analysis for internal or external use by the Partnerships beyond the analysis set forth in Appendix C.

     Compensation and Material Relationships. The Partnership paid Appraiser an aggregate fee of $6,000 for preparing the Appraisal. In addition, Appraiser is entitled to reimbursement for reasonable legal, travel and out-of-pocket expenses incurred in preparing the Appraisal, and is entitled to indemnification against certain liabilities, including certain liabilities under federal securities laws. The fee was negotiated between the general partner and Appraiser and payment thereof is not dependent upon completion of any transaction.

     PIP Partners selected CB Richard Ellis, Inc. to appraise the partnership's properties because it is a nationally recognized real estate firm engaged in the appraisal of residential income properties and has substantial experience in transactions similar to the merger. The fee paid to the Appraiser was fixed and not dependent in any respect on the outcome of the Appraisal.

     CB Richard Ellis has, in the past, provided appraisal services to PIP Partners - General, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services. During the last two years, affiliates of PIP Partners paid to CB Richard Ellis approximately $166,000 consisting of approximately $38,000 in appraisal fees (for properties other than those of the partnership) and approximately $128,000 in leasing commissions as compensation for CB Richard Ellis obtaining tenants for various commercial properties. Other than the payment of these fees and commissions from time to time, CB Richard Ellis has no interest, as an equityholder or otherwise, in Prometheus Income Partners, the acquiring parties or the merger

     CB Richard Ellis has, in the past, provided appraisal services to PIP Partners - General, the partnership, the general partner and certain of their affiliates and may continue to do so, and has received, and may receive, customary fees for the rendering of these services.



                     ADDITIONAL INFORMATION CONCERNING UNITS

     As of April __, 2001, there were 18,995 units outstanding and _____ holders of record of those units.

     Except as described below, privately negotiated sales and sales through intermediaries currently are the only means available to a limited partner to liquidate an investment in units because the units are not listed or traded on any exchange or quoted on any NASDAQ list or system. High and low sales prices of units may be obtained through certain entities such as Partnership Profiles, Inc., an independent, third-party source which reports this type of information; however, the gross sales prices reported by Partnership Profiles, Inc. do not necessarily reflect the net sales proceeds received by sellers of units, which typically are reduced by commissions and other secondary market transaction costs to amounts less than the reported prices. The most recent data reported by Partnership Profiles, Inc. (an independent third party source which reports sale information) indicates that 80 units traded in the period from October 1999 through March 2000 at per unit prices between $532 and $558 with a weighted average price of $538.50 per unit.

     The table below sets forth the high and low sales prices from April 1998 through March 2001 for all sales of units as reported to Prometheus Development Co. on a quarterly basis (other than pursuant to the tender offers described above under the caption "Recent Tender Offers"):

                                                Trading Prices
        Period                     Amount  High                 Low
        ------                     ------  ----                 ---

        1998   2nd Quarter          50 units       $495                 $495
               3rd Quarter          116 units      $505                 $450
               4th Quarter                  No Trades
        1999   1st Quarter          85 units       $601                 $500
               2nd Quarter          79 units       $503                 $500
               3rd Quarter          20 units       $530                 $503
               4th Quarter          131 units      $530                 $530
        2000   1st Quarter          100 units      $550                 $550
               2nd Quarter          60 units       $525                 $525
               3rd Quarter                  No Trades
               4th Quarter                  No Trades
        2001   1st Quarter                  No Trades

     The table below sets forth the number of units purchased and the prices paid by PIP Partners - General from April 1998 through March 31, 2001 (other than pursuant to the tender offers described above under the caption "Recent Tender Offers):

        Period                      Amount       Trading Price
        ------                      ------       -------------
        1998   2nd Quarter          50 units              $495
               3rd Quarter          96 units              $495
               4th Quarter                  No Trades
        1999   1st Quarter          55 units              $503
               2nd Quarter          29 units              $503
               3rd Quarter          10 units              $503
               4th Quarter          131 units             $530
        2000   1st Quarter          100 units             $550
               2nd Quarter          60 units              $525
               3rd Quarter                  No Trades
               4th Quarter                  No Trades
        2001   1st Quarter                  No Trades

     The units currently are registered under Section 12(g) of the Exchange Act, which means, among other things, that Prometheus Income Partners is required to file periodic reports with the Securities and Exchange Commission and to comply with the Commission's proxy rules. The parties expect that the consummation of the merger will cause the units to cease to be registered under Section 12(g)(4) of the Exchange Act because the units will be held by fewer than 300 persons.

     Principal Holders of Units

     As of March 31, 2001, PIP Partners - General held 18.2% of the outstanding units, or 3,451 units. 99% of the member interests of PIP Partners are held by Sanford N. Diller and Helen P. Diller as Trustees of The DNS Trust, and 1% of these interests are held by Jaclyn P. Safier, the Diller's daughter. No other units were beneficially held by Prometheus Development Co., Prometheus Income Partners, PIP Partners, PIP Acquisition, or any officers, directors, employees and affiliates of Prometheus Development Co., Prometheus Income Partners, PIP

Partners or PIP Acquisition. No other person was known to Prometheus Development Co. to own beneficially 5% or more of the outstanding units.

     Other than the past contacts, transactions and negotiations described in this Proxy Statement, no contacts, transactions or negotiations concerning a merger, consolidation, acquisition, tender offer or other acquisition of units, election of directors or sale or other transfer of a material amount of assets of Prometheus Income Partners which are known by Prometheus Income Partners to have been entered into or to have occurred in the past two years between any affiliates of Prometheus Income Partners or between Prometheus Income Partners or any of its affiliates and any person who is not affiliated with Prometheus Income Partners and who would have a direct interest in those matters.

     Contracts, Arrangements and Understandings

     Except for the merger agreement and the partnership agreement, none of Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or PIP Partners - General or any of the named persons, has any arrangement, contract, relationship or understanding with any person with respect to any units, including any arrangement, contract, relationship or understanding concerning the transfer or the voting of any units, any joint venture, any loan or option arrangement, any put or call, any guarantee of a loan, any guarantee against loss, or any giving or withholding of any authorization, consent or proxy.

     Plans or Proposals

     Except as generally described in this Proxy Statement, none of Prometheus Income Partners, Prometheus Development Co., PIP Partners - General, PIP Acquisition, or any of the natural persons named in this document, has any plan or proposal regarding any action or transaction which is to occur after the transaction to which this Proxy Statement relates and which relates to or would result in any extraordinary corporate transaction involving Prometheus Income Partners, any sale or transfer of a material amount of Prometheus Income Partners' assets, any change in Prometheus Income Partners' management, any material change in Prometheus Income Partners' present distribution rate or policy or indebtedness or capitalization, or any other material change in Prometheus Income Partners' structure or business.

CERTAIN FINANCIAL PROJECTIONS AND VALUATIONS OF THE PARTNERSHIP

     Prometheus Income Partners does not as a matter of course publicly disclose internal budgets, valuations, plans, estimates, forecasts or projections as to future revenues, earnings or other financial information. The projected financial data set forth below reflect information which was contained in projections prepared by Prometheus Development Co. These projections were based upon a variety of estimates and assumptions; the material ones are set forth below. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions and future business decisions which may not be realized and are inherently subject to significant business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners. While Prometheus Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income Partners, Prometheus Development Co. or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

     Historical and projected financial performance of the partnership are substantially dependent on occupancy rates and rental rates. While the partnership has experienced growth in each of these rates in recent years, current occupancy rates are approximately 99% and thus occupancy rates have no real growth potential. There can be no assurance that current occupancy rates will be maintained or that growth rates will not decrease or increase in the future.

     Except as required by law, Prometheus Income Partners does not intend to update or otherwise revise any of the projections set forth below. The information set forth below should be read together with the information contained in Prometheus Income Partners' Annual Report on Form 10-K for the year ended December 31, 2000, which is being mailed with this Proxy Statement to all limited partners, and the other information included or incorporated by reference in this Proxy Statement.

     The financial information for 2000 and 1999 is provided for comparison purposes only. All numbers are in thousands of dollars, and are unaudited.



                         2001 Estimate             2000             1999
                         -------------             ----             ----
Total Revenues                 $ 7,891          $ 7,247          $ 6,106

Total Operating Expenses         6,958            4,838            4,675
                                 -----            -----            -----

Net Income                       $ 933          $ 2,409           $ 1,431
                                 =====            =====             =====

Net Cash Flow                  $ 2,751          $ 2,324           $ 1,327

Beginning Cash (Including       10,290            6,500             5,173
Restricted Cash)                ------            -----             -----

Ending Cash (Including         $13,041          $ 8,824           $ 6,500
Restricted Cash)                ======          =======             =====


     While the partnership is seeking full recovery for known defects, the value of pending litigation is speculative. With respect to any litigation, there ultimately are questions as to probability of success, issues regarding proof of damages, and, ultimately, the cost of litigation, including attorneys' fees (including in this case contingent attorneys' fees to be paid out of any recovery). In addition, due to the time necessary for the process to run its course (including the possibility of appeal), any potential recovery must be discounted to present value. While the general partner and each of the acquiring parties believe the litigation to be valuable, they believe it is impossible to reasonably quantify a value for the litigation.

                         RELATED SECURITY HOLDER MATTERS

     Because the merger may be considered a "going private" transaction, Prometheus Income Partners, PIP Partners - General, PromHill, Inc., Prometheus Development Co., Sanford N. Diller And Helen P. Diller as Trustees of The DNS Trust, Helen P. Diller and Sanford N. Diller have filed a Schedule 13E-3 with the SEC with respect to the transaction. Therefore, each of them has been included as a filing person on this Schedule 13E-3. The Schedule 13E-3 requires the persons filing the Schedule 13E-3 to furnish certain additional information with respect to transactions of the filing persons involving Prometheus Income Partners or the units.

                           FORWARD-LOOKING STATEMENTS

     This Proxy Statement and the documents incorporated by reference contain certain forward-looking statements regarding the operations and business of Prometheus Income Partners. Statements in this document that are not historical facts are "forward-looking statements." These forward-looking statements include those relating to:

     o       Prometheus Income Partners' future business prospects;

     o       the outcome of current litigation;

     o       possible acquisitions; and

     o projected revenues, working capital, liquidity, capital needs, interest costs and income.

     The words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Proxy Statement. Wherever they occur in this Proxy Statement or in other statements attributable to Prometheus Income Partners, Prometheus Development Co., forward-looking statements are necessarily estimates reflecting best judgments. However, these statements still involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. This forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this Proxy Statement and other factors set forth from time to time in Prometheus Income Partners' reports and other information filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Prometheus Income Partners disclaims any intent or obligation to update forward-looking statements, except as required by law. Moreover, Prometheus Income Partners, through senior management of Prometheus Development Co. may from time to time make forward-looking statements about the matters described in this document or other matters concerning Prometheus Income Partners.

        Prometheus Income Partners does not as a matter of course make available any projections, forecasts, internal budgets, plans or estimates as to future performance, revenues, earnings or other financial information, and the forecasts set forth above are included in this proxy statement only because the forecasts contained in projections prepared by Prometheus Development Co. prior to or in the course of the inception of or in the course of this transaction. These forecasts were not prepared with a view to disclosure to any person or in compliance with Generally Accepted Accounting Principles or standards regarding projections and forecasts. These forecasts were prepared solely for internal use and are subjective in many respects and thus susceptible to various interpretations and periodic revision based on actual experience and business developments. The estimates and assumptions underlying the projections involved judgments with respect to, among other things, future economic, competitive, and financial market conditions, contingencies and future business decisions which may not be realized and are inherently subject to significant financial, market, business, economic and competitive uncertainties, all of which are difficult to predict and many of which are beyond the control of Prometheus Income Partners.

     While Prometheus Development Co. believes these estimates and assumptions are reasonable, there can be no assurance that the projections will be accurate, and actual results may vary materially from those shown. These projections were based upon a variety of estimates and assumptions, the material ones of which are set forth above. The forecast of 2001 performance was completed in November 2000. Due to the passage of time and changes in circumstances, many of the assumptions on which they were based may no longer be valid. It is expected that there will be differences between the actual and forecast results and that the actual results may be materially higher or lower than those projected. Inclusion of the foregoing forecasts should not be regarded as an indication that Prometheus Income Partners, PIP Acquisition, Prometheus Development Co. or PIP Partners - General considers it an accurate prediction of future events. In light of the uncertainties inherent in forward-looking information of any kind, the inclusion of these projections in this document should not be regarded as a representation by Prometheus Income Partners, Prometheus Development Co., PIP Acquisition or PIP Partners - General or any other person that the anticipated results will be achieved and limited partners are cautioned not to place undue reliance on this information.

                            LIMITED PARTNER PROPOSALS

     If the merger of Prometheus Income Partners is consummated, there will be no limited partners of Prometheus Income Partners other than PIP Partners - General. If the transaction is not consummated with respect to Prometheus Income Partners, limited partners would continue to be entitled to participate in future meetings in accordance with the terms of the partnership agreement of Prometheus Income Partners. Other than the meeting scheduled to consider and vote on the merger proposal, there are no meetings scheduled, and Prometheus Development Co. cannot predict when, if ever, future meetings may be called. Meetings may be called upon notice by Prometheus Development Co. to the limited partners or by notice to Prometheus Development Co. by limited partners holding at least 10% of the outstanding units. Any proposals by limited partners intended to be presented at a meeting must be received by Prometheus Income Partners not less than 60 nor more than 90 days prior to this meeting, provided that, in the event that Prometheus Income Partners gives less than 10 days' notice or prior public disclosure of the date of the meeting, notice must be received by Prometheus Income Partners no later than the close of business on the tenth day following this notice or prior public disclosure. For a limited partner to bring other business before a meeting, timely notice must be received by Prometheus Income

Partners within the time limits described above. This notice must include a description of the proposed business, the reasons therefore, and other specific matters. In each case, the notice must be given to Prometheus Income Partners at Prometheus Income Partners' principal address. Any limited partner desiring a copy of the partnership agreement of Prometheus Income Partners will be furnished a copy without charge upon written request to Prometheus Income Partners.

                       WHERE YOU CAN FIND MORE INFORMATION

     As required by law, Prometheus Income Partners files reports, proxy statements and other information with the Commission. You can read and copy these materials at the public reference facilities maintained by the Commission at:

          Room 1024
          450 Fifth Street, N.W.
          Washington, D.C. 20549

     and at the following regional offices of the Commission:

          7 World Trade Center
          13th Floor
          New York, New York 10048

     and

          Suite 1400
          500 West Madison Street
          Chicago, Illinois 60661.

     For further information concerning the Commission's public reference rooms, you may call the Commission at 1-800-SEC-0330. Some of this information may also be accessed on the World Wide Web through the SEC's Internet address at "http://www.sec.gov."

     Copies of the Schedule 13E-3 may be read and copied at the public reference facilities maintained by the Commission, which facilities are listed above, or may be accessed on the World Wide Web through the Commission's Internet address at "http://www.sec.gov." Copies of the Schedule 13E-3 and copies of the documents listed in above are also available for inspection and copying at the principal executive offices of Prometheus Income Partners during its regular business hours by any interested limited partner of Prometheus Income Partners or a representative of that limited partner who has been so designated in writing.

     You should rely only on the information contained in (or incorporated by reference into) this Proxy Statement in connection with your consideration of the merger proposal. Neither Prometheus Development Co. nor Prometheus Income Partners has authorized anyone to give any information different from the information contained in (or incorporated by reference into) this Proxy Statement. This Proxy Statement is dated April __, 2001. You should not assume that the information contained in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to limited partners shall not create any implication to the contrary.

                                  ANNUAL REPORT

     Prometheus Income Partner's Annual Report on Form 10-K for the year ended December 31, 2000 (not including exhibits to that report), are being mailed with this Proxy Statement to all limited partners.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The Commission allows us to "incorporate by reference" the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is an important part of this Proxy Statement. We incorporate by reference the documents listed below:

     o Annual Report on Form 10-K for the year ended December 31, 2000, including the financial statements set forth in that document; and

     o Current Reports on Form 8-K dated April 2, 2001, March 12, 2001 and March 5, 2001, respectively.

     We will mail these filings within one business day to any person, including any beneficial owner, to whom this Proxy Statement is delivered, at no cost, upon written or oral request to 350 Bridge Parkway, Redwood City, California 94065-1517.

                                  OTHER MATTERS

     Prometheus Income Partners does not know of any matter other than those described in this Proxy Statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the units represented by those proxies in accordance with the judgment of Prometheus Development Co.

     Any copies of any written instructions, forms or other materials related to oral solicitations of proxies will be filed as exhibits to this document.

     Prometheus Development Co. has made no provision to grant limited partners unaffiliated with Prometheus Development Co. access to the corporate files of Prometheus Development Co., nor to provide counsel to any unaffiliated limited partners at Prometheus Development Co.'s expense.

                                 APPENDIX A

             Second Amended and Restated Agreement and Plan of Merger

                           SECOND AMENDED AND RESTATED
                          AGREEMENT AND PLAN OF MERGER

     This Second Amended and Restated Agreement and Plan of Merger (this "Agreement") is entered into as of January 31, 2001, by and among Prometheus Income Partners, a California limited partnership (the "Partnership"), PIP Partners - General, LLC, a California limited liability company ("PIP General"), and PIP Acquisition, LLC, a California limited liability company and a wholly-owned subsidiary of PIP General ("Acquisition").

     WHEREAS, the parties desire to merge Acquisition with and into the Partnership (the "Merger") on the terms and conditions hereinafter set forth and in accordance with the provisions of Sections 15678.1-.9 of the California Revised Uniform Limited Partnership Act, as amended (the "Act") and Sections 17550-17556 of the Beverly-Killea Limited Liability Company Act (the "LLC Act");

     WHEREAS, Acquisition has been formed for such purpose and the parties entered into that certain Agreement and Plan of Merger dated June 22, 2000 providing for the Merger (the "Original Agreement") and the Amended and Restated Agreement and Plan of Merger, dated as of September 29, 2000 (the "First Amended Agreement");

     WHEREAS, the parties wish to amend and restate the Original Agreement and the First Amended Agreement as hereinafter provided; and

     NOW, THEREFORE, BE IT RESOLVED, that in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

     Acquisition shall be merged with and into the Partnership in a statutory merger in accordance with the Act and the LLC Act on the terms and subject to the conditions set forth in this Agreement.


                                   ARTICLE II
                                EFFECT OF MERGER

        On the "Effective Date" (as defined below):

     (1) Acquisition shall be merged with and into the Partnership;

     (2) the Partnership shall possess all the rights, privileges, immunities and franchises of Acquisition, and all property, real, personal and mixed, and debts due on whatever account, and every other interest belonging to or due to Acquisition (including, but not limited to, liability for any fees or franchise taxes due and owing to the Secretary of State of California as of the Effective
Date) shall be deemed to be transferred to and vested in the Partnership, without further act, deed or transfer;

     (3) the Partnership shall thenceforth be responsible for and subject to all of the debts, liabilities and obligations of Acquisition in the same manner as if the Partnership had itself incurred them;

     (4) any claim, existing action, or proceeding pending by or against Acquisition may be prosecuted to judgment by the Partnership; and

     (5) neither the rights of creditors nor any liens upon the property of Acquisition shall be impaired by the Merger;

The "Effective Date" shall be the date following the satisfaction of the conditions set forth in Article VIII hereof on which a Certificate of Merger is filed with the Secretary of State of the State of California in accordance with the Act and the LLC Act, which date shall be not greater than twenty days following the approval of the Merger by the limited partners of the Partnership (the "Limited Partners").


                                   ARTICLE III
                    MANNER AND BASIS OF CONVERTING INTERESTS

     As of the Effective Date, by virtue of the Merger and without any action on the part of any party hereto:

     (1) Each limited partner interest in the Partnership (each, a "Unit") outstanding immediately prior to the Effective Date (other than any such Unit held by PIP General) shall be converted into and shall become (a) the right to receive cash in an amount equal to $1,200 (the "Initial Merger Consideration") upon surrender of a duly executed letter of transmittal by the holder of such Unit in form and substance reasonably satisfactory to PIP General and (b) the right to receive on the Distribution Date (the "Deferred Consideration Right") additional consideration, if any, calculated pursuant to the formula set forth in Exhibit 2-1, less the $1,200 payable upon the Effective Date (such amounts, together, the "Merger Consideration"). Regardless of the amount of the Merger Consideration, in no event shall any limited partner be required to return to the Partnership or the General Partner any portion of the Initial Merger Consideration. The "Distribution Date" shall be the later of (i) the completion, as determined in good faith by the General Partner, of repairs of the Construction Defects (as defined in Exhibit 2-1) or (ii) the receipt of the proceeds from or other termination of the lawsuits filed by the

Partnership on September 23, 1996, as amended, revised or consolidated, including related actions, against the hardboard siding manufacturer and others, each being entitled Prometheus Income Partners v. Weyerhauser Co., et al., in the Santa Clara County, California, Superior Court, as Cases No. CV 760935 (Timberleaf) and CV 760934 (Alderwood) (the "Litigation").

     The Deferred Consideration Right shall be non-voting and shall not bear interest. It shall be non-transferable except by will, intestate succession or operation of law and shall not be represented by any certificate or instrument. Any purported transfer of the Deferred Consideration Right in violation hereof shall be null and void, ab initio. As of the Effective Date, each Unit (other than Units held by PIP General) shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the holder of such Unit shall cease to have any rights with respect thereto (including but not limited to any ownership interest in the Partnership or any right to participate in the income of the Partnership) except the right to receive the Merger Consideration.

     (2) As of the Effective Date, each member interest in Acquisition issued and outstanding as of the Effective Date shall be converted into one newly-issued Unit.


                                   ARTICLE IV
                       CHARTER DOCUMENTS; GENERAL PARTNER

     (1) The Certificate of Limited Partnership and Second Amended and Restated Limited Partnership Agreement of the Partnership dated October 1, 1992 (the "Partnership Agreement"), each as in effect on the Effective Date, shall be the charter documents of the Partnership until duly amended or changed in accordance with the Partnership Agreement and the Act.

     (2) Subject to and in accordance with the Partnership Agreement, Prometheus Development Co., Inc. will continue as the general partner of the Partnership.

     (3) From and after the Effective Date, the Partnership shall bear all risk of loss of the Properties (as defined in Exhibit 2-1).


                                    ARTICLE V
                   PARTNERSHIP REPRESENTATIONS AND WARRANTIES

     The Partnership hereby represents and warrants that:

     (1) The Partnership has been duly organized and is existing as a limited partnership in good standing under the laws of the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

     (2) The Partnership has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by it of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action by the Partnership other than the approval of Limited Partners holding at least 50% of the issued and outstanding Units. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with the terms hereof.

     (3) Other than as follows, the execution, delivery and performance of this Agreement and the consummation of the transactions will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Partnership is a party or by which the Partnership or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of the Partnership or any legal requirement applicable to or binding upon the Partnership, (iii) result in the creation or imposition of any lien upon any property or asset of the Partnership, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained other than the consent of the Limited Partners and of The Prudential Insurance Company of America or (v) otherwise adversely affect the contractual or other legal rights or privileges of the Partnership:

                      (a) Deed of Trust, Security Agreement and Fixture Filing
               with Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Alderwood; and

                      (b) Deed of Trust, Security Agreement and Fixture Filing
               with Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Timberleaf.

     (4) Other than as follows, or as otherwise disclosed in this Agreement as of the date of this Agreement, the Partnership has good and marketable title to all of the Partnership's assets free and clear of all liens:

                      Mortgages and liens not yet due and payable, convenants, conditions and restrictions of record

     (5) Other than the Litigation, as of the date of this Agreement, neither the Partnership nor its assets is involved in material litigation.


                                   ARTICLE VI
                                 VOTING OF UNITS

     (1) The Partnership hereby covenants and represents that as promptly as practicable following the date hereof it shall hold a meeting (the "Meeting") of the Limited Partners at which the Limited Partners will have the opportunity to vote their Units for or against the transactions contemplated by this Agreement.

     (2) At the Meeting, PIP General hereby covenants and represents that it shall vote its Units for or against the transactions contemplated by this Agreement in the same proportion as the total number of Units voted by Limited Partners unaffiliated with PIP General or the General Partner.

     (3) The Partnership shall use reasonable commercial efforts to obtain the approval of the Merger by the Limited Partners at the Meeting.


                                   ARTICLE VII
           PIP GENERAL AND ACQUISITION REPRESENTATIONS AND WARRANTIES

     Each of PIP General and Acquisition hereby represents and warrants that:

     (1) Such party has been duly organized and is existing as a limited liability company in good standing under the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

     (2) Such party has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

     (3) Such party's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which such party is a party or by which it or its assets is bound or affected,
(ii) result in the violation of the provisions of the formation documents of such party or any legal requirement applicable to or binding upon such party,
(iii) result in the creation or imposition of any lien upon any property or asset of such party, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained or (v) otherwise adversely affect the contractual or other legal rights or privileges of such party.

                                  ARTICLE VIII
                            COVENANTS OF PIP GENERAL

     (1) The Partnership shall, within 45 days after the end of each calendar quarter, commencing with the calendar quarter next following the Effective Date, mail to each former Unit holder a written description, as would be required if the Partnership were a reporting entity under Section 12(g) of the Securities Exchange Act of 1934, of material developments in the Litigation, the amount of the Net Litigation Recovery (as defined in Exhibit 2-1), if any, and the restricted cash reserves of the Partnership existing on the Effective Date, the actual costs and expenses incurred for litigation and/or repairs, the estimated cost, determined from time to time in good faith by PIP General, to complete the repair of the Construction Defects and the estimated time to complete such repairs, and such other information required by law.

     (2) The Partnership shall deposit the Net Litigation Recovery, if any, in a separate bank account and shall reasonably account to the former Unit holders on a quarterly basis, as set forth above, on the use of such proceeds.

     (3) PIP General and Acquisition shall use their reasonable best efforts to promptly seek and consummate the financing necessary to pay the Initial Merger Consideration.


                                   ARTICLE IX
                                   CONDITIONS

     (1) The obligations of each party hereto to effect the Merger shall be subject to the fulfillment (or waiver by each party hereto) at or prior to the Effective Date of the following conditions:

                      (a) No court or other governmental entity of competent
               jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (i) that is in effect and prohibits consummation of the Merger or any other transactions with respect to any party hereto expressly contemplated by this Agreement, or (ii) that is enacted, issued, promulgated, enforced or entered after the date of this Agreement and, in any such case, is in effect and imposes restrictions on any party hereto with respect to the business operations thereof that would result in a material adverse effect on the assets, business, financial condition or prospects thereof (clauses (i) and (ii), collectively, and "Order"), and no governmental entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order, and no other person shall have instituted any proceeding seeking any such Order which is reasonably likely to succeed.

                      (b) All material actions by, and all consents, approvals,
               orders or authorizations from, or filings with, governmental entities of competent authority necessary for the consummation of the Merger or any other transactions expressly contemplated by this Agreement shall have been obtained or made, as the case may be.

     (2) The obligations of the Partnership to effect the Merger and the other transactions relating to the Partnership which are contemplated by this Agreement to be performed by it are further subject to the condition (or waiver by the Partnership) that:

                      (a)    the   representations   and   warranties   of  PIP
               General and Acquisition set forth herein shall be true and correct at and as of the closing date; and

                      (b) this agreement and the transactions contemplated
               hereby shall have been approved and adopted by the requisite approval of the Limited Partners.

     (3) The obligations of PIP General and Acquisition to effect the Merger and the other transactions contemplated by this Agreement which are to be performed by it are further subject to the conditions (or waiver by PIP General and Acquisition) that:

                      (a) the representations and warranties of the
               Partnership set forth herein shall be true and correct at and as of the closing date;

                      (b) the holders of the deeds of trust referred to in
               Article V, Section 3 above, consent (if necessary) to the Merger on terms acceptable to PIP General and Acquisition;

                      (c) there has been no material adverse change, from and
               after the date hereof, in the assets, business, financial condition or prospects of the Partnership; and

                      (d) the financing necessary to pay the Initial Merger
               Consideration has been obtained and has been consummated or is simultaneously consummated herewith upon terms acceptable to PIP General and Acquisition.


                                    ARTICLE X
                                   TERMINATION

     This Agreement may be terminated at any time prior to the Effective Date (regardless of whether or not the requisite approvals of the Limited Partners have been obtained) as follows:

     (1) by the mutual written consent of the Partnership, PIP General and Acquisition;

     (2) by the Partnership, on the one hand, or PIP General and Acquisition, on the other hand, upon written notice given to the other if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable;

     (3) by PIP General or Acquisition upon written notice given to the Partnership, upon a material breach on the part of the Partnership of any representation, warranty, covenant, obligation or agreement of the Partnership set forth herein that is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by PIP General or Acquisition to the Partnership;

     (4) by the Partnership upon written notice given to PIP General or Acquisition, upon a material breach on the part of PIP General or Acquisition of any representation, warranty, covenant, obligation or agreement of PIP General or Acquisition set forth herein that is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by the Partnership to PIP General or Acquisition; or

     (5) by PIP General, Acquisition or the Partnership if the Merger has not yet been consummated on or before April 30, 2001.


                                   ARTICLE XI
                                  MISCELLANEOUS

     (1) The parties hereto each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances, and to take all such further action, including, without limitation, the execution and filing of such instruments in the State of California and any other State as should be necessary or desirable to carry out this Agreement and to consummate and effect the Merger.

     (2) This Agreement shall be governed by and construed in accordance with the laws of California.

     (3) All of the representations, warranties, covenants, agreements and undertakings set forth in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations, warranties, covenants, agreements and undertakings set forth in this Agreement shall terminate as of the Effective Date, and shall have no further force or effect.

     (4) Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement, including, without limitations, the fees, expenses and disbursements of counsel, financial advisors and accountants, shall be paid by PIP General and/or Acquisition.

     (5) None of the General Partner, PIP General, Acquisition or any payment agent retained in connection herewith, nor any of their respective affiliates, will be liable to any Limited Partner for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

     IN WITNESS WHEREOF, the Partnership, PIP General and Acquisition have each caused this Agreement to be effective as of the date and the year first written above.

                               PROMETHEUS INCOME PARTNERS,
                               a California Limited Partnership

                               By:  PROMETHEUS DEVELOPMENT CO.,
                                    INC., a California Corporation, its General
                                    Partner

                                     By:  __________________________________
                                          Name:  ____________________________
                                         Title:  _____________________________


                                    PIP ACQUISITION,  LLC, a California Limited
                                    Liability Company

                                    By: PROMHILL,INC., a California Corporation,
                                        its Manager

                                    By:  __________________________________
                                         Name:  ____________________________
                                        Title:  _____________________________



                                  PIP PARTNERS - GENERAL, LLC, a California
                                  Limited Liability Company

                                  By: PROMHILL, INC., a California Corporation, its Manager

                                        By:  __________________________________

                                           Name:  _____________________________
                                           Title:  ____________________________

                                   EXHIBIT 2-1
                                   -----------




     The "Merger Consideration" with respect to each Unit is equal to the cash sum that would be distributed to the holder of such Unit in accordance with the Partnership Agreement had the Partnership been liquidated on the Effective Date, after giving effect to (1) the purchase of the Alderwood Apartments and the Timberleaf Apartments, two residential rental properties in Santa Clara, California, owned by the Partnership (the "Properties") for $68,900,000 less 2% representing estimated costs of sale, minus (2) the principal balance due (including the prepayment penalty that would be due on sale) and any accrued but unpaid interest on the mortgages secured by deeds of trust on the Properties on the Effective Date, plus (3) the "Net Litigation Recovery," as defined below, less (4) the payment by the Partnership of the actual cost of repairs to the Properties for "Construction Defects," as defined below.

     The "Net Litigation Recovery" is equal to the proceeds of the Litigation actually received by the Partnership or its successors in interest, after (a) deducting (1) all costs and expenses of attorneys and other experts, other than such costs or expenses, if any, paid before the Effective Date, (2) all other out-of-pocket costs and expenses of the Litigation paid by the Partnership after the Effective Date, (3) a litigation management fee payable to the General Partner or an affiliate thereof (in lieu of any other revenue-based fee on the gross proceeds of the Litigation) equal to 3% of such gross proceeds, (4) any obligations paid or incurred as a result of any cross complaint, counter suit or other lawsuit relating to or arising out of the Litigation, (5) federal, state or local tax liabilities, if any, due and payable by the Partnership and/or its then existing partners with respect to such proceeds and (b) adding interest actually earned, if any, on such proceeds following receipt by the Partnership.

     "Construction Defects" are those construction defects relating to hardboard siding, roofing systems or otherwise existing on the Effective Date, or caused by or arising out of such defects, including, but not limited to, lost rents caused by or arising out of the repair of any such defects and are further described by way of illustration, but not by way of limitation, to include removal and replacement of hardboard siding, removal and replacement of building paper, removal and replacement of sheer ply, removal and replacement of damaged structural framing, removal and replacement of deck flashing and waterproof membranes, removal and replacement of damaged roofing and underlayment substrate and framing members, removal and replacement of flashing and sealants related to waterproofing, removal and replacement of decorative trim, removal and replacement of window flashing, removal and re-setting or replacement of windows, sliding glass doors, construction design and engineering as required for the above-referenced items, construction management, paint and paint preparation.

                                   APPENDIX B

 Second Amended and Restated Limited Partnership Agreement of Prometheus Income
                                    Partners

John Ghio
Page 2

                                   APPENDIX C

                       Appraisal of CB Richard Ellis, Inc.









   CB RICHARD ELLIS






                               COMPLETE APPRAISAL

                                 SUMMARY REPORT

                                       OF

                       ALDERWOOD AND TIMBERLEAF APARTMENTS
                      900 Pepper Tree & 2147 Newhall Street
                   Santa Clara, Santa Clara County, California
                              CBREI File No. 00-931


                                  DATE OF VALUE

                                DECEMBER 5, 2000


                                  PREPARED FOR

                                    John Ghio
                PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED
                                   PARTNERSHIP
                               350 Bridge Parkway
                         Redwood City, California 94065


                                   PREPARED BY

                             CB RICHARD ELLIS, INC.
                          VALUATION & ADVISORY SERVICES
                          350 Sansome Street, Suite 840
                         San Francisco, California 94104

December 14, 2000



John Ghio
PROMETHEUS INCOME PARTNERS, A CALIFORNIA LIMITED PARTNERSHIP
350 Bridge Parkway
Redwood City, California  94065


RE:      Appraisal of ALDERWOOD AND TIMBERLEAF APARTMENTS
         900 Pepper Tree & 2147 Newhall Street
         Santa Clara, Santa Clara County, California
         CBREI File No. 00-931


Dear Mr. Ghio:


At your request and authorization, CB Richard Ellis, Inc. has prepared a Complete Appraisal presented in a summary appraisal report of the market value in the referenced real property.


The subject is comprised of two garden apartment buildings. Alderwood Apartment is a 234 unit apartment complex built in 1986 situated on a 9.42 acre site in Santa Clara, Santa Clara County, California. Currently the property is 99% occupied. Timberleaf Apartments is a 124 units apartment complex built in 1986 situated on a 4.94 acre site in Santa Clara, Santa Clara County, California. Currently it is 99% occupied. The subject is more fully described, legally and physically within the enclosed report.


Data, information, and calculations leading to the value conclusion are incorporated in the report following this letter. The report, in its entirety, including all assumptions and limiting conditions, is an integral part of and inseparable from this letter.


Based on the analysis contained in the following report, the market value of the subject is concluded as follows:


--------------------------------------------------------------------------------
                            MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------

  Location          Appraisal Premise             Interest Appraised       Date of Value            Value Conclusion
------------------------------------------------------------------------------------------------------------------------------------
Alderwood                As Is                       Fee Simple          December 5, 2000              $45,500,000
Timber leaf              As Is                       Fee Simple          December 5, 2000              $23,400,000
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

The following appraisal sets forth the most pertinent data gathered, the techniques employed, and the reasoning leading to the opinion of value. The analyses, opinions and conclusions were developed based on, and this report has been prepared in conformance with, our interpretation of the guidelines and recommendations set forth in the Uniform Standards of Professional Appraisal Practice (USPAP), the requirements of the Code of Professional Ethics and Standards of Professional Appraisal Practice

John Ghio
Page 2



of the Appraisal Institute, The Financial Institutions Reform, Recovery, and Enforcement Act of 1989 (FIRREA), Title XI Regulations.


The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.


It has been a pleasure to assist you in this assignment. If you have any questions concerning the analysis, or if CB Richard Ellis, Inc. can be of further service, please contact us.


Respectfully submitted,

CB RICHARD ELLIS, INC.
VALUATION & ADVISORY SERVICES




/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

Phone:  415-986-7259                      Phone:  415-986-7395
Fax:    415-986-6862                      Fax:    415-986-6862
Email:  smullahey@cbrichardellis.com      Email:  echampagne@cbrichardellis.com

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               CERTIFICATION OF THE APPRAISAL
--------------------------------------------------------------------------------


                         Certification of the Appraisal

We certify to the best of our knowledge and belief:

1.   The statements of fact contained in this report are true and correct.

2.   The reported  analyses,  opinions,  and conclusions are limited only by the
     reported   assumptions  and  limiting  conditions  and  are  our  personal, impartial and unbiased professional analyses, opinions, and conclusions.

3. We have no present or prospective interest in or bias with respect to the property that is the subject of this report and have no personal interest in or bias with respect to the parties involved with this assignment.

4. Our engagement in this assignment was not contingent upon developing or reporting predetermined results.

5. Our compensation for completing this assignment is not contingent upon the development or reporting of a predetermined value or direction in value that favors the cause of the client, the amount of the value opinion, the attainment of a stipulated result, or the occurrence of a subsequent event directly related to the intended use of this appraisal, such as the approval of a loan.

6. This appraisal assignment was not based upon a requested minimum valuation, a specific valuation , or the approval of a loan.

7. Our analyses, opinions, and conclusions were developed, and this report has been prepared, in conformity with the Uniform Standards of Professional Appraisal Practice of The Appraisal Foundation and the requirements of the Code of Professional Ethics and the Standards of Professional Appraisal Practice of the Appraisal Institute. In addition, this report conforms to the requirements of the Financial Institutions Reform, Recovery, and Enforcement Act (FIRREA).

8. The use of this report is subject to the requirements of the Appraisal Institute relating to review by its duly authorized representatives.

9. Elizabeth Champagne, MAI has completed the requirements of the continuing education program of the Appraisal Institute.

10. Susan R. Mullahey has and Elizabeth Champagne, MAI has not made a personal inspection of the property that is the subject of this report.

11.  No one provided professional assistance to the persons signing this report.

12. Susan R. Mullahey and Elizabeth Champagne, MAI have extensive experience in the appraisal/review of similar property types.

13. Susan R. Mullahey and Elizabeth Champagne, MAI are currently certified in the state where the subject is located.

14. Valuation and Advisory Services operates as an independent economic entity within CB Richard Ellis, Inc. Although other employees of CB Richard Ellis, Inc. divisions may be contacted as a part of our routine market research investigations, absolute client confidentiality and privacy are maintained at all times with regard to this assignment without conflict of interest.


/s/ Susan R. Mullahey                     /s/ Elizabeth Champagne
------------------------------------      -----------------------------------
Susan R. Mullahey                         Elizabeth Champagne, MAI
Senior Real Estate Analyst                Senior Managing Director
California Cert.  AG010520                California Cert. AG025144

--------------------------------------------------------------------------------
                                       i

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                          SUBJECT PHOTOGRAPHS
--------------------------------------------------------------------------------




                               Subject Photographs


                         [photo of property - Alderwood]



--------------------------------------------------------------------------------
                    "TYPICAL VIEW OF THE SUBJECT - ALDERWOOD"
--------------------------------------------------------------------------------

                        [photo of property - Timberleaf]




--------------------------------------------------------------------------------
                   "TYPICAL VIEW OF THE SUBJECT - TIMBERLEAF"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       ii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------




                            Summary of Salient Facts


Property Name                     Alderwood Apartments

Location                          900 Pepper Tree Lane, Santa Clara
                                  California

Acessor's Parcel Number           290-26-009

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         9.42 AC         410,422 SF

Excess Land Area                  0.00 AC         0 SF

Improvements

  Number of Buidlings             19

  Number of Stories               2

  Gross Buidling Area             195,000 SF

  Net Rentable Area               187,514 SF

  Number of Units                 234

  Average Unit Size               801 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       99.1%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $5,613,835               $23,991

  Operating Expenses                         $1,558,485                $6,660

  Expense Ratio                                  27.76%

  Net Operating Income                       $4,055,350               $17,331





--------------------------------------------------------------------------------
                                       iii

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                     SUMMARY OF SALIENT FACTS
--------------------------------------------------------------------------------




                            Summary of Salient Facts


Property Name                     Timberleaf Apartments

Location                          2147 Newhall Street, Santa Clara, California


Acessor's Parcel Number           269-58-057

Highest and Best Use

  As Though Vacant                Aparment

  As Improved                     Aparment

Property Rights Appraised         Fee Simple

Land Area                         4.94 AC         215,186 SF

Improvements

  Number of Buidlings             9

  Number of Stories               2&3

  Gross Buidling Area             107,000 SF

  Net Rentable Area               100,052 SF

  Number of Units                 124

  Average Unit Size               807 SF

  Year Built                      1986

  Condition                       Good

Estimated Exposure Time           12 Months

Financial Indicators

  Current Overall Occupancy       100.0%

  Stabilized Overall Occupancy    95.0%

  Estimated Lease-up Period       0 Months

  Overall Capitalization Rate     8.50%

  Discount Rate                   12.00%

  Terminal Capitalization Rate    11.00%

Stabilized Operating Data                   Total                Per Unit
                                       ----------------       ---------------
  Effective Gross Income                     $2,975,096               $23,993

  Operating Expenses                           $879,228                $7,091

  Expense Ratio                                  29.55%

  Net Operating Income                       $2,095,868               $16,902







--------------------------------------------------------------------------------
                                       iv

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                            TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                TABLE OF CONTENTS


CERTIFICATION OF THE APPRAISAL..............................................i

SUBJECT PHOTOGRAPHS........................................................ii

TYPICAL VIEW OF THE SUBJECT - TIMBERLEAF...................................ii

SUMMARY OF SALIENT FACTS..................................................iii

TABLE OF CONTENTS...........................................................v

INTRODUCTION................................................................1

AREA ANALYSIS...............................................................6

NEIGHBORHOOD ANALYSIS......................................................10

MARKET ANALYSIS............................................................12

SITE ANALYSIS..............................................................19

IMPROVEMENT ANALYSIS.......................................................21

TAX AND ASSESSMENT DATA....................................................22

HIGHEST AND BEST USE.......................................................23

APPRAISAL METHODOLOGY......................................................25

SALES COMPARISON APPROACH..................................................26

INCOME CAPITALIZATION APPROACH.............................................30

RECONCILIATION OF VALUE....................................................36

ASSUMPTIONS AND LIMITING CONDITIONS........................................37

ADDENDA
A   Glossary of Terms
A   Additional Photographs
A   Improved Comparable Sales
A   Rent Comparables
A   Demographics



--------------------------------------------------------------------------------
                                       v

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------



                                  INTRODUCTION


PROPERTY IDENTIFICATION


The subject's street address is 900 Pepper Tree & 2147 Newhall Street, in Santa Clara, Santa Clara County, California.


OWNERSHIP AND PROPERTY HISTORY


Title to the property is currently vested in the name of Prometheus Income Partners, who acquired title to the property in 1987 for an undisclosed amount. There have been no ownership transfers of the property in the last three years. As of the date of value, the subject is not being marketed for sale.


DATE OF INSPECTION


The subject was inspected on December 8, 2000.


DATE OF VALUE


The date of value is December 8, 2000.


DATE OF REPORT


The date of report is the date indicated on the letter of transmittal.


PURPOSE OF THE APPRAISAL


The purpose of this appraisal is to estimate the market value of the subject property. Market value is defined as follows:


The most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby:

buyer and seller are typically motivated;
both parties are well informed or well advised, and acting in what they consider their own best interests;
a reasonable time is allowed for exposure in the open market;
payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------



the price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. 1

PREMISE OF THE APPRAISAL


The premise of this appraisal valuation is "as is" on the date of value.


TERMS AND DEFINITIONS


The Glossary of Terms in the Addenda provides definitions for terms that are, and may be used in this appraisal.


INTENDED USE AND USER OF REPORT


This appraisal is to aid in internal decisions by the client, Prometheus Income Partners, a California Limited Partnership.


PROPERTY RIGHTS APPRAISED


The interest appraised represents the fee simple estate.


APPRAISAL DEVELOPMENT AND REPORTING PROCESS


The following steps were completed by CB Richard Ellis, Inc. for this assignment:

1.  identified the subject property;
2.  understood the intended use of the report;
3.  applied appropriate appraisal methodology;
4. analyzed the comparable data to arrive at a probable range of value via each approach to value used in this report;
5. reconciled the results of each approach into a reasonable and defensible final estimate of value for the subject, as defined herein; and
6. estimated a reasonable exposure time and marketing time associated with the value estimate.

To develop the opinion of value, CB Richard Ellis, Inc. performed a Complete Appraisal as defined by the Uniform Standards of Professional Appraisal Practice (USPAP). This means that no departures from Standard 1 were invoked. In this Complete Appraisal, CB Richard Ellis, Inc. used all appropriate approaches to value. Furthermore, the value conclusion reflects all known information about the subject, market conditions, and available data.


This appraisal of the subject has been presented in the form of a Summary Report, which is intended to comply with the reporting requirements set forth under Standards Rule 2-2(b) of the USPAP. That is,

-------------------------
1 The definition of market value is taken from Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1997 Edition. This definition is also compatible with the OTS, RTC, FDIC, NCUA, and the Board of Governors of the Federal Reserve System definition of market value. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------



this report incorporates, a summary of explanation of the data, reasoning and analysis which were used to develop the opinion of value. This report also includes summary descriptions of the subject and the market for the property type.


SPECIAL APPRAISAL INSTRUCTIONS


There have been no special appraisal instructions for this assignment.


EXPOSURE TIME


Exposure time is not intended to be a prediction of a date of sale or a one-line statement. Instead, it is an integral part of the appraisal analysis and is based on one or more of the following:

    o   statistical information about days on the market
    o   information gathered through sales verification
    o   interviews of market participants.

The reasonable exposure period is a function of price, time, and use. It is not an isolated estimate of time alone. Exposure time is different for various types of real estate and under various market conditions.


Exposure time is the estimated length of time the property would have been offered prior to a hypothetical market value sale on the effective date of appraisal. It is a retrospective estimate based on an analysis of recent past events, assuming a competitive and open market. It assumes not only adequate, sufficient, and reasonable time but also adequate, sufficient, and reasonable marketing effort. Exposure time is therefore interrelated with appraisal conclusion of value.


In consideration of these factors, we have analyzed the following:

    o exposure periods of comparable sales revealed during the course of this appraisal;
    o   the CB Richard Ellis, Inc. National Investor Survey; and
    o   knowledgeable real estate professionals.

The following table presents the information derived from these sources:

    ----------------------------------------------------------------------
                 EXPOSURE TIME INFOMATION - APARTMENT PROPERTIES
    ----------------------------------------------------------------------
                                                  Exposure Time (Months)
    Data source                                       Range      Average
    ----------------------------------------------------------------------
    Comparable Sales Data                           3.0 -  9.0     6.0
    National Investor Survey, Fourth Quarter 1999
       Class A Properties                           3.0 - 12.0     6.0
       Class B Properties                           3.0 - 12.0     6.8
       Class C Properties                           3.0 - 18.0    11.6
    Local Market Professionals                      6.0 - 12.0     9.0
    ----------------------------------------------------------------------
    Source:  CB Richards Ellis, Inc.
    ----------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                 INTRODUCTION
--------------------------------------------------------------------------------


Based on the foregoing analysis, an exposure time of 12 months is reasonable, defensible, and appropriate. CB Richard Ellis, Inc. assumes the subject would have been competitively priced and aggressively promoted regionally.


MARKETING TIME


Marketing time is the period a prospective investor would forecast to sell the subject property immediately after the date of value, at the value estimated. The marketing time is an estimate of the number of months it will require to sell the subject from the date of value, into the future. The anticipated marketing time is essentially a measure of the perceived level of risk associated with the marketability, or liquidity, of the subject property. The marketing time estimate is based on the data used in estimating the reasonable exposure time, in addition to an analysis of the anticipated changes in market conditions following the date of appraisal.


The future price for the subject (at the end of the marketing time) may or may not equal the appraisal estimate. The future price depends on unpredictable changes in the physical real estate, demographic and economic trends, real estate markets in general, supply/demand characteristics for the property type, and many other factors.


Based on the premise that present market conditions are the best indicators of future performance, a prudent investor will forecast that, under the conditions described above, the subject will require a marketing time of 12 months.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------




                                   [Area Map]


                                 "Regional Map"


                               "Subject Alderwood"


                              "Subject Timberleaf"



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

                                  AREA ANALYSIS


CITY OF SANTA CLARA


Overview


The City of Santa Clara is located in the northern portion of Santa Clara County, approximately 50 miles south of San Francisco and 40 miles south of Oakland. The City is bordered by Campbell to the south, Sunnyvale to the east, Los Altos to the west, and San Jose to the east. Santa Clara encompasses 18.3 square miles. There is very little land available for development in Santa Clara, the lack of which keeps new construction to a minimum.


Social Forces


Between 1980 and 1990, the population of Santa Clara increased 5.3%, from 88,924 to 93,672. In 1995 the population was estimated at 98,300. The city's population is anticipated to rise to 103,700 by this year, and 109,300 by 2015, an increase of 11.2% over 1995.


Santa Clara's total number of households is expected to rise 1.8% between 1995 and 2000, from 37,090 to 37,770. By 2020, it is anticipated to rise to 41,350, an increase of 11.5% over the year 1995.


The following chart illustrates population growth projections by sector for the City of Santa Clara.

  ------------------------------------------------------------------------------
                            SANTA CLARA DEMOGRAPHICS
                                   1990 - 2020
  ------------------------------------------------------------------------------
                                     1990     1995     2000     2010     2020
  ------------------------------------------------------------------------------
  Population                        93,672   98,300   103,700  105,700  109,300
  Mean Household Income (1995 $'s) $60,521  $61,700   $67,000  $78,000  $86,700
  Households                        36,665   37,090    37,770   39,310   41,350
  Average Household Size              2.49     2.59      2.69     2.64     2.59
  ------------------------------------------------------------------------------
  Source:  ABAG, Projections 2000
  ------------------------------------------------------------------------------


ECONOMIC FORCES


The following table shows the major employers in the City of Santa Clara.





--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

      ----------------------------------------------------------------------
                         MAJOR EMPLOYERS IN SANTA CLARA
      ----------------------------------------------------------------------
                   Employer                   Business          Employees
      ----------------------------------------------------------------------
       Hewlett Packard                Computers & Components       2,000 +
       IBM                            Computers & Components       2,000 +
       Intel Corporation              Semiconductors               2,000 +
       Digital Equipment              Semiconductors         1,000 - 2,000
       Integrated Device Technology   Computer Components    1,000 - 2,000
      ----------------------------------------------------------------------
       Source: Santa Clara Chamber of Commerce
      ----------------------------------------------------------------------


Between 1980 and 1990, total employment in Santa Clara increased 3.0%, from 99,901 to 102,940 jobs. By 1995 this had dropped to 100,490. Total employment is projected to grow 50.5% by 2010, to approximately 151,280 jobs. By 2020 total employment is anticipated to reach 161,850 jobs, an increase of 7.0% over the year 2010. Santa Clara's employment presently constitutes approximately 12.1% of the county's total employment.


The following chart illustrates employment growth projections by sector for the City of Santa Clara between 1990 and 2020.


   --------------------------------------------------------------------------
                     EMPLOYMENT GROWTH PROJECTIONS 1990-2020
                               City of Santa Clara
   --------------------------------------------------------------------------
                                                                   1995-2020
                              1990      1995      2010      2020    % Change
   --------------------------------------------------------------------------
    Agriculture/Mining          270       260       300       290     (3.3%)
    Manufacturing/Wholesale  54,040    49,140    67,320    68,600     39.6%
    Retail                   12,010    11,510    16,390    17,220     49.6%
    Service                  26,230    29,210    50,810    58,680    100.9%
    Other                    10,390    10,370    16,460    17,060     64.5%
   --------------------------------------------------------------------------
    TOTAL                   102,940   100,490   151,280   161,850     61.1%
   --------------------------------------------------------------------------
    Sources:  ABAG, Projections 2000
   --------------------------------------------------------------------------


Spending, Income and Inflation


Mean household income, measured in constant 1995 dollars, rose approximately 15.7% between 1980 and 1990, from $52,305 to $60,521. In 1995 it was estimated at $61,300. Mean household income is anticipated to rise 34.3% by the year 2010 to $82,300 and 44.4% by 2020 to $88,500.


The following table presents historical and projected mean household incomes in 1990 dollars for the City of Santa Clara and Santa Clara County.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                AREA ANALYSIS
--------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                  SANTA CLARA COUNTY HOUSEHOLD INCOME
 ------------------------------------------------------------------------------
                                                                         95-20
         Area           1980      1990       1995     2010       2020    % Chg
 ------------------------------------------------------------------------------
  Santa Clara County   $57,803   $70,262   $74,300   $97,200   $105,300  41.7%
  City of Santa Clara  $52,305   $60,521   $61,300   $82,300    $88,500  44.4%

 ------------------------------------------------------------------------------
  Sources:  Projections 2000, ABAG
 ------------------------------------------------------------------------------


Real Estate


As previously indicated, Santa Clara is almost completely built-out with only a limited amount of available land for new construction. The city encompasses 37,873 dwelling units, approximately 45% of which are single family detached homes. Santa Clara is adjacent to the upscale communities of Cupertino and Los Altos, which are primarily single family residential developments. The upscale residential communities in and around Santa Clara have helped the overall economic health of the area which also promotes the growth of local commercial services.







--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------




                               [Neighborhood Map]


                               "Neighborhood Map"


                               "Subject Alderwood"


                              "Subject Timberleaf"




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------


                              NEIGHBORHOOD ANALYSIS


LOCATION


The neighborhood is located in the City of Santa Clara. The City of Santa Clara is located in center of Santa Clara County.


BOUNDARIES


The neighborhood boundaries are detailed as follows:

      North:    El Camino Real
      South:    Interstate 280
      East:     Interstate 880
      West:     Lawrence Expressway

LAND USE


Land uses within the subject neighborhood consist of a harmonious mixture of commercial and residential development. The immediate area surrounding the subject is a newer area of development, consisting primarily of residential uses with much of the development being built during the 1970s and 1980s. The majority of the single-family residential development within a one mile radius of the subject may be described as tract homes in the $350,000-$500,000 price range.


GROWTH PATTERNS


Growth patterns have occurred primarily along primary commercial thoroughfares such as El Cmaino Real, Homestead Road, Meridian Road, San Tomas Expressway and Lawrence Expressway.


ACCESS


Primary access to the subject neighborhood is provided by Interstate 280 and 880 as well as San Tomas and Lawrence Expressway.


DEMOGRAPHICS


Population growth and new household formations have been on an upward trend within the subject neighborhood.


Selected neighborhood demographics in a one-, three-, and five-mile radius from the subject are shown in the following table:



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        NEIGHBORHOOD ANALYSIS
--------------------------------------------------------------------------------

   -----------------------------------------------------------------------
                        SELECTED NEIGHBORHOOD DEMGRAPHICS
   -----------------------------------------------------------------------
                                          1 mile      3 miles      5 miles
   -----------------------------------------------------------------------
   Population
     2003 Estimate                        25,933      208,230      549,770
     1998 Estimate                        24,696      198,110      521,228
     1990 Census                          21,189      164,666      424,158
     1998 - 2003 % Change                   5.0%         5.1%         5.5%
   Households
     2003 Estimate                        10,558       84,122      206,746
     1998 Estimate                         9,991       79,587      194,998
     1990 Census                           9,216       72,996      177,110
     1998 - 2003 % Change                   5.7%         5.7%         6.0%
   2003 Median Household Income          $42,256      $36,901      $36,952
   1998 Median Household Income          $69,529      $66,455      $74,610
   1998 Average Household Income         $53,878      $55,126      $61,726
   1990 Average Home Value              $263,185     $263,232     $277,331
   1990 % College Graduates                68.8%        48.8%        44.1%
   -----------------------------------------------------------------------
   Source:  Claritas, Inc.
   -----------------------------------------------------------------------


We are only showing one set of demographics, however, the sites are located relatively close and have basically similar demographics.


CONCLUSION


As shown above, the population within the subject neighborhood has shown growth over the past five years. The neighborhood currently has a strong income demographic profile. The outlook for the neighborhood is for good performance with improvement over the next several years. As a result, the demand for existing developments is expected to be strong.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                                 MARKET ANALYSIS


Bay Area Multifamily Market


The Bay Area includes nine counties including Alameda, Contra Costa, Marin, Napa, San Francisco, San Mateo, Santa Clara, Solano, and Sonoma. The statistical data presented subsequently is based on figures compiled and published by Realdata, Inc. on a semi-annual basis.


Historical Vacancy: Vacancy rates for multifamily properties in the Bay Area have remained relatively stable since 1986, rarely rising above 5 percent. The overall vacancy rate for the Bay Area as of December 1998 was 3.41 percent. The following table summarizes the multifamily market vacancy rates in the Bay Area.




--------------------------------------------------------------------------------
                             BAY AREA MULTIFAMILY
                                     VACANCY
--------------------------------------------------------------------------------

                                                                                                               June
  County      1990      1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda       3.1%      3.7%      2.6%      5.2%    4.8%      3.4%       3.2%      3.4%      3.7%     2.7%     2.2%      3.5%
Contra Costa  3.7%      4.0%      2.7%      6.0%    5.7%      5.1%       4.8%      4.4%      3.5%     2.6%     2.2%      4.1%
Marin         2.4%      5.6%      3.1%      2.6%    3.2%      3.6%       2.6%      3.4%      3.2%     2.7%     2.6%      3.2%
Napa          1.6%      2.5%      1.2%      3.1%    2.9%      4.2%       2.5%      3.2%      2.2%     0.9%     1.3%      2.3%
San Francisco 6.2%      3.2%      3.3%      4.9%    4.1%      3.1%       3.7%      3.3%      2.8%     2.2%     1.5%      3.5%
San Mateo     2.8%      3.5%      1.6%      3.8%    3.4%      3.3%       2.9%      4.4%      4.7%     2.1%     2.2%      3.2%
Santa Clara   2.6%      2.7%      3.4%      4.9%    4.0%      2.2%       2.6%      2.8%      3.8%     3.3%     2.2%      3.1%
Solano        2.7%      2.8%      2.2%      4.8%    5.1%      5.0%       4.6%      4.3%      4.0%     2.1%     2.9%      3.7%
Sonoma        2.2%      3.2%      4.1%      5.4%    6.0%      5.0%       3.6%      3.2%      2.8%     2.0%     4.7%      3.8%
------------------------------------------------------------------------------------------------------------------------------
Average       3.2%      3.3%      2.9%      5.0%    4.5%      3.4%       3.3%      3.5%      3.4%     2.8%     2.3%      3.4%
------------------------------------------------------------------------------------------------------------------------------

Source:  RealData, Inc.
--------------------------------------------------------------------------------


The average vacancy rate in 1999 in Santa Clara County was 2.3%; the rate decreased further to 2.2% as of June 2000. This rate is lower than the Bay Area market average of 2.3%, and also lower than the ten-year average vacancy rate within the county of 3.1%.


Rents: Rents in the Bay Area were generally stable from 1992 through 1994 and increased rapidly from 1995 through 1999. Overall, the peak full year for rental increases was 1996 when the average overall rent increase in the Bay Area was
13.9 percent. The following table summarizes historical rental increases by county.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  BAY AREA HISTORIC MULTIFAMILY RENT INCREASES
--------------------------------------------------------------------------------

                                                                                                               June
  County       1990     1991     1992      1993    1994      1995       1996      1997      1998      1999     2000      Avg.
------------------------------------------------------------------------------------------------------------------------------
Alameda        4.2%     1.7%     1.6%      1.8%    1.0%      2.0%      12.0%      9.5%      7.1%      5.3%     21.7%     4.6%
Contra Costa   5.4%     2.6%     1.4%      1.1%   -0.1%      3.3%       7.5%      6.2%      9.8%      9.5%     12.6%     5.4%
Marin          6.3%     3.7%     1.7%     -3.3%    4.3%      3.6%       7.7%     11.4%     10.0%      5.8%     7.4%      5.3%
Napa           9.4%     3.9%    -5.4%      0.3%    1.0%      1.2%       3.7%      5.8%      7.9%      7.2%     7.7%      3.9%
San Francisco  8.4%     3.4%    -2.0%      1.1%    1.7%      2.6%      20.5%     15.6%     14.0%      7.2%     24.4%     8.8%
San Mateo      5.1%     3.3%     0.9%      3.2%    1.9%      4.4%      18.8%      7.1%     10.8%      7.9%     28.5%     8.4%
Santa Clara    4.3%     3.3%    -0.7%      2.7%    0.1%     10.2%      17.5%     10.7%      3.0%      7.0%     24.1%     7.5%
Solano         7.0%     4.1%     1.6%     -0.6%    0.6%      0.0%       2.5%      4.2%      7.2%      8.8%     6.1%      3.8%
Sonoma         7.4%     3.5%     1.2%     -0.6%   -1.2%      2.4%       5.9%      7.7%     10.0%      5.6%     12.4%     4.9%
------------------------------------------------------------------------------------------------------------------------------
Average        5.6%     3.4%     0.3%      1.0%    0.9%      5.9%      13.9%      9.9%      8.8%      7.0%     20.9%     7.1%
-------------------------------------------------------------------------------------------------------------------------------

Source:  RealData, Inc.
--------------------------------------------------------------------------------

Rental increases in Santa Clara County have historically been above the overall market average. They were positive in all years except 1992, averaging 7.5% per year. As evidenced in the table, many Bay Area markets experienced rapid rent increases in 1996 through 1999, with San Francisco leading the group for the first three of those four years. Overall, rents in the Bay Area increased by 20.9% during the first half of 2000, led by large increases in San Francisco, as well as Alamea, San Mateo and Santa Clara Counties.


Apartment rental rates in Santa Clara County are higher on average than rents Bay Area-wide. The following table summarizes rental rates per square foot within San Francisco and the Bay Area.


--------------------------------------------------------------------------------
                          RENTAL RATES PER SQUARE FOOT
                                   APARTMENTS
                                    JUNE 2000
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B   3B/1B 3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
Santa Clara County    $2.66   $2.26   $1.96   $2.00   $1.27  $1.97  $1.69  $2.11
S. F. Bay Area        $2.48   $2.00   $1.66   $1.76   $1.39  $1.72  $1.18  $1.85
--------------------------------------------------------------------------------
Source:  RealData, Inc.
--------------------------------------------------------------------------------


The average rental rate per square foot as of June 2000 in Santa Clara County was $2.11 compared to $1.85 for the overall Bay Area. The expanding employment base in the area has kept demand at a high level and the market has been able to maintain substantial rental increases. Average rents have increased by 20.9% in the Bay Area, and 24.1% in Santa Clara since year-end 1999.


Santa Clara Multifamily Market


The subject is in the City of Santa Clara. The historical average vacancy rate in the City of Santa Clara is slightly lower than that of the County and the Bay Area average. The following table depicts historical vacancy rates for the multifamily market in the City of Santa Clara compared to the overall County.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


          ------------------------------------------------------------
                         SANTA CLARA MULTIFAMILY VACANCY
          ------------------------------------------------------------
                              12/98        6/99       12/99      Avg.
          ------------------------------------------------------------
           Santa Clara        3.90%       3.08%       3.45%     3.27%
           County             4.64%       3.84%       3.63%     3.74%
          ------------------------------------------------------------
           Source:  Realdata, Inc.
          ------------------------------------------------------------


Rents


Rents in Santa Clara and the County have moved significantly in the period surveyed. Apartment rental rates in Santa Clara are lower on average than rents countywide. The following table summarizes rental rates per square foot within Santa Clara and the County.


--------------------------------------------------------------------------------
                BAY AREA RENTAL RATES PER SQUARE FOOT
                              APARTMENTS
--------------------------------------------------------------------------------
     Area            Studio   1B/1B   2B/1B  2B/1+B  3B/1B  3B/1+B 4B/1+B   Avg.
--------------------------------------------------------------------------------
County                $2.02   $1.68   $1.48   $1.51  $1.05   $1.45  $1.52  $1.58
Santa Clara           $1.67   $1.69   $1.38   $1.55    ---   $1.43    ---  $1.57
--------------------------------------------------------------------------------
Source:  Realdata, Inc.
--------------------------------------------------------------------------------


Historic Housing Supply


The construction of new housing units in Santa Clara County reached a decade low in 1992, with the development of an estimated 2,836 units. Multifamily construction had been the dominant unit of construction through the 1980s, however, the development of single family housing has become more prevalent in the 1990s. The following table summarizes the historical permit activity in Santa Clara since 1988.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------

                 -----------------------------------------------
                                BUILDING PERMITS
                               SANTA CLARA COUNTY
                 -----------------------------------------------
                  Year          Single      Multi        Total
                 -----------------------------------------------
                  1988           3,676      2,789        6,465
                  1989           2,548      2,311        4,859
                  1990           1,675      3,646        5,321
                  1991           1,663      2,102        3,765
                  1992           1,693      1,143        2,836
                  1993           1,822      1,617        3,439
                  1994           2,127      1,827        3,954
                  1995           2,199      1,285        3,484
                  1996           4,043      3,459        7,502
                  1997           4,367      4,443        8,810
                  1998           3,911      3,615        7,526
                  1999           3,353      3,690        7,043
                  9 yr Avg.      2,756      2,661        5,417
                  5 yr Avg.      3,575      3,298        6,873
                 -----------------------------------------------
                 Source:  Northern California Real Estate Report
                 -----------------------------------------------


As can be seen in the preceding table, the nine-year average permit issuance is 5,417 units per year. This increases to 6,873 per year based on a five-year average.


According to this historical permit activity, multifamily permits have accounted for 44% of residential permits issued on a five-year average and 48% of total permits based on an nine-year average. Single family housing has accounted for 56% based on a five-year average and 52% based on a nine-year average. The following chart summarizes the data of single family and multifamily housing permit issuances.


               ---------------------------------------------------
                          SANTA CLARA COUNTY HISTORICAL
                                 PERMIT ACTIVITY
               ---------------------------------------------------
                                             9 Yr Avg    5 Yr Avg
               ---------------------------------------------------
                Single Family Dwellings:          52%         56%
                Multifamily Dwellings:            48%         44%
               ---------------------------------------------------
                     Total                       100%        100%
               ---------------------------------------------------
                 Source:  Northern California Real Estate Report
               ---------------------------------------------------


These statistics will be utilized to determine future demand for housing in Santa Clara County.


Demand Analysis


Demand for housing in the local area is related to employment growth and convenient access to nearby freeways, and shopping areas, as well as the desirable quality of the surrounding neighborhood.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                              MARKET ANALYSIS
--------------------------------------------------------------------------------


According  to  forecasts  prepared by the  Association  of Bay Area  Governments
(ABAG), the population of Santa Clara County will grow by a total of 14.9% between 2000 and 2020. This represents approximately 13,070 new residents per year. Employment growth for the same period is projected to be 22.5%. The growth of employment over population in the county will keep demand for housing high. In addition, strict zoning ordinances, condominium conversions, and the lack of available developable land should continue to ensure high residential occupancies and limited construction within developed neighborhoods. ABAG has projected that between 2000 and 2020, the Santa Clara County housing market will require 126,030 new dwelling units.


According to the historical permit activity, multifamily permits have accounted for 44% of residential permits issued since 1995 and single family housing permits accounted for 56% of the total. Projections by the Association of Bay Area Government indicate that between 2000 and 2020 an average of 4,893 new housing units will be required annually.


               -------------------------------------------------
                    SANTA CLARA COUNTY HOUSEHOLD PROJECTIONS
               -------------------------------------------------
                                                   Avg. Annual
                                2000         2020     Change
               -------------------------------------------------
                Households    567,080       664,930      4,893
               -------------------------------------------------
                Source:  ABAG, Projections 2000
               -------------------------------------------------


Based on historical permit activity, 44% of the additions to supply were multifamily and 56% were single family. If these statistics remain constant, an average of 2,153 multifamily units will be required annually (44% x 4,893) and 2,740 single-family units will be required annually (56% x 4,893). Between 1988 and 1999, an average of 2,756 single-family units and 2,661 multifamily housing units were added to supply on an annual basis totaling 5,417 units, slightly more than the projected requirements. Based on permit information, it appears that construction activity has responded to the strong economic conditions.


CONCLUSION


The area apartment market and the local submarket are exhibiting increasing rents and increasing occupancy rates, and absorption rates have been positive over the past year. Considering the recent trends in absorption and the prospects for new construction, the local market area should maintain a stabilized occupancy position, with increasing rental rates over the next two to three years, and the long term projection is for moderate growth.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------




                                   [Site Map]


                                   "Site Map"


                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------

                                  [Site map 2]


                                  "Site Map 2"


                     "Compiled in conformance with Sec. 327
                        of the Revenue and Taxation Code
                          effective date March 1, 1990
                           Alfred E. Carlson - Assessor"


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


                                  SITE ANALYSIS


The following is for Alderwood:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  9.42 Acres             410,422 Sq. Ft.
  Primary Road Frontage          Pepper Tree Lane       729 Feet
  Secondary Road Frontage        Lucia Drive            390 Feet
  Excess Land Area               None
  Shape                          Rectangular
  Topography                     Level
  Zoning District                R-3 1&D Low Density Multi-Family
  Flood Map Panel No.            060350 0005D
  Flood Zone                     B
  Adjacent Land Uses             Residential

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


The following is for Timberleaf:
--------------------------------------------------------------------------------
                            SITE SUMMARY AND ANALYSIS
--------------------------------------------------------------------------------

Physical Description
  Net Site Area                  4.94 Acres             215,186 Sq. Ft.
  Primary Road Frontage          Timberleaf             400 Feet
  Secondary Road Frontage        None
  Excess Land Area               None
  Shape                          Irregular
  Topography                     Level
  Zoning District                R3-25D- Medium Density Multifamily
  Flood Map Panel No.            060350 0005D
  Flood Zone                     Bus system
  Adjacent Land Uses             Residential uses

Comparative Analysis                       Rating
                                           ------
  Access                         Average
  Visibility                     Average
  Functional Utility             Average
  Traffic Volume                 Average
  Adequacy of Utilities          Average
  Landscaping                    Average
  Drainage                       Assumed adequate

Utilities                                 Provider               Adequacy
                                          --------               --------
  Water                          City of Santa Clara                Yes
  Sewer                          City of Santa Clara                Yes
  Natural Gas                    PG&E                               Yes
  Electricity                    PG&E                               Yes
  Telephone                      Pacific Bell                       Yes
  Mass Transit                   Bus system                         Yes

Other                               Yes             No            Unknown
                                    ---             --            -------
  Detrimental Easements                                              X
  Encroachments                                                      X
  Deed Restrictions                                                  X
  Reciprocal Parking Rights                                          X
  Common Ingress/Egress                                              X

--------------------------------------------------------------------------------
Source:  Various sources compiled by CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                SITE ANALYSIS
--------------------------------------------------------------------------------


CONCLUSION


The site is well located and afforded average access and visibility from roadway frontage. The size of the site is typical for the area and use, and there are no known detrimental uses in the immediate vicinity. Overall, there are no known factors which are considered to prevent the site from development to its highest and best use, as if vacant, or adverse to the existing use of the site.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------

                     IMPROVEMENT LAYOUT (NOT A FACING PAGE)


Replace this page with the indicated exhibit.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


                              IMPROVEMENT ANALYSIS


The following chart depicts the subject's unit mix and building area.


Alderwood:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              19
Number of Stories                2
Gross Building Area              195,000 SF
Net Rentable Area                187,514 SF
Number of Units                  234
Average Unit Size                801 SF
--------------------------------------------------------------------------------
                                                 Percent of  Unit Size
Unit Mix       Comments             No. of Units   Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath         120        51.3%        700       84,000
2BR/1.75BA     Two bed/one 3/4 bath     114        48.7%      1,000      114,000
--------------------------------------------------------------------------------
Total/Average:                          234       100.0%        846      198,000
--------------------------------------------------------------------------------
Source:  CB Richards Ellis, Inc.
--------------------------------------------------------------------------------


Timberleaf:

--------------------------------------------------------------------------------
                              IMPROVEMENT SUMMARY
--------------------------------------------------------------------------------
Number of Buildings              9
Number of Stories                2&3
Gross Building Area              107,000 SF
Net Rentable Area                100,052 SF
Number of Units                  124
Average Unit Size                807 SF
--------------------------------------------------------------------------------
                                      No. of     Percent of  Unit Size
Unit Mix       Comments                Units       Total       (SF)     NRA (SF)
--------------------------------------------------------------------------------
1BR/1BA        One bed/one bath          60        48.4%        700       42,000
2BR/1.75BA     Two bed/one 3/4 bath      64        51.6%      1,000       64,000
--------------------------------------------------------------------------------
Total/Average:                          124       100.0%        855      106,000
--------------------------------------------------------------------------------
Source:  CB Richards, Inc.
--------------------------------------------------------------------------------


Building plans and specifications were not provided for the preparation of this appraisal. The following is a description of the subject improvements and basic construction features derived from CB Richard Ellis, Inc.'s physical inspection.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         IMPROVEMENT ANALYSIS
--------------------------------------------------------------------------------


There is some deferred maintenance for a replacement of both project's roof and siding that are deducted from the values herein. The costs were provided by the borrower and we have relied upon these figures. We reserve the right to amend our value conclusions if the cost to cure is different than utilized herein.


CONCLUSION


The improvements are considered to be in average overall condition and are considered to be typical for the age and location in regard to improvement design and layout, as well as interior and exterior amenities. Overall, there are no known factors which could be considered to adversely impact the marketability of any of the subject units or the overall property.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      TAX AND ASSESSMENT DATA
--------------------------------------------------------------------------------


                             TAX AND ASSESSMENT DATA


In  California,  all real property is assessed at 100% of full cash value (which is interpreted to mean market value of the fee simple estate interest) as determined by the County Assessor. Generally a reassessment occurs only when a property is sold (or transferred) or when new construction occurs (as differentiated from replacing existing construction). Assessments for properties that were acquired before the tax year 1975/76 were stabilized as of the tax year 1975/76. Property taxes are limited by State law to 1% of the assessed value plus voter-approved obligations. If no sale (or transfer) occurs or no new building takes place, assessments may not increase by more than 2% annually. Taxes are payable in two equal installments, which become delinquent after December 10 and April 10, respectively.


The following table summarizes the current assessed value and property taxes for the subject.

Alderwood:

------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
290-26-009  $7,612,283   $14,656,417   $76,639   $22,345,339   1.0605%   $236,966.54       $71.30       $237,037.84
------------------------------------------------------------------------------------------------------------------------------------

1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------


Timberleaf:

------------------------------------------------------------------------------------------------------------------------------------
                                          CURRENT ASSESSMENT AND TAX INFORMATION: 2000-2001
------------------------------------------------------------------------------------------------------------------------------------
                                  Assessed Value                                       Total Taxes
------------------------------------------------------------------------------------------------------------------------------------
                                       Personal                            Total         Special
Parcel #       Land      Improvements  Property     Total     Tax Rate     Tax 1       Assessments 2      Total Tax
269-58-057  $3,725,157    $7,707,556   $41,979   $11,474,692   1.0605%   $121,683.33      $349.38       $122,032.71
------------------------------------------------------------------------------------------------------------------------------------

1 Applies to real estate only. Taxes on personal property, improvement fixtures, etc., if any, are excluded from the analysis.
2 Special assessments include bond payments and/or other taxes that do not vary according to assessed value.
Source:  Subject property tax bill and public records.
--------------------------------------------------------------------------------
Compiled by:  CB Richard Ellis Valuation and Advisory Services.
--------------------------------------------------------------------------------


The subject property's special assessments consist of vector control, traffic mitigation, flood control and open space district funds.


Tax and Assessment Conclusion: CB Richard Ellis Valuation and Advisory Services assumes that all taxes are current. If the subject sold for the value estimated in this report, a reassessment at that value would most likely occur, with tax increases limited to 2% annually thereafter until the property is sold again. The consequences of this reassessment have been considered in the appropriate valuation sections.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------


                              HIGHEST AND BEST USE


In appraisal practice, the concept of highest and best use represents the premise upon which value is based. The four criteria the highest and best use must meet are:

                           o     legal permissibility;
                           o     physical possibility;
                           o     financial feasibility; and
                           o     maximum profitability.

Highest and best use analysis involves assessing the subject both as if vacant and as improved.


AS VACANT


Legal Permissibility


The legally permissible uses were discussed in detail in the site analysis and zoning sections of this report.


Physical Possibility


The physical characteristics of the subject site were discussed in detail in the site analysis. Overall, a wide range of legally permissible uses would be physically possible.


Financial Feasibility


The financial feasibility of a specific property is market driven, and is influenced by surrounding land uses. Based on the subject's specific location and physical characteristics, multi-family residential development of the site in a manner which is complimentary to the surrounding land uses would represent the most likely financially feasible option.


Current market conditions and development activity indicate development of the site with a multi-family residential use would be economically feasible at this time.


Maximum Profitability


The use which results in the maximum profitability of the site is beyond the scope of this assignment. The recipient of the property's productivity (e.g., the lender, equity investor, the public, etc.) greatly determines what the use should be. Regardless, the use for the subject should conform to the neighborhood trends and be consistent with existing land uses.


CONCLUSION:  HIGHEST AND BEST USE AS VACANT


Based on the foregoing analysis, the highest and best use of the site as though vacant would be for multi-family residential development.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                         HIGHEST AND BEST USE
--------------------------------------------------------------------------------

AS IMPROVED


Legal Permissibility


The subject site was approved for apartment development and the improvements are a legally conforming use.


Physical Possibility


The subject improvements were discussed in detail in the Improvement Analysis. The layout and positioning of the improvements are functional for apartment use based on comparison to neighborhood properties.


Financial Feasibility


The financial feasibility for an apartment property is based on the amount of rent which can be generated, less operating expenses required to generate that income; if a residual amount exists then the land is being to a productive use. As will be indicated in the Income Capitalization Approach, the subject is capable of producing a positive net cash flow and continued utilization of the improvements for apartment is considered financially feasible.


Maximum Profitability


The maximally profitable use of the subject as improved should conform to neighborhood trends and be consistent with existing land uses. Although several uses may generate sufficient revenue to satisfy the required rate of return on investment and provide a return on the land, the single use that produces the highest price or value is typically the highest and best use. However, the recipient of the property's productivity greatly determines what actual use maximizes profitability. It appears there are no alternative uses of the existing improvements which would produce a higher net income and/or value over time than the current use.


CONCLUSION: HIGHEST AND BEST USE AS IMPROVED


Based on the foregoing, the highest and best use of the property as improved is consistent with the existing use, as an apartment development.




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                        APPRAISAL METHODOLOGY
--------------------------------------------------------------------------------

                              APPRAISAL METHODOLOGY


In appraisal practice, an approach to value is included or omitted based on its applicability to the property type being valued and the quality and quantity of information available.


COST APPROACH


The Cost Approach is based upon the proposition the informed purchaser would pay no more for the subject than the cost to produce a substitute property with equivalent utility. This approach is particularly applicable when the property being appraised involves relatively new improvements which represent the highest and best use of the land or when relatively unique or specialized improvements are located on the site and for which there exist few sales or leases of comparable properties.


SALES COMPARISON APPROACH


The Sales Comparison Approach utilizes sales of comparable properties, adjusted for differences, to indicate a value for the subject. Valuation is typically accomplished using physical units of comparison such as price per square foot, price per unit, price per floor, etc., or economic units of comparison such as gross rent multiplier. Adjustments are applied to the physical units of comparison derived from the comparable sale. The unit of comparison chosen for the subject is then used to yield a total value. Economic units of comparison are not adjusted, but rather analyzed as to relevant differences, with the final estimate derived based on the general comparisons.


INCOME CAPITALIZATION APPROACH


The Income Capitalization Approach reflects the subject's income-producing capabilities. This approach is based on the assumption that value is created by the expectation of benefits to be derived in the future. Specifically estimated is the amount an investor would be willing to pay to receive an income stream plus reversion value from a property over a period of time. The two common valuation techniques associated with the Income Capitalization Approach are direct capitalization and the discounted cash flow (DCF) analysis.


METHODOLOGY APPLICABLE TO THE SUBJECT


In valuing the subject, only the Sales Comparison and Income Capitalization Approaches are applicable and have been used.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

                            SALES COMPARISON APPROACH


The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each transaction is included in the Addenda.

------------------------------------------------------------------------------------------------------------------------------------
                                                SUMMARY OF COMPARABLE APARTMENT SALES
------------------------------------------------------------------------------------------------------------------------------------
                           Transaction       Year     No.   Avg. Unit    Adj. Sale    Price Per            NOI Per
No.      Name              Type   Date      Built    Units    Size         Price         Unit       Occ.     Unit      OAR

1  Arioso Apartments,      Sale   Jan-00    1999     201     1,015     $46,400,000     $230,846    68%     $16,759    7.26%
   Cupertino, CA

2  Villa De Anza,          Sale   Nov-00    1969     120     1,147     $31,000,000     $258,333     0%     $15,500    6.00%
   Cupertino, CA

3  Waterford Place Apt.,  Escrow  Dec-00    1999     238       923     $50,000,000     $210,084    98%     $17,857    8.50%
   San Jose, CA
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------



                                      [Map]

                                   "Sales Map"

                               "Subject Alderwood"

                              "Subject Timberleaf"

                                    "Sale 1"

                                    "Sale 2"

                                    "Sale 3"






--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

ANALYSIS OF IMPROVED SALES


Sale One sold during construction with values increasing since that time. The average unit size is superior to the subject. The effective age is superior to the subject. Sale Two just sold. The cap rate is based on income in place that was below market, but will roll over the next year. The cap rate based on contract rates was closer to 8.5%. The average unit size is superior to the subject, while the effective age was inferior. Sale Three is in escrow, scheduled to close in December 2000. The effective age of the project and average unit size is superior to the subject.


SUMMARY OF ADJUSTMENTS


Based on the foregoing discussions, the following table presents the adjustments warranted to each sale, as compared to the subject. The following adjustment grid implies a level of accuracy which may not exist in the current market. However, the grid has been included in order to illustrate the magnitude of the warranted adjustments. Use of an adjustment grid in making quantitative adjustments is only appropriate and reliable when the extent of adjustment for each particular factor is well supported and the dollar or percentage adjustment is derived through either paired sales analysis or other data relevant to the market. In instances where paired sales and market data is not readily available, the appraiser must use his best judgment to make a reasonable estimate for the appropriate warranted adjustment.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                    ALDERWOOD
Comparable Number                1          2            3         Subject
Transaction Type               Sale       Sale        Escrow         ---
Transaction Date              Jan-00     Nov-00       Dec-00         ---
Year Built                     1999       1969         1999         1986
No. Units                       201        120          238          234
Avg. Unit Size                 1,015      1,147         923          801
Adjusted Sale Price         $46,400,000 $31,000,000 $50,000,000      ---
Price Per Unit               $230,846   $258,333     $210,084        ---
Occupancy                       68%       100%          98%          95%
NOI Per Unit                  $16,759    $15,500      $17,857      $17,331
OAR                            7.26%      6.00%        8.50%         ---
--------------------------------------------------------------
Adj. Price Per Unit          $230,846   $258,333     $210,084
--------------------------------------------------------------
Conditions of Sale              0%         0%           0%
Market Conditions (Time)        10%        0%           5%
--------------------------------------------------------------
Subtotal                     $253,931   $258,333     $220,588
--------------------------------------------------------------
Age/Quality/Condition           -5%         5%          -5%
Location                         0%         0%           0%
Average Unit Size              -13%       -22%          -7%
Floor Plate                      0%         0%           0%
Amenities                        0%         0%           0%
--------------------------------------------------------------
Total Other Adjustments        -18%       -17%         -12%
--------------------------------------------------------------
Indicated Value Per Unit     $208,223   $214,416     $194,118
--------------------------------------------------------------

--------------------------------------------------------------------------------
Source:    CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         APARTMENT SALES ADJUSTMENT GRID
--------------------------------------------------------------------------------
                                   TIMBERLEAF

Comparable Number                   1               2            3     Subject
Transaction Type                 Sale            Sale       Escrow     ---
Transaction Date               Jan-00          Nov-00       Dec-00     ---
Year Built                       1999            1969         1999     1986
No. Units                         201             120          238     124
Avg. Unit Size                  1,015           1,147          923     807
Adjusted Sale Price       $46,400,000     $31,000,000  $50,000,000     ---
Price Per Unit               $230,846        $258,333     $210,084     ---
Occupancy                         68%            100%          98%     95%
NOI Per Unit                  $16,759         $15,500      $17,857     $16,902
OAR                             7.26%           6.00%        8.50%     ---
------------------------------------------------------------------
Adj. Price Per Unit          $230,846        $258,333     $210,084
------------------------------------------------------------------
Conditions of Sale                 0%              0%           0%
Market Conditions (Time)          10%              0%           5%
------------------------------------------------------------------
Subtotal                     $253,931        $258,333     $220,588
------------------------------------------------------------------
Age/Quality/Condition             -5%              5%          -5%
Location                          0%              0%           0%
Average Unit Size                -13%            -22%          -7%
Floor Plate                        0%              0%           0%
Amenities                          0%              0%           0%
------------------------------------------------------------------
Total Other Adjustments          -18%            -17%         -12%
------------------------------------------------------------------
Indicated Value Per Unit     $208,223        $214,416     $194,118
------------------------------------------------------------------

--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

SALES COMPARISON APPROACH CONCLUSION


Based on the preceding discussions of each comparable and the foregoing adjustment analysis, a price per unit indication near the middle of the range indicated by the comparables is the most appropriate for the subject.


The following table presents the estimated value for the subject as indicated by the Sales Comparison Approach.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                    SALES COMPARISON APPROACH
--------------------------------------------------------------------------------

         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                    ALDERWOOD
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             234             X           $200,000    =    $46,800,000
             234             X           $210,000    =    $49,140,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $47,000,000
          Deferred Maintenance                         ($2,241,853)
          Lease-Up Discount                                     $0
          Excess Land Value                                     $0
          Value Indication                             $44,758,147
          Rounded                                      $44,760,000
          Value Per Unit                                  $191,282
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------



         -------------------------------------------------------------
                           SALES COMPARISON APPROACH
         -------------------------------------------------------------
                                   TIMBERLEAF
          Total Units        X       Value Per Unit  =        Value
         -------------------------------------------------------------
             124             X           $200,000    =    $24,800,000
             124             X           $210,000    =    $26,040,000
         -------------------------------------------------------------

          VALUE CONCLUSION
          Indicated Stabilized Value                   $25,000,000
          Deferred Maintenance                         ($1,249,931)
          Lease-Up Discount                                     $0
          Value Indication                             $23,750,069
          Rounded                                      $23,750,000
          Value Per Unit                                  $191,532
         -------------------------------------------------------------
          Source:  CB Richard Ellis, Inc.
         -------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


                         INCOME CAPITALIZATION APPROACH


The following table summarizes the most comparable data utilized in the analysis with a comparable map presented on the following page. A more detailed description of each comparable is included in the Addenda.


--------------------------------------------------------------------------------
                     SUMMARY OF COMPARABLE APARTMENT RENTALS
--------------------------------------------------------------------------------
Comp.                                             Year     No.   Rent Per
No.              Name              Location      Built   Units     Unit     Occ.
--------------------------------------------------------------------------------
1   Los Padres Village  2250 Monroe Street,      1986     245      $2,005    96%
                        Santa Clara, CA

2   Summerwood          444 Saratoga Ave.,       1970     468      $2,000    99%
                        Santa Clara, CA

3   Laguna Clara        3131 Homestead Road,     1971     264      $1,993    98%
                        Santa Clara, CA

4   Marina Cove         3480 Granada Ave.,       1975     292      $2,161    98%
                        Santa Clara, CA
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


Details on the rental comparables are included in the addenda.


SUBJECT QUOTED RENTS


The following table depicts the subject's unit mix and quoted rental rates.


--------------------------------------------------------------------------------
                            QUOTED RENTS - ALDERWOOD
--------------------------------------------------------------------------------
                   No. of         Unit          Unit       Quoted      Rent
    Type            Units       Size (SF)       Occ.       Rents      Per SF
--------------------------------------------------------------------------------
  1BR/1BA            120          700 SF        99%        $1,960     $2.80
 2BR/1.75BA          114        1,000 SF        99%        $2,450     $2.45
--------------------------------------------------------------------------------
Total/Average:       234          846 SF        99%        $2,199     $2.60
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                            QUOTED RENTS - TIMBERLEAF
--------------------------------------------------------------------------------
                   No. of         Unit          Unit        Quoted     Rent
    Type            Units       Size (SF)       Occ.         Rents    Per SF
--------------------------------------------------------------------------------
  1BR/1BA             60          700 SF        100%        $1,960     $2.80
 2BR/1.75BA           64        1,000 SF         98%        $2,400     $2.40
--------------------------------------------------------------------------------
Total/Average:       124          855 SF        100%        $2,187     $2.56
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

[Rental Map]
"Rental Map"
"Rental 1 2250 Monroe"
"Rental 2 444 Saratoga"
"Rental 3 3131 Homestead"
"Rental 4 3480 Granada"
"Subject Alderwood"
"Subject Timberleaf"


ESTIMATE OF MARKET RENT


In order to estimate the market rates for the various floor plans, the subject unit types have been compared with similar units in the comparable projects. The following is a discussion of each unit type.


One-Bedroom Units

        ---------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                ONE BEDROOM UNITS
        ---------------------------------------------------------
                                                  Rental   Rates
        Comparable                     Size        $/Mo.   $/SF
        ---------------------------------------------------------
        Summerwood                   825 SF       $1,870   $2.27
        Laguna Clara                 823 SF       $1,875   $2.28
        Laguna Clara                 754 SF       $1,840   $2.44
        Los Padres Village           716 SF       $1,791   $2.50
        Marina Cove                  792 SF       $1,995   $2.52
        Laguna Clara                 712 SF       $1,840   $2.58
        Marina Cove                  720 SF       $1,925   $2.67
        Marina Cove                  725 SF       $1,945   $2.68
        Subject - Alderwood          700 SF       $1,960   $2.80
        Subject - Timberleaf         700 SF       $1,960   $2.80
        ---------------------------------------------------------
        Soume: CB Richard Ellis, Inc.
        ---------------------------------------------------------



The subject's quoted rental rates are higher than the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied one bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of one bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated at the quoted rates. It is above the comparables, but recent leasing activity indicates these rents are achievable.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


Two-Bedroom Units

         ------------------------------------------------------------------
                          SUMMARY OF COMPARABLE RENTALS
                                TWO BEDROOM UNITS
         ------------------------------------------------------------------
                                                          Rental     Rates
         Comparable                              Size      $/Mo.      $/SF
         ------------------------------------------------------------------
         Summerwood                          1,120 SF     $2,130     $1.90
         Laguna Clara                        1,158 SF     $2,305     $1.99
         Laguna Clara                        1,072 SF     $2,155     $2.01
         Summerwood                            970 SF     $2,000     $2.06
         Marina Cove                         1,051 SF     $2,350     $2.24
         Marina Cove                         1,144 SF     $2,600     $2.27
         Marina Cove                         1,056 SF     $2,450     $2.32
         Marina Cove                           900 SF     $2,145     $2.38
         Los Padres Village                    858 SF     $2,051     $2.39
         Subject - Timberleaf                1,000 SF     $2,400     $2.40
         Subject - Aiderwood                 1,000 SF     $2,450     $2.45
         Los Padres Village                    913 SF     $2,326     $2.55
         Los Padres Village                    946 SF     $2,466     $2.61
         ------------------------------------------------------------------
         Source: CB Richard Ellis, Inc.
         ------------------------------------------------------------------


The subject's quoted rental rates are within the range indicated by the rent comparables. The subject's rent roll indicates that a majority of the occupied two bedroom units are leased at below the quoted rates, which is indicative of recent rental increases which have taken effect. The most recent leases of two bedroom units have been signed at the quoted rates. Considering the available data, monthly market rent for the subject units is estimated the quoted rates.


MARKET RENT CONCLUSIONS


Based on the foregoing analysis and discussion, the following is the estimate of potential rental income for the subject:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


          ------------------------------------------------------------------------------------------------------------------
                                                           MARKET RENT CONCLUSIONS - ALDERWOOD
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
              120      1BR/1BA         700 SF    84,000 SF     $1,960    $2.80   $235,200   $23,520    $33.60    $2,822,400
              114     2BR/1.75BA     1,000 SF   114,000 SF     $2,450    $2.45   $279,300   $29,400    $29.40    $3,351,600
          ------------------------------------------------------------------------------------------------------------------
              234                      846 SF   198,000 SF     $2,199    $2.60   $514,500   $26,385    $31.18    $6,174,000
          ------------------------------------------------------------------------------------------------------------------
          Soume:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------------------------------------------------------------
                                                          MARKET RENT CONCLUSIONS - TIMBERLEAF
          ------------------------------------------------------------------------------------------------------------------
              No.                      Unit                          Monthly Rent              Annual Rent          Annual
             Units     Unit Type       Size       Total SF     $/Unit    $/SF      PRI      $/Unit     $/SF         Total
          ------------------------------------------------------------------------------------------------------------------
               60      1BR/1BA         700 SF    42,000 SF     $1,960    $2.80   $117,600   $23,520    $33.60    $1,411,200
               64     2BR/1.75BA     1,000 SF    64,000 SF     $2,400    $2.40   $153,600   $28,800    $28.80    $1,843,200
          ------------------------------------------------------------------------------------------------------------------
              124                      855 SF   106,000 SF     $2,187    $2.56   $271,200   $26,245    $30.70    $3,254,400
          ------------------------------------------------------------------------------------------------------------------
          Source:     CB Richard Ellis, Inc.
          ------------------------------------------------------------------------------------------------------------------


RENT ADJUSTMENTS


Rent adjustments are sometimes necessary to account for differences in rental rates applicable to different units within similar floor plans due to items such as location within the property, view, and level of amenities. These rental adjustments may be in the form of rent premiums or rent discounts. In the case of the subject, rent adjustments are not applicable.


POTENTIAL RENTAL INCOME CONCLUSION


Within this analysis, potential rental income is estimated based on market rental rates over the next twelve months in addition to any applicable rent adjustments. This method of calculating potential rental income is most prevalent in the local market and is consistent with the method used to derive overall capitalization rates from the comparable sales data. This shown later in the direct cap.


RENT ROLL ANALYSIS


The rent roll analysis serves as a cross check to the estimate of market rent for the subject. The collections shown on the rent roll include rent premiums and/or discounts. A copy of the rent roll are included in the addenda.


LOSS TO LEASE


Within the local market, buyers and sellers typically recognize a reduction in potential rental income due to the difference between market and contract rental rates. In this market, lease rates are typically flat and are anticipated to roll to market every 6 to 12 months on average. As a result, actual collections typically lag behind market rates by approximately 6 to 12 months. Based on an annual rent growth rate estimated at 5 to 10%, the loss to lease associated with the subject property is estimated at 5%. This method of calculating rental income is most prevalent in the local market and


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


is consistent with the method used to derive overall capitalization rates from the comparable sales data.

VACANCY AND COLLECTION LOSS


The subject's estimated stabilized occupancy rate was previously analyzed and discussed in the Market Analysis (including an analysis of collection loss). The subject's historical and projected vacancy is detailed as follows:

              -------------------------------------------------------
                           VACANCY AND COLLECTION LOSS
              -------------------------------------------------------
              Year                                             % PGI
              -------------------------------------------------------
              1999                                                5%
              2000 (9 Mos. Annualized*)                           5%
              2001 Budget                                         0%
              CB Richard Ellis, Inc. Estimate                     5%
              -------------------------------------------------------
              Source:  Operating Statements
              -------------------------------------------------------


RENT CONCESSIONS


Rent concessions are currently not prevalent in the local market nor are they present at the subject property.


EFFECTIVE GROSS INCOME


The subject's historical and pro forma effective gross income is detailed as follows:

Alderwood:
              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                Total    % Change
              -------------------------------------------------------
               1999                              $3,854,480      ---
               2000 (9 Mos. Annualized*)         $4,300,404      12%
               2001 Budget                       $5,101,646      19%
               CB Richard Ellis, Inc. Estimate   $5,613,835      10%
              -------------------------------------------------------
               Source: Operating Statements
              -------------------------------------------------------

Timberleaf


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

              -------------------------------------------------------
                             EFFECTIVE GROSS INCOME
              -------------------------------------------------------
               Year                                   Total % Change
               1998                              $1,926,554      ---
               1999                              $1,980,845       3%
               2000 (9 Mos. Annualized*)         $2,233,631      13%
               2001 Budget                       $2,659,116      19%
               CB Richard Ellis, Inc. Estimate   $2,975,096      12%
              -------------------------------------------------------
               Soume: Operating Statements
              -------------------------------------------------------

OPERATING EXPENSE ANALYSIS


In estimating the operating expenses for the subject, the actual operating history has been analyzed, along with expense data from IREM and comparable apartment properties (not presented herein). The following table presents the available operating expense history for the subject.


--------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Alderwood
--------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     ------------------   -------------------  ---------------------- --------------------
        Income
          Rental Income              $3,698,110 $15,804   $3,747,035  $16,013    $4,253,607   $18,178 $5,070,250   $21,668
          Retained Deposits              13,818      59       19,036       81        18,188        78     17,032        73
          Other Income                   98,063     419       88,409      378        28,609       122     14,364        61
                                     ------------------   -------------------  ---------------------- --------------------
          Effective Gross Income     $3,809,991 $16,282   $3,854,480  $16,472    $4,300,404    18,378 $5,101,646   $21,802
        Expenses
          Real Estate Tax              $231,040    $987     $233,764     $999      $234,765    $1,003   $240,253    $1,027
          Property Insurance             56,048     240       51,271      219        60,629       259     68,771       294
          Utilities                     130,038     556      127,689      546       125,357       536    123,411       527
          Non-Revenue Units                 -       -            -        -             -         -          -         -
          Repairs and Maintenance        81,950     350       84,429      361        77,168       330     89,336       382
          Landscaping                    46,306     198       45,530      195        43,160       184     48,486       207
          Administrative                 79,379     339       80,811      345        80,449       344     83,973       359
          Payroll                       206,280     882      222,096      949       265,461     1,134    284,647     1,216
          Management Fee                201,662     862      198,534      848       221,275       946    269,512     1,152
          Reserves for Replacement          -       -            -        -             -         -          -         -
                                     ------------------   -------------------  ---------------------- --------------------
          Operating Expenses         $1,032,703  $4,413   $1,044,124   $4,462    $1,108,265    $4,736  1,208,389    $5,164
                                     ------------------   -------------------  ---------------------- --------------------
        Net Operating Income         $2,777,288  11,869   $2,810,356  $12,010    $3,192,139   $13,642 $3,893,257   $16,638

        * January - September
--------------------------------------------------------------------------------------------------------------------------
        Source:  Operating statements
--------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    OPERATING HISTORY - Timberleaf
------------------------------------------------------------------------------------------------------------------------------------
                                                                                2000 (9 Mos.               2001
        Year-Occupancy               1998         95%     1999          95%    Annualized*)       95%     Budget      100%
                                     -------------------  -------------------- ----------------------- --------------------
                                       Total     $/Unit      Total     $/Unit         Total    $/Unit      Total    $/Unit
                                     -------------------  -------------------- ----------------------- --------------------
         Income
            Rental Income            $1,877,321  $15,140   $1,926,889  $15,539    $2,198,799   $17,732 $2,636,890   $21,265
            Retained Deposits Income      5,186       42        9,559       77        16,421       132     11,828        95
            Other Income                 44,047      355       44,397      358        18,411       148     10,398        84
                                     -------------------  -------------------- ----------------------  --------------------
            Effective Gross Income   $1,926,554  $15,537   $1,980,845  $15,975    $2,233,631   $18,013 $2,659,116   $21,444
          Expenses
            Real Estate Taxes          $118,949     $959     $120,359     $971      $120,636      $973   $123,456      $996
            Property Insurance           30,108      243       29,851      241        32,680       264     36,991       298
            Utilities                    71,722      578       73,471      593        73,061       589     74,804       603
            Mon-Revenue Units               -        -            -        -             -         -          -         -
            Repairs and Maintenance      60,510      488       49,806      402        55,308       446     54,239       437
            Landscaping                  29,044      234       27,669      223        25,925       209     27,630       223
            Administrative               68,493      552       63,974      516        58,405       471     63,562       513
            Payroll                     145,949    1,177      156,291    1,260       158,119     1,275    174,900     1,410
            Management Fee              100,924      814      101,715      820       144,275     1,164    145,275     1,172
            Reserves for Replacement        -        -            -        -             -         -          -         -
                                     -------------------  -------------------- ----------------------- --------------------
            Operating Expenses         $625,699    5,046     $623,136   $5,025      $668,409    $5,390   $700,857    $5,652
                                     -------------------  -------------------- ----------------------- --------------------
          Net Operating Income       $1,300,855  $10,491   $1,357,709  $10,949    $1,565,221   $12,623 $1,958,259   $15,792

          * January - September
------------------------------------------------------------------------------------------------------------------------------------
          Source:  Operating statements
------------------------------------------------------------------------------------------------------------------------------------


Reserves for Replacement


Reserves  for  replacement   have  been  estimated  based  on  discussions  with
knowledgeable market participants who indicate a range from $150 to $500 per unit for comparable properties. We estimated $400 for the subject.


DIRECT CAPITALIZATION


Direct capitalization is a method used to convert a single year's estimated stabilized net operating income into a value indication. The following subsections represent different techniques for deriving an overall capitalization rate for direct capitalization.


Comparable Sales


The OAR's confirmed for the comparable sales analyzed in the Sales Comparison Approach are as follows:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         COMPARABLE CAPITALIZATION RATES
--------------------------------------------------------------------------------
                      Sale         Sale Price                    Pro Forma
      Sale            Date           $/Unit       Occupancy         OAR
       1             Jan-00         $230,846          68%          7.26%
       2             Nov-00         $258,333         100%          6.00%
       3             Dec-00         $210,084          98%          8.50%
--------------------------------------------------------------------------------
Indicated OAR:                                                    8.50%
--------------------------------------------------------------------------------
Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

Based on the subject's current occupancy level and its competitive position in the local market versus the comparables, an OAR in the upper portion of the range indicated by the comparables is considered appropriate.


Published Investor Surveys


The results of the most recent National Investor Survey, published by CB Richard Ellis, Inc., are summarized in the following table.


--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATES - APARTMENT
--------------------------------------------------------------------------------
        Investor Survey          OAR Range            Average
        Class A                8.0% - 9.8%               8.5%
        Class B                8.3% - 10.0%              9.2%
        Class C                8.5% - 12.0%              9.9%
--------------------------------------------------------------------------------
        Indicated OAR:                                 8.50%
--------------------------------------------------------------------------------
 Source: CB Richard Ellis, Inc. National Investor Survey, Fourth Quarter 1999



The subject is considered to be a Class A/B property. Because of the subject's location, an OAR near the middle to lower end of the range indicated in the preceding table is considered appropriate.


Market Participants


Market participants noted cap rates rising in the market for proforma rents due to the increase in rental rates from January of over 35% year to date. Most noted rates around 8.0 to 9.0%.


CAPITALIZATION RATE CONCLUSION


The following table summarizes the OAR conclusions.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    OVERALL CAPITALIZATION RATE - CONCLUSION
--------------------------------------------------------------------------------
          Source                                Indicated OAR
          Comparable Sales                              8.50%
          National Investor Survey                       8.50%
          Market Participants                       8 to 9.0%
          CB Richard Ellis, Inc. Estimate               8.50%
--------------------------------------------------------------------------------
          Source: CB Richard Ellis, Inc.
--------------------------------------------------------------------------------


DIRECT CAPITALIZATION SUMMARY


A summary of the direct capitalization of the subject at stabilized occupancy is illustrated in the following table.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    DIRECT CAPITALIZATION SUMMARY - Alderwood
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 -----------------------------
    Potential Rental Income                         $26,385         $6,174,000
    Loss to Lease                    5.00%           (1,319)          (308,700)
    Vacancy and Collection Loss      5.00%           (1,253)          (293,265)
                                                 -----------------------------
  Net Rental Income                                 $23,812         $5,572,035

    Retained Deposits                                    60             14,000
    Other Income                                        128             30,000
    Vacancy and Collection Loss      5.00%              (9)            (2,200)
                                                 -----------------------------
  Effective Gross Income                            $23,991         $5,613,835

  Expenses
    Real Estate Taxes                               $2,063           $482,661
    Property Insurance                                  294             68,796
    Utilities                                           540            126,360
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             382             89,388
    Landscaping                                         207             48,438
    Administrative                                      359             84,006
    Payroll                                           1,216            284,544
    Management Fee                   5.00%            1,200            280,692
    Reserves for Replacement                            400             93,600
                                                 -----------------------------
  Operating Expenses                                 $6,660         $1,558,485
                                                 -----------------------------
  Operating Expense Ratio                                               27.76%
  Net Operating Income                           $17,330.56         $4,055,350
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $47,710,004
  Deferred Maintenance                                              (2,241,853)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $45,468,151
  Rounded                                                          $45,500,000
  Value Per Unit                                                      $194,308

                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $46,913,900
                                                      8.50%        $45,468,200
                                                      8.75%        $44,105,000

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   DIRECT CAPITALIZATION SUMMARY - Timberleaf
--------------------------------------------------------------------------------
  Income                                          $/Unit/Yr              Total
                                                 ----------     --------------
    Potential Rental Income                         $26,245         $3,254,400
    Loss to Lease                    5.00%           (1,312)          (162,720)
    Vacancy and Collection Loss      5.00%           (1,247)          (154,584)
                                                 ----------     --------------
  Net Rental Income                                 $23,686         $2,937,096

    Retained Deposits                                    81             10,000
    Other Income                                        242             30,000
    Vacancy and Collection Loss      5.00%              (16)            (2,000)
                                                 ----------     --------------
  Effective Gross Income                            $23,993         $2,975,096

  Expenses
    Real Estcite Taxes                               $2,007           $248,858
    Property Insurance                                  298             36,952
    Utilities                                           603             74,772
    Non-Revenue Units                                     0                -
    Repairs and Maintenance                             437             54,188
    Landscaping                                         223             27,652
    Administrative                                      513             63,612
    Payroll                                           1,410            174,840
    Management Fee                   5.00%            1,200            148,755
    Reserves for Replacement                            400             49,600
                                                 ----------     --------------
  Operating Expenses                                 $7,091           $879,288
                                                 ----------     --------------
  Operating Expense Ratio                                               29.55%
  Net Operating Income                           $16,902.16         $2,095,868
  OAR                                                             /      8.50%
                                                                --------------
  Indicated Stabilized Value                                       $24,657,265
  Deferred Maintenance                                              (1,249,931)
  Lease-Up Discount                                                        -
                                                                --------------
  Value Indication                                                 $23,407,334
  Rounded                                                          $23,400,000
  Value Per Unit                                                      $188,769
                                                 -----------------------------
  Matrix Analysis                                  Cap Rate           Value
                                                 -----------------------------
                                                      8.25%        $24,154,500
                                                      8.50%        $23,407,300
                                                      8.75%        $22,702,800

--------------------------------------------------------------------------------
  Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS               INCOME CAPITALIZATION APPROACH
--------------------------------------------------------------------------------


CONCLUSION OF INCOME CAPITALIZATION APPROACH


The conclusions via the valuation methods employed for this approach are as follows:


--------------------------------------------------------------------------------
                      INCOME CAPITALIZATION APPROACH VALUES
--------------------------------------------------------------------------------
                          Direct Capitalization Method
     Alderwood                                              $45,500,000
     Timberleaf                                             $23,400,000
--------------------------------------------------------------------------------
     Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                      RECONCILIATION OF VALUE
--------------------------------------------------------------------------------


                            RECONCILIATION OF VALUE


The value indications from the approaches to value are summarized as follows:


         -----------------------------------------------------------------
                          SUMMARY OF VALUE CONCLUSIONS
         -----------------------------------------------------------------
                                                As Is             As Is
                                              Alderwood        Timberleaf
         -----------------------------------------------------------------
           Cost Approach                            N/A                N/A
         -----------------------------------------------------------------
           Sales Comparison Approach        $23,750,000        $44,760,000
           Income Capitalization Approach   $23,400,000        $45,500,000
           Reconciled Value                 $23,400,000        $45,500,000
         -----------------------------------------------------------------
           Source: CB Richard Ellis, Inc.
         -----------------------------------------------------------------

The Cost Approach typically gives a reliable value indication when there is evidence for the replacement cost estimate and when there is minimal depreciation contributing to a loss in value which must be estimated. Considering the amount of depreciation present in the property, the reliability of the Cost Approach is somewhat diminished. Therefore, the Cost Approach is considered less applicable to the subject and is not used herein.


In the Sales Comparison Approach, the subject property is compared to similar properties that have been sold recently or for which listing prices or offers are known. The sales used in this analysis are considered fairly comparable to the subject, and the required adjustments were based on reasonable and well supported rationale. In addition, market participants are currently analyzing purchase prices on investment properties as they relate to available substitutes in the market. Therefore, the Sales Comparison Approach is considered to provide a reliable value indication and has been given emphasis in the final value reconciliation.


The Income Capitalization Approach is applicable to the subject property since it is an income producing property leased in the open market. Market participants are currently analyzing properties based on their income generating capability. Therefore, the Income Capitalization Approach is considered to be a reasonable and substantiated value indicator and has been heavily weighted in the final value estimate.


Based on the foregoing, the market value of the subject has been concluded as follows:


--------------------------------------------------------------------------------
                             MARKET VALUE CONCLUSION
--------------------------------------------------------------------------------
Location  Appraisal Premise  Interest Appraised  Date of Value  Value Conclusion
--------------------------------------------------------------------------------
Alderwood      As Is            Fee Simple      December 5, 2000     $45,500,000
Timberleaf     As Is            Fee Simple      December 5, 2000     $23,400,000
--------------------------------------------------------------------------------
Source:  CB Richard Ellis, Inc.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------


                       ASSUMPTIONS AND LIMITING CONDITIONS

Unless otherwise specifically noted in the body of the report, it is assumed that title to the property or properties appraised is clear and marketable and that there are no recorded or unrecorded matters or exceptions to total that would adversely affect marketability or value. CB Richard Ellis, Inc. is not aware of any title defects nor has it been advised of any unless such is specifically noted in the report. CB Richard Ellis, Inc., however, has not examined title and makes no representations relative to the condition thereof. Documents dealing with liens, encumbrances, easements, deed restrictions, clouds and other conditions that may affect the quality of title have not been reviewed. Insurance against financial loss resulting in claims that may arise out of defects in the subject property's title should be sought from a qualified title company that issues or insures title to real property.

Unless otherwise  specifically  noted in the body of this report, it is assumed:
  that the existing improvements on the property or properties being appraised are structurally sound, seismically safe and code conforming; that all building systems (mechanical/electrical, HVAC, elevator, plumbing, etc.) are in good working order with no major deferred maintenance or repair required; that the roof and exterior are in good condition and free from intrusion by the elements; that the property or properties have been engineered in such a manner that the improvements, as currently constituted, conform to all applicable local, state, and federal building codes and ordinances. CB Richard Ellis, Inc. professionals are not engineers and are not competent to judge matters of an engineering nature. CB Richard Ellis, Inc. has not retained independent structural, mechanical, electrical, or civil engineers in connection with this appraisal and, therefore, makes no representations relative to the condition of improvements. Unless otherwise specifically noted in the body of the report: no problems were brought to the attention of CB Richard Ellis, Inc. by ownership or management; CB Richard Ellis, Inc. inspected less than 100% of the entire interior and exterior portions of the improvements; and CB Richard Ellis, Inc. was not furnished any engineering studies by the owners or by the party requesting this appraisal. If questions in these areas are critical to the decision process of the reader, the advice of competent engineering consultants should be obtained and relied upon. It is specifically assumed that any knowledgeable and prudent purchaser would, as a precondition to closing a sale, obtain a satisfactory engineering report relative to the structural integrity of the property and the integrity of building systems. Structural problems and/or building system problems may not be visually detectable. If engineering consultants retained should report negative factors of a material nature, or if such are later discovered, relative to the condition of improvements, such information could have a substantial negative impact on the conclusions reported in this appraisal. Accordingly, if negative findings are reported by engineering consultants, CB Richard Ellis, Inc. reserves the right to amend the appraisal conclusions reported herein.

Unless otherwise stated in this report, the existence of hazardous material, which may or may not be present on the property was not observed by the appraisers. CB Richard Ellis, Inc. has no knowledge of the existence of such materials on or in the property. CB Richard Ellis, Inc., however, is not qualified to detect such substances. The presence of substances such as asbestos, urea formaldehyde foam insulation, contaminated groundwater or other potentially hazardous materials may affect the value of the property. The value estimate is predicated on the assumption that there is no such material on or in the property that would cause a loss in value. No responsibility is assumed for any such conditions, or for any expertise or engineering knowledge required to discover them. The client is urged to retain an expert in this field, if desired.

  We have inspected, as thoroughly as possible by observation, the land; however, it was impossible to personally inspect conditions beneath the soil. Therefore, no representation is made as to these matters unless specifically considered in the appraisal.

All  furnishings,  equipment  and business  operations,  except as  specifically
  stated  and  typically  considered  as  part  of  real  property,   have  been
  disregarded with only real property being considered in the report unless otherwise stated. Any existing or proposed improvements, on or off-site, as well as any alterations or repairs considered, are assumed to be completed in a workmanlike manner according to standard practices based upon the information submitted to CB Richard Ellis, Inc. This report may be subject to amendment upon re-inspection of the subject property subsequent to repairs, modifications, alterations and completed new construction. Any estimate of Market Value is as of the date indicated; based upon the information, conditions and projected levels of operation.

  It is assumed that all factual data furnished by the client, property owner, owner's representative, or persons designated by the client or owner to supply said data are accurate and correct unless otherwise specifically noted in the appraisal report. Unless otherwise specifically noted in the appraisal report, CB Richard Ellis, Inc. has no reason to believe that any of the data furnished contain any material error. Information and data referred to in this paragraph include, without being limited to, numerical street addresses, lot and block numbers, Assessor's Parcel Numbers, land dimensions, square footage area of the land, dimensions of the improvements, gross building areas, net rentable areas, usable areas, unit count, room count, rent schedules, income data, historical operating expenses, budgets, and related data. Any material error in any of the above data could have a substantial impact on the conclusions reported. Thus, CB Richard Ellis, Inc. reserves the right to amend conclusions reported if made aware of any such error. Accordingly,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

  the client-addressee should carefully review all assumptions, data, relevant calculations, and conclusions within 30 days after the date of delivery of this report and should immediately notify CB Richard Ellis, Inc. of any questions or errors.

The date of value to which any of the conclusions and opinions expressed in this report apply, is set forth in the Letter of Transmittal. Further, that the dollar amount of any value opinion herein rendered is based upon the purchasing power of the American Dollar on that date. This appraisal is based on market conditions existing as of the date of this appraisal. Under the terms of the engagement, we will have no obligation to revise this report to reflect events or conditions which occur subsequent to the date of the appraisal. However, CB Richard Ellis, Inc. will be available to discuss the necessity for revision resulting from changes in economic or market factors affecting the subject.

CB Richard Ellis, Inc. assumes no private deed restrictions, limiting the use of the subject property in any way.

Unless otherwise noted in the body of the report, it is assumed that there are no mineral deposit or subsurface rights of value involved in this appraisal, whether they be gas, liquid, or solid. Nor are the rights associated with extraction or exploration of such elements considered unless otherwise stated in this appraisal report. Unless otherwise stated it is also assumed that there are no air or development rights of value that may be transferred.

CB Richard Ellis, Inc. is not aware of any contemplated public initiatives, governmental development controls, or rent controls that would significantly affect the value of the subject.

The estimate of Market Value, which may be defined within the body of this report, is subject to change with market fluctuations over time. Market value is highly related to exposure, time promotion effort, terms, motivation, and conclusions surrounding the offering. The value estimate(s) consider the productivity and relative attractiveness of the property, both physically and economically, on the open market.

Any cash flows included in the analysis are forecasts of estimated future operating characteristics are predicated on the information and assumptions contained within the report. Any projections of income, expenses and economic conditions utilized in this report are not predictions of the future. Rather, they are estimates of current market expectations of future income and expenses. The achievement of the financial projections will be affected by fluctuating economic conditions and is dependent upon other future occurrences that cannot be assured. Actual results may vary from the projections considered herein. CB Richard Ellis, Inc. does not warrant these forecasts will occur. Projections may be affected by circumstances beyond the current realm of knowledge or control of CB Richard Ellis, Inc.

Unless specifically set forth in the body of the report, nothing contained herein shall be construed to represent any direct or indirect recommendation of CB Richard Ellis, Inc. to buy, sell, or hold the properties at the value stated. Such decisions involve substantial investment strategy questions and must be specifically addressed in consultation form.

Also, unless otherwise noted in the body of this report, it is assumed that no changes in the present zoning ordinances or regulations governing use, density, or shape are being considered. The property is appraised assuming that all required licenses, certificates of occupancy, consents, or other legislative or administrative authority from any local, state, nor national government or private entity or organization have been or can be obtained or renewed for any use on which the value estimates contained in this report is based, unless otherwise stated.

This  study  may not be  duplicated  in whole or in part  without  the  specific written consent of CB Richard Ellis, Inc. nor may this report or copies hereof be transmitted to third parties without said consent, which consent CB Richard Ellis, Inc. reserves the right to deny. Exempt from this restriction is duplication for the internal use of the client-addressee and/or transmission to attorneys, accountants, or advisors of the client-addressee. Also exempt from this restriction is transmission of the report to any court, governmental authority, or regulatory agency having jurisdiction over the party/parties for whom this appraisal was prepared, provided that this report and/or its contents shall not be published, in whole or in part, in any public document without the express written consent of CB Richard Ellis, Inc. which consent CB Richard Ellis, Inc. reserves the right to deny. Finally, this report shall not be advertised to the public or otherwise used to induce a third party to purchase the property or to make a "sale" or "offer for sale" of any "security", as such terms are defined and used in the Securities Act of 1933, as amended. Any third party, not covered by the exemptions herein, who may possess this report, is advised that they should rely on their own independently secured advice for any decision in connection with this property. CB Richard Ellis, Inc. shall have no accountability or responsibility to any such third party.

Any value estimate provided in the report applies to the entire property, and any pro ration or division of the title into fractional interests will invalidate the value estimate, unless such pro ration or division of interests has been set forth in the report.

The distribution of the total valuation in this report between land and improvements applies only under the existing program of utilization. Component values for land and/or buildings are not intended to be used in conjunction with any other property or appraisal and are invalid if so used.

The maps, plats, sketches, graphs, photographs and exhibits included in this report are for illustration purposes only and are to be utilized only to assist in visualizing matters discussed within this report. Except as specifically stated, data

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS          ASSUMPTIONS AND LIMITING CONDITIONS
--------------------------------------------------------------------------------

  relative to size or area of the subject and comparable properties has been obtained from sources deemed accurate and reliable. None of the exhibits are to be removed, reproduced, or used apart from this report.

No opinion is intended  to be  expressed  on  matters  which may  require  legal expertise or specialized investigation or knowledge beyond that customarily employed by real estate appraisers. Values and opinions expressed presume that environmental and other governmental restrictions/conditions by applicable agencies have been met, including but not limited to seismic hazards, flight patterns, decibel levels/noise envelopes, fire hazards, hillside ordinances, density, allowable uses, building codes, permits, licenses, etc. No survey, engineering study or architectural analysis has been made known to CB Richard Ellis, Inc. unless otherwise stated within the body of this report. If the Consultant has not been supplied with a termite inspection, survey or occupancy permit, no responsibility or representation is assumed or made for any costs associated with obtaining same or for any deficiencies discovered before or after they are obtained. No representation or warranty is made concerning obtaining these items. CB Richard Ellis, Inc. assumes no responsibility for any costs or consequences arising due to the need, or the lack of need, for flood hazard insurance. An agent for the Federal Flood Insurance Program should be contacted to determine the actual need for Flood Hazard Insurance.

Acceptance and/or use of this report constitutes full acceptance of the Contingent and Limiting Conditions and special assumptions set forth in this report. It is the responsibility of the Client, or client's designees, to read in full, comprehend and thus become aware of the aforementioned contingencies and limiting conditions. Neither the Appraiser nor CB Richard Ellis, Inc. assumes responsibility for any situation arising out of the Client's failure to become familiar with and understand the same. The Client is advised to retain experts in areas that fall outside the scope of the real estate appraisal/consulting profession if so desired.

CB Richard Ellis, Inc. assumes that the subject property analyzed herein will be under prudent and competent management and ownership; neither inefficient or super-efficient.

It is assumed that there is full compliance with all applicable federal, state, and local environmental regulations and laws unless noncompliance is stated, defined and considered in the appraisal report.

No survey of the boundaries of the property was undertaken. All areas and dimensions furnished are presumed to be correct. It is further assumed that no encroachments to the realty exist.

The Americans with  Disabilities  Act (ADA) became  effective  January 26, 1992.
  Notwithstanding any discussion of possible readily achievable barrier removal construction items in this report, CB Richard Ellis, Inc. has not made a specific compliance survey and analysis of this property to determine whether it is in conformance with the various detailed requirements of the ADA. It is possible that a compliance survey of the property together with a detailed analysis of the requirements of the ADA could reveal that the property is not in compliance with one or more of the requirements of the ADA. If so, this fact could have a negative effect on the value estimated herein. Since CB Richard Ellis, Inc. has no specific information relating to this issue, nor is CB Richard Ellis, Inc. qualified to make such an assessment, the effect of any possible non-compliance with the requirements of the ADA was not considered in estimating the value of the subject property.

Client shall not indemnify  Appraiser or hold Appraiser harmless unless and only to the extent that the Client misrepresents, distorts, or provides incomplete or inaccurate appraisal results to others, which acts of the Client proximately result in damage to Appraiser. The Client shall indemnify and hold Appraiser harmless from any claims, expenses, judgments or other items or costs arising as a result of the Client's failure or the failure of any of the Client's agents to provide a complete copy of the appraisal report to any third party. In the event of any litigation between the parties, the prevailing party to such litigation shall be entitled to recover from the other reasonable attorney fees and costs.

The report is for the sole use of the client; however, client may provide only complete, final copies of the appraisal report in its entirety (but not component parts) to third parties who shall review such reports in connection with loan underwriting or securitization efforts. Appraiser is not required to explain or testify as to appraisal results other than to respond to the client for routine and customary questions. Please note that our consent to allow an appraisal report prepared by CB Richard Ellis, Inc. or portions of such report, to become part of or be referenced in any public offering, the granting of such consent will be at our sole discretion and, if given, will be on condition that we will be provided with an Indemnification Agreement and/or Non-Reliance letter, in a form and content satisfactory to us, by a party satisfactory to us. We do consent to your submission of the reports to rating agencies, loan participants or your auditors in its entirety (but not component parts) without the need to provide us with an Indemnification Agreement and/or Non-Reliance letter.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                                      ADDENDA
--------------------------------------------------------------------------------



                                     ADDENDA



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------


                                   ADDENDUM A


                                GLOSSARY OF TERMS

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

assessed value   Assessed value applies in ad valorem taxation and refers to the value of a property according to the tax rolls. Assessed value may not conform to market value, but it is usually calculated in relation to a market value base. (+)

cash equivalency   The  procedure  in  which  the  sale  prices  of   comparable
  properties sold with atypical financing are adjusted to reflect typical market terms.

contract, coupon, face, or nominal rent   The nominal  rent payment specified in
  the lease contract. It does not reflect any offsets for free rent, unusual tenant improvement conditions, or other factors that may modify the effective rent payment.

coupon rent
  See  Contract, Coupon, Face, or Nominal Rent

effective rent   1) The rental rate net of financial concessions such as periods of no rent during a lease term; may be calculated on a discounted basis, reflecting the time value of money, or on a simple, straight-line basis. ++ 2) The economic rent paid by the lessee when normalized to account for financial concessions, such as escalation clauses, and other factors. Contract, or normal, rents must be converted to effective rents to form a consistent basis of comparison between comparables.

face rent
  See  Contract, Coupon, Face, or Nominal Rent

fee simple estate   Absolute  ownership  unencumbered  by any other  interest or estate, subject only to the limitations imposed by the governmental powers of taxation, eminent domain, police power, and escheat. (++)

floor area ratio (FAR)   The relationship between the above-ground floor area of
  a building, as described by the building code, and the area of the plot on which it stands; in planning and zoning, often expressed as a decimal, e.g., a ratio of 2.0 indicates that the permissible floor area of a building is twice the total land area; also called building-to-land ratio. (++)

full service lease   A lease  in  which  rent  covers  all  operating  expenses.
  Typically, full service leases are combined with an expense stop, the expense level covered by the contract lease payment. Increases in expenses above the expense stop level are passed through to the tenant and are known as expense pass-throughs.

going concern value   Going  concern  value is  the  value of a proven  property operation. It includes the incremental value associated with the business concern, which is distinct from the value of the real estate only. Going concern value includes an intangible enhancement of the value of an operating business enterprise which is produced by the assemblage of the land, building, labor, equipment, and marketing operation. This process creates an economically viable business that is expected to continue. Going concern value refers to the total value of a property, including both real property and intangible personal property attributed to the business value. (+)

gross building area (GBA)   The sum of all  areas at each  floor as measured to
  the exterior walls.

insurable value   Insurable   Value   is  based   on  the   replacement   and/or
  reproduction cost of physical items that are subject to loss from hazards. Insurable value is that portion of the value of an asset or asset group that is acknowledged or recognized under the provisions of an applicable loss insurance policy. This value is often controlled by state law and varies from state to state. +

investment value   Investment   value  is  the  value  of  an  investment  to  a
  particular investor based on his or her investment requirements. In contrast to market value, investment value is value to an individual, not value in the marketplace. Investment value reflects the subjective relationship between a particular investor and a given investment. When measured in dollars, investment value is the price an investor would pay for an investment in light of its perceived capacity to satisfy his or her desires, needs, or investment goals. To estimate investment value, specific investment criteria must be known. Criteria to evaluate a real estate investment are not necessarily set down by the individual investor; they may be established by an expert on real estate and its value, that is, an appraiser. (+)

leased fee
  See leased fee estate

leased fee estate    An ownership  interest held by a landlord with the right of use and occupancy conveyed by lease to others. The rights of the lessor (the leased fee owner) and the leased fee are specified by contract terms contained within the lease. (++)

leasehold
  See leasehold estate

leasehold estate   The  interest  held by  the  lessee  (the  tenant or  renter)
  through a lease conveying the rights of use and occupancy for a stated term under certain conditions. (++)

load factor   The amount added to usable area to calculate the rentable area. It is also referred to as a

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

  "rentable add-on factor" which, according to BOMA, "is computed by dividing the difference between the usable square footage and rentable square footage by the amount of the usable area. Convert the figure into a percentage by multiplying by 100.

market value "as if complete" on the appraisal date   Market    value    as   if
  complete on the appraisal date is an estimate of the market value of a property with all construction, conversion, or rehabilitation hypothetically completed, or under other specified hypothetical conditions as of the date of the appraisal. With regard to properties wherein anticipated market conditions indicate that stabilized occupancy is not likely as of the date of completion, this estimate of value should reflect the market value of the property as if complete and prepared for occupancy by tenants.

market value "as is" on the appraisal date   Market   value   "as   is"  on  the
  appraisal date is an estimate of the market value of a property in the condition observed upon inspection and as it physically and legally exists without hypothetical conditions, assumptions, or qualifications as of the date of appraisal.

market value   Market  value is one of the  central  concepts  of the  appraisal practice. Market value is differentiated from other types of value in that it is created by the collective patterns of the market. Market value means the most probable price which a property should bring in a competitive and open market under all conditions requisite to a fair sale, the buyer and seller each acting prudently and knowledgeably, and assuming the price is not affected by undue stimulus. Implicit in this definition is the consummation of a sale as of a specified date and the passing of title from seller to buyer under conditions whereby: 1) A reasonable time is allowed for exposure in the open market; 2) Both parties are well informed or well advised, and acting in what they consider their own best interests; 3) Buyer and seller are typically motivated; 4) Payment is made in terms of cash in U.S. dollars or in terms of financial arrangements comparable thereto; and 5) The price represents the normal consideration for the property sold unaffected by special or creative financing or sales concessions granted by anyone associated with the sale. (Section)

marketing period   The time it takes an interest in real property to sell on the market subsequent to the date of an appraisal. (++)

net lease   Lease  in  which  all or some of the  operating  expenses  are  paid directly by the tenant. The landlord never takes possession of the expense payment. In a Triple Net Lease all operating expenses are the responsibility of the tenant, including property taxes, insurance, interior maintenance, and other miscellaneous expenses. However, management fees and exterior maintenance are often the responsibility of the lessor in a triple net lease. A modified net lease is one in which some expenses are paid separately by the tenant and some are included in the rent.

net rentable area (NRA)   1) The area on which rent is computed. 2) The Rentable
  Area of a floor shall be computed by measuring to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. No deductions shall be made for columns and projections necessary to the building. Include space such as mechanical room, janitorial room, restrooms, and lobby of the floor. (*)

nominal rent
  See  Contract, Coupon, Face, or Nominal Rent

prospective future value "upon completion of construction"   Prospective  future
  value "upon completion of construction" is the prospective value of a property on the future date that construction is completed, based upon market conditions forecast to exist, as of that completion date. The value estimate at this stage is stated in current dollars unless otherwise indicated.

prospective  future  value  "upon  reaching stabilized  occupancy"   Prospective
  future value "upon reaching stabilized occupancy" is the prospective value of a property at a future point in time when all improvements have been physically constructed and the property has been leased to its optimum level of long-term occupancy. The value estimate at this stage is stated in current dollars unless otherwise indicated.

reasonable exposure time   The  estimated  length of time the property  interest
  being appraised would have been offered on the market prior to the hypothetical consummation of a sale at market value on the effective date of the appraisal; a retrospective estimate based upon an analysis of past events assuming a competitive and open market. (++)

rent
  See
  full service lease
  net lease
  contract, coupon, face, or nominal rent
  effective rent


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM A  GLOSSARY OF TERMS
--------------------------------------------------------------------------------

shell space   Space  which  has  not  had  any  interior  finishing   installed,
  including even basic improvements such as ceilings and interior walls, as well as partitions, floor coverings, wall coverings, etc..

Usable Area   1) The area  actually used by  individual  tenants.  2) The Usable
  Area of an office building is computed by measuring to the finished surface of the office side of corridor and other permanent walls, to the center of partitions that separate the office from adjoining usable areas, and to the inside finished surface of the dominant portion of the permanent outer building walls. Excludes areas such as mechanical rooms, janitorial room, restrooms, lobby, and any major vertical penetrations of a multi-tenant floor. (*)

use value   Use  value is a concept  based on the  productivity  of an  economic good. Use value is the value a specific property has for a specific use. Use value focuses on the value the real estate contributes to the enterprise of which it is a part, without regard to the property's highest and best use or the monetary amount that might be realized upon its sale. (+)

value appraised   During  the  real  estate  development   process,  a  property
  typically progresses from a state of unimproved land to construction of improvements to stabilized occupancy. In general, the market value associated with the property increases during these stages of development. After reaching stabilized occupancy, ongoing forces affect the property during its life, including a physical wear and tear, changing market conditions, etc. These factors continually influence the property's market value at any given point in time. See also market value "as is" on the appraisal date market value "as if complete" on the appraisal date prospective future value "upon completion of construction" prospective future value "upon reaching stabilized occupancy"



---------------------------------------------------------------

+  The Appraisal of Real Estate, Eleventh Edition, Appraisal Institute, 1996.

++  The Dictionary of Real Estate Appraisal, Third Edition, 1993.

s. The Office of the Comptroller of the Currency, 12 CFR Part 34, Subpart C, [omega]34.42(f), August 24, 1990. This definition is compatible with the definition of market value contained in The Dictionary of Real Estate Appraisal, Third Edition, and the Uniform Standards of Professional Appraisal Practice adopted by the Appraisal Standards Board of The Appraisal Foundation, 1992 edition. This definition is also compatible with the OTS, RTC, FDIC, NCUA, and the Board of Governors of the Federal Reserve System definition of market value.

* 1990 BOMA Experience Exchange Report, Income/Expense Analysis for Office Buildings (Building Owners and Managers Association, 1990)

++ Statement on Appraisal Standard No. 6, Appraisal Standards Board of The Appraisal Foundation, September 19, 1992.


--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------


                                   ADDENDUM B


                             ADDITIONAL PHOTOGRAPHS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS           ADDENDUM B  ADDITIONAL PHOTOGRAPHS
--------------------------------------------------------------------------------



                              [photo of courtyard]
                               "view of Alderwood"

                               [photo of kitchen]
                           "View of Alderwood kitchen"

                             [photo of living area]
                         "View of Alderwood Living Area"

                               [photo of bathroom]
                          "View of Alderwood bathroom"

                                 [photo of pool]
                              "View of Timberleaf"

                          [photo of Timberleaf Kitchen]
                          "View of Timberleaf Kitchen"

              [photo of Timberleaf living room] "View of Timberleaf
                living room - second floor with vaulted ceilings"

                           [photo of Timberleaf bathroom]
                          "View of Timberleaf bathroom"



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS        ADDENDUM C IMPROVED COMPARABLE SALES
--------------------------------------------------------------------------------


                                   ADDENDUM C

                            IMPROVED COMPARABLE SALES


--------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                           Summary Of Comparable Apartment Sales
 ----------------------------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Sales     Sales
                                                                                                                 Price     Price
 Sale                         Sale                    Year     No.    Avg Unit    Occupancy                       Per       Per
  No.     Name/Location       Date     Sale Price     Built   Units   Size(SF)     at Sale     OER       OAR       SF       Unit
 ===================================================================================================================================
 1     Arioso Apartments      01/00     $46,400,000    1999    201    1,015        68%        30.80%    7.26%    $227.38  $230,846
       19608 Pruneridge
       Avenue
       Cupertino, CA

 2     Villa De Anza         1 BR, 1    $31,000,000    1969    120    1,147       100%          N/A     6.00%    $225.23  $258,333
       20200 Lucille Ave.     BA00
       Cupertino, CA

 3     Waterford Place Apt.   12/00     $50,000,000    1999    238      923        98%          N/A     8.50%    $227.61  $210,084
       1700 N. First Street
       San Jose, CA
 ----------------------------------------------------------------------------------------------------------------------------------

 Compiled by:  CB Richard Ellis
-----------------------------------------------------------------------------------------------------------------------------------

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Location Data
      Property Name:             Arioso Apartments
      Location:                  19608 Pruneridge Avenue
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   316-05-171
      Atlas Reference:           832-F6

Physical Data
      Type:                      Garden
      Land Area:                 6.43000 Acres
      Gross Livable Area:        204,064 SF
      Number of Units:           201
      Average Unit Size:         1,015 SF
      Year Built:                1999
      # of Stories:              3
      Condition:                 Excellent
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:         pool, spa

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       01/00
      Marketing Time:            N/A
      Grantor:                   SNK Realty
      Grantee:                   Stonesfair Financial Corp.
      Document No.:              N/A  Rec. Date:01/26/2000
      Sale Price:                $46,400,000
      Financing:                 Market Terms
      Cash Equivalent Price:     $46,400,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $46,400,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
          1 BR, 1 BA          18             8              534
          1 BR, 1 BA          9              4              546
          1 BR, 1 BA          36            17              792
          1 BR, 1 BA          18             8              829
          2 BR, 2 BA          56            27              1197
          2 BR, 2 BA          4              1              1213
          2 BR, 2 BA          60            29              1237
      ----------------------------------------------------------------
            Totals           201            100           204,064
      ----------------------------------------------------------------


--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 1
-------------------------------------------------------------------------------

Financial Data
     Assumptions & Forecast:              Appraiser
     Occupancy at Sale:                   68%
     Existing or Pro Forma Income:        Pro Forma

                                          TOTAL         $ Unit
                                          -----         ------
     Potential Gross Income:              $5,126,616   $25,506
     Vacancy and Credit Loss:             $256,331     $1,275
     Effective Gross Income:              $4,870,285   $24,230
     Expenses:                            $1,500,000   $7,462
     Net Operating Income:                $3,370,285   $16,768

Analysis
     Buyers Underwriting Criteria:        Direct Cap
     Overall Capitalization Rate (OAR):   7.26 %
     Projected IRR:                       N/A %
     Effective Gross Multiplier (EGIM):   9.53
     Operating Expense Ratio (OER):       30.80 %
     Price Per Square Foot:               $227.38
     Price Per Unit:                      $230,846

Comments
     Income is estimated based on late rental rates reported in December 1999. The property went into contract prior to that date and these rents are considered to be higher than the rents achievable at the time the price was determined. Expenses are estimated at $7,500 per unit. There are 503 covered parking spaces situated in the underground garage. Rents range from $1,850 to $2,900 per month, or $2.31 to $3.66 per square foot. Subsequent tot he sale, the property achieved stabilized occupancy with a 1.0% vacancy level.


-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------


Location Data
      Property Name:             Villa De Anza
      Location:                  20200 Lucille Ave.
      City:                      Cupertino
      County:                    Santa Clara
      State/Zip:                 California  95014
      Assessor's Parcel No(s):   316-02-094
      Atlas Reference:           60-A3

Physical Data
      Type:                      Garden
      Land Area:                 6.89000 Acres
      Gross Livable Area:        137,640 SF
      Number of Units:           120
      Average Unit Size:         1,147 SF
      Year Built:                1969
      # of Stories:              Two
      Condition:
      Exterior Walls:            Stucco
      Complex Amenities:         Pool, Laundry, Clubhouse, BBQ

Sale Data
      Transaction Type:          Sale
      Date of Transaction:       11/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $31,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $31,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $31,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------
           2 BR, 2 BA        120            100              1147
      ----------------------------------------------------------------

            Totals           120            100           137,640
      ----------------------------------------------------------------



-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 2
-------------------------------------------------------------------------------


Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  100%
      Existing or Pro Forma Income:       Existing

                                          TOTAL          $ Unit
                                          -----          ------
      Potential Gross Income:             N/A            N/A
      Vacancy and Credit Loss:            N/A            N/A
      Effective Gross Income:             N/A            N/A
      Expenses:                           N/A            N/A
      Net Operating Income:               $1,860,000     $15,500

Analysis
      Buyers Underwriting Criteria:       Direct Cap
      Overall Capitalization Rate (OAR):  6.00%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A %
      Price Per Square Foot:              $225.23
      Price Per Unit:                     $258,333

Comments



-------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------

Location Data
      Property Name:             Waterford Place Apt.
      Location:                  1700 N. First Street
      City:                      San Jose
      County:                    Santa Clara
      State/Zip:                 California
      Assessor's Parcel No(s):   N/A
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Land Area:                 5.17000 Acres
      Gross Livable Area:        219,674 SF
      Number of Units:           238
      Average Unit Size:         923 SF
      Year Built:                1999
      # of Stories:              2 stories
      Condition:                 Good
      Exterior Walls:            Wood Frame/Stucco
      Complex Amenities:

Sale Data
      Transaction Type:          Escrow
      Date of Transaction:       12/00
      Marketing Time:            N/A
      Grantor:                   N/A
      Grantee:                   N/A
      Document No.:              N/A
      Sale Price:                $50,000,000
      Financing:                 Cash to Seller
      Cash Equivalent Price:     $50,000,000
      Required Capital Cost:     $0
      Adjusted Sale Price:       $50,000,000
      Verification:              Broker

Unit Mix
      ----------------------------------------------------------------
                                                            Size
           Unit Type         No.        Percentage          (SF)
      ----------------------------------------------------------------

            Totals                          100             N/A
      ----------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB Richard Ellis

                                                               APARTMENT SALE 3
-------------------------------------------------------------------------------


Financial Data
      Assumptions & Forecast:             Broker
      Occupancy at Sale:                  98%
      Existing or Pro Forma Income:       Existing

                                          TOTAL       $ Unit
                                          -----       ------
      Potential Gross Income:             N/A         N/A
      Vacancy and Credit Loss:            N/A         N/A
      Effective Gross Income:             N/A         N/A
      Expenses:                           N/A         N/A
      Net Operating Income:               $4,250,000  $17,857

Analysis
      Buyers Underwriting Criteria:
      Overall Capitalization Rate (OAR):  8.5%
      Projected IRR:                      N/A%
      Effective Gross Multiplier (EGIM):  N/A
      Operating Expense Ratio (OER):      N/A%
      Price Per Square Foot:              $227.61.23
      Price Per Unit:                     $210,084

Comments



--------------------------------------------------------------------------------
                                CB Richard Ellis

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                ADDENDUM D   RENT COMPARABLE
--------------------------------------------------------------------------------


                                   ADDENDUM D

                                RENT COMPARABLES


--------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------------------------

                             Summary Of Comparable Apartment Rentals

 --------------------------------------------------------------------------------------------------------
                                  No. of      Year Built       Floor       Size      Rent /       Rent /
   No.   Name / Location         Units       Occupancy        Plan        (Sqft)    Month $      S.F. $
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------

    1    Los Padres Village       245          1986         1 BR, 1 BA     716        1791       2.50
         2250 Monroe Street                     96%         2 BR, 1 BA     858        2051       2.39
         Santa Clara, CA                                    2 BR, 2 BA     913        2326       2.55
                                                            2 BR, 2 BA     946        2466       2.61
 --------------------------------------------------------------------------------------------------------
    2    Summerwood               468          1970         1 BR, 1 BA     825        1870       2.27
         444 Saratoga Ave.                      99%         2 BR, 1 BA     970        2000       2.06
         Santa Clara, CA                                    2 BR, 2 BA    1120        2130       1.90
 --------------------------------------------------------------------------------------------------------
    3    Laguna Clara             264          1971         1 BR, 1 BA     712        1840       2.58
         3131 Homestead Road                    98%         1 BR, 1 BA     754        1840       2.44
         Santa Clara, CA                                    1 BR, 1 BA     823        1875       2.28
                                                            2 BR, 1 BA    1072        2155       2.01
                                                            2 BR, 2 BA    1158        2305       1.99
 --------------------------------------------------------------------------------------------------------
    4    Marina Cove              292          1975         1 BR, 1 BA     720        1925       2.67
         3480 Granada Ave                       98%         1 BR, 1 BA     725        1945       2.68
         Santa Clara, CA                                    1 BR, 1 BA     792        1995       2.52
                                                            2 BR, 1 BA     900        2145       2.38
                                                            2 BR, 2 BA    1051        2350       2.24
                                                            2 BR, 2 BA    1056        2450       2.32
                                                            2 BR, 2 BA    1144        2600       2.27
 --------------------------------------------------------------------------------------------------------
 --------------------------------------------------------------------------------------------------------
 Compiled by:  CB Richard Ellis
 --------------------------------------------------------------------------------------------------------

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Location Data
      Property Name:             Los Padres Village
      Location:                  2250 Monroe Street
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California  95050
      Assessor's Parcel No(s):   224-33-012
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           245
      Year Built:                1986
      # of Stories:              2 & 3
      Average Unit Size:         796 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  96%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Archstone Communities
      Phone No:                   (408)241-4600
      Survey Date:                12/00


      -------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
          1 BR, 1 BA         145          716             1791          2.50
          2 BR, 1 BA          16          858             2051          2.39
          2 BR, 2 BA          60          913             2326          2.55
          2 BR, 2 BA          24          946             2466          2.61
      --------------------------------------------------------------------------
       Totals / Averages     245        195,032           $2005         $2.52
      --------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 1
--------------------------------------------------------------------------------
Comments





--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------

Location Data
      Property Name:             Summerwood
      Location:                  444 Saratoga Ave.
      City:                      Santa Clara
      County:                    Santa Clara
      State/Zip:                 California 95050
      Assessor's Parcel No(s):   294-04-019
      Atlas Reference:           N/A

Physical Data
      Type:                      Garden
      Number of Units:           468
      Year Built:                1970
      # of Stories:              2
      Average Unit Size:         972 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  99%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Hoffman Associates
      Phone No:                   (408)241-1445
      Survey Date:                12/00


      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

           Unit Type         No.          Size            Rent          Rent
                                          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA         186          825             1870          2.27
          2 BR, 1 BA          96          970             2000          2.06
          2 BR, 2 BA         186         1120             2130          1.90
      --------------------------------------------------------------------------
       Totals / Averages     468        454,890           $2000         $2.06
      --------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 2
--------------------------------------------------------------------------------
Comments



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Location Data
      Property Name:              Laguna Clara
      Location:                   3131 Homestead Road
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California   95051
      Assessor's Parcel No(s):    224-24-044
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            264
      Year Built:                 1971
      # of Stories:               2
      Average Unit Size:          899 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         California RE Management
      Phone No:                   (408)244-4450
      Survey Date:                12/00


      --------------------------------------------------------------------------
                            QUOTED MONTHLY RENT SCHEDULE
      --------------------------------------------------------------------------

                                          Size            Rent          Rent
           Unit Type         No.          (SF)              $          ($ PSF)
      --------------------------------------------------------------------------
          1 BR, 1 BA          24          712             1840          2.58
          1 BR, 1 BA          68          754             1840          2.44
          1 BR, 1 BA          85          823             1875          2.28
          2 BR, 1 BA          20         1072             2155          2.01
          2 BR, 2 BA          67         1158             2305          1.99
      --------------------------------------------------------------------------
       Totals / Averages     264        237,341           $1993         $2.22
      --------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 3
-------------------------------------------------------------------------------
Comments


--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------

Location Data
      Property Name:              Marina Cove
      Location:                   3480 Granada Ave.
      City:                       Santa Clara
      County:                     Santa Clara
      State/Zip:                  California  95051
      Assessor's Parcel No(s):    290-58-021-0
      Atlas Reference:            N/A

Physical Data
      Type:                       Garden
      Number of Units:            292
      Year Built:                 1975
      # of Stories:               2
      Average Unit Size:          886 SF
      Amenities:

      Exterior Walls:
      Condition:

Lease Data
      Occupancy:                  98%
      Rent Premiums:              None
      Concessions:                None
      Typical Lease Term:         6 to 12 Months
      Utilities included in Rent: None
      Tenant Profile:             N/A
      Management Company:         Essex Property Corporation
      Phone No:                   (408)984-2331
      Survey Date:                12/00

      -------------------------------------------------------------------
                         QUOTED MONTHLY RENT SCHEDULE
      -------------------------------------------------------------------

           Unit Type         No.          Size         Rent       Rent
                                          (SF)           $      ($ PSF)
      -------------------------------------------------------------------
          1 BR, 1 BA          88          720          1925       2.67
          1 BR, 1 BA          45          725          1945       2.68
          1 BR, 1 BA          12          792          1995       2.52
          2 BR, 1 BA          24          900          2145       2.38
          2 BR, 2 BA          63         1051          2350       2.24
          2 BR, 2 BA          36         1056          2450       2.32
          2 BR, 2 BA          24         1144          2600       2.27
      -------------------------------------------------------------------

       Totals / Averages     292        258,774        $2161     $2.44
      -------------------------------------------------------------------

--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

                                                    APARTMENT RENT COMPARABLE 4
-------------------------------------------------------------------------------
Comments



--------------------------------------------------------------------------------
                                CB RICHARD ELLIS

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------






                              [Photo of Property 1]















--------------------------------------------------------------------------------
                                     RENT 1
--------------------------------------------------------------------------------






                              [Photo of Property 2]
















--------------------------------------------------------------------------------
                                     RENT 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                        [Photo of Entrance to Property 3]















--------------------------------------------------------------------------------
                                     RENT 3
--------------------------------------------------------------------------------






                              [Photo of Property 4]

















--------------------------------------------------------------------------------
                                     RENT 4
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ALDERWOOD AND TIMBERLEAF APARTMENTS                   ADDENDUM E   DEMOGRAPHICS
--------------------------------------------------------------------------------



                                   ADDENDUM E

                                  DEMOGRAPHICS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
900 PEPPER TREE LN                                        Latitude:  37.341595
SANTA CLARA, CA 95051-5269                              Longitude: -121.982025

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                30,583     217,132     526,692
  1999 Estimate                                  29,584     207,697     499,338
  1990 Census                                    28,490     193,909     453,855
  1980 Census                                    27,788     183,428     423,527
  Growth 1980 to 1990                             2.53%       5.71%       7.16%

1999 ESTIMATED POPULATION by RACE                29,584     207,697     499,338
  White                                          73.01%      69.50%      38.89%
  Black                                           2.31%       2.86%       2.98%
  Asian & Pacific Islander                       20.06%      21.84%      20.70%
  Other Races                                     4.62%       5.81%       7.42%
  Hispanic Origin (All Races)                    16.44%      16.72%      19.27%

HOUSEHOLDS
  2004 Projection                                12,664      88,488     210,981
  1999 Estimate                                  12,199      84,270     199,091
  1990 Census                                    11,733      78,643     181,167
  1980 Census                                    11,288      73,397     167,655
  Growth 1980 to 1990                             3.94%       7.15%       8.06%

1990 OCCUPIED HOUSING UNITS                      11,733      78,643     181,167
  Owner Occupied                                 50.18%      47.13%      49.29%
  Renter Occupied                                49.82%      52.87%      50.71%
  Persons per Household                            2.43        2.43        2.46

1999 ESTIMATED HOUSEHOLDS by INCOME              12,199      84,270     199,091
  $150,000 or more                                8.86%      10.07%      13.20%
  $100,000 to $149,999                           16.60%      16.41%      16.07%
  $75,000 to $99,999                             18.14%      16.79%      15.87%
  $50,000 to $74,999                             24.97%      22.03%      20.83%
  $35,000 to $49,999                             13.72%      13.08%      12.58%
  $25,000 to $34,999                              5.91%       7.44%       7.51%
  $15,000 to $24,999                              5.39%       6.73%       6.86%
  $5,000 to $14,999                               5.06%       5.91%       5.64%
  Under $5,000                                    1.36%       1.54%       1.44%
  Average Income per Household               $77,687.78  $78,472.13  $84,302.49
  Median Income per Household                $68,592.06  $67,370.61  $69,166.43
  Per Capita Income per Household            $32,033.46  $31,871.07  $33,652.72

POPULATION by SEX                                29,584     207,697     499,338
  Male                                           50.38%      50.38%      50.52%
  Female                                         49.62%      49.62%      49.48%

1990 MARITAL STATUS                              23.966     162,192     377,141
  Single Male                                    18.70%      19.44%      18.85%
  Single Female                                  13.05%      13.63%      12.97%
  Married                                        49.63%      48.23%      49.15%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Previously Married Male                         6.51%       6.48%       6.71%
  Previously Married Female                      12.12%      12.21%      12.32%

1999 ESTIMATED POPULATION by Age                 29,584     207,697     499,338
  Under 5 Years                                   5.73%       6.02%       6.07%
  5 to 9 Years                                    6.16%       6.36%       6.43%
  10 to 14 Years                                  5.56%       5.91%       6.00%
  15 to 17 Years                                  2.81%       2.83%       2.99%
  18 to 20 Years                                  2.23%       3.16%       2.83%
  21 to 24 Years                                  3.97%       4.23%       4.16%
  25 to 29 Years                                  8.53%       8.58%       8.53%
  30 to 34 Years                                 10.17%       9.96%       9.68%
  35 to 39 Years                                 10.49%      10.14%       9.74%
  40 to 49 Years                                 17.18%      16.74%      16.80%
  50 to 59 Years                                 11.07%      10.75%      11.13%
  60 to 64 Years                                  4.20%       3.74%       3.85%
  65 to 69 Years                                  3.81%       3.37%       3.43%
  70 to 74 Years                                  3.20%       3.01%       3.04%
  75+ Years                                       4.88%       5.18%       5.32%
  Median Age                                      37.30       36.45       36.70
  Average Age                                     37.76       37.07       37.26

1999 HISPANIC POPULATION by RACE                  4.863      34,725      96,244
  White                                          70.39%      63.84%      59.80%
  Black                                           0.63%       0.79%       0.90%
  Asian & Pacific Islander                        3.67%       3.53%       3.40%
  Other                                          25.31%      31.84%      35.90%

1990 HISPANIC POPULATION by TYPE                 28,490     193,909     453,855
  Not Hispanic                                   88.00%      87.60%      85.73%
  Mexican                                         7.87%       8.40%      10.32%
  Puerto Rican                                    0.45%       0.38%       0.41%
  Cuban                                           0.16%       0.19%       0.14%
  Other Hispanic                                  3.52%       3.42%       3.40%

1999 ESTIMATED FEMALE POPULATION by AGE          14,679     103,065     247,087
  Under 5 Years                                   5.68%       5.97%       6.02%
  5 to 9 Years                                    6.08%       6.27%       6.37%
  10 to 14 Years                                  5.44%       5.76%       5.88%
  15 to 17 Years                                  2.72%       2.77%       2.91%
  18 to 20 Years                                  2.19%       3.13%       2.74%
  21 to 24 Years                                  3.77%       4.20%       4.08%
  25 to 29 Years                                  7.54%       7.49%       7.50%
  30 to 34 Years                                  9.06%       8.91%       8.66%
  35 to 39 Years                                 10.16%       9.87%       9.40%
  40 to 49 Years                                 17.24%      16.75%      16.84%
  50 to 59 Years                                 11.59%      11.01%      11.33%
  60 to 64 Years                                  4.48%       3.91%       4.06%
  65 to 69 Years                                  4.11%       3.68%       3.76%
  70 to 74 Years                                  3.65%       3.49%       3.51%
  75+ Years                                       6.27%       6.77%       6.95%
  Median Age                                      38.70       37.78       38.10
  Average Age                                     39.12       38.44       38.65


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 POPULATION by URBAN vs RURAL                28,628     193,738     453,873
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                28,490     193,909     453,855
  Family Households                              77.52%      75.95%      76.99%
  Non-Family Households                          22.48%      22.60%      21.31%
  Group Quarters                                  0.00%       1.45%       1.70%

1990 POPULATION 25+ by EDUCATION LEVEL           20,539     134,729     316,819
  Elementary (0-8)                                4.79%       4.51%       5.25%
  Some High School (9-11)                         8.08%       8.40%       8.73%
  High School Graduate (12)                      20.22%      19.47%      19.10%
  Some College (13-15)                           22.82%      23.59%      23.19%
  Associates Degree Only                          8.80%       8.64%       8.64%
  Bachelors Degree Only                          23.66%      23.11%      22.85%
  Graduate Degree                                11.63%      12.28%      12.24%

1990 POPULATION ENROLLED IN SCHOOL                7,124      51,997     117,516
  Public Pre-Primary                              4.54%       3.45%       3.47%
  Private Pre-Primary                             3.15%       2.99%       3.42%
  Public Elementary/High School                  39.65%      39.39%      43.06%
  Private Elementary/High School                  7.41%       5.27%       5.37%
  College                                        45.25%      48.90%      44.68%

1990 POPULATION 16+ by EMPLOYMENT STATUS         23,824     160,451     372,864
  Employed in Armed Forces                        0.25%       0.49%       0.45%
  Employed Civilians                             71.79%      71.40%      70.55%
  Unemployed Civilians                            2.82%       3.01%       3.06%
  Not in Labor Force                             25.14%      25.10%      25.95%

1990 POPULATION 16+ by OCCUPATION                17,104     114,556     263,041
  Executive & Managerial                         18.44%      17.41%      18.03%
  Professional Specialty                         20.11%      21.35%      20.29%
  Technical Support                               6.61%       6.89%       6.55%
  Sales                                          10.76%      10.82%      11.12%
  Administrative Support                         17.93%      16.98%      16.25%
  Service: Private Household                      0.14%       0.29%       0.27%
  Service: Protective                             1.55%       1.27%       1.24%
  Service: Other                                  6.41%       6.73%       7.14%
  Farming, Forestry, & Fishing                    0.50%       0.78%       0.85%
  Precision Production & Craft                    9.64%       9.34%       9.58%
  Machine Operator                                4.47%       4.15%       4.32%
  Transportation & Material Moving                1.49%       1.85%       2.07%
  Laborers                                        1.96%       2.13%       2.29%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        11,944      80,240     185,810
  Working with Child 0-5 Years                    5.95%       5.44%       5.23%
  Not Working with Child 0-5 Years                0.49%       0.37%       0.35%
  Not in Labor Force with Child 0-5 Years         3.51%       3.37%       3.16%
  Working with Child 6-17 Years                   8.67%       9.07%       9.19%
  Not Working with Child 6-17 Years               0.17%       0.22%       0.32%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Not in Labor Force with Child 6-17 Years        2.36%       2.68%       2.81%
  Working with Child 0-5 & 6-17 Years             2.22%       2.51%       2.61%
  Not Working with Child 0-5 & 6-17 Years         0.04%       0.11%       0.11%
  Not in Labor Force with Child 0-5 & 6-17 Years  1.36%       1.71%       1.99%
  Working with No Children                       47.37%      46.73%      45.85%
  Not Working with No children                    2.09%       2.02%       1.98%
  Not in Labor Force with No Children            25.77%      25.76%      26.40%

1990 FAMILIES by NUMBER OF WORKERS                7,336      48,325     113,228
  No Workers                                      9.65%       8.69%       8.78%
  One Worker                                     25.95%      26.50%      26.11%
  Two Workers                                    49.46%      49.92%      50.31%
  Three + Workers                                14.94%      14.89%      14.81%

1990 POPULATION by TRANSPORTATION TO WORK        16,820     113,090     259,977
  Drive Alone                                    83.60%      81.45%      81.09%
  Car Pool                                        8.98%       9.57%       9.90%
  Public Transportation                           2.43%       2.48%       2.68%
  Drive Motorcycle                                0.51%       0.56%       0.56%
  Walked Only                                     1.42%       2.27%       2.08%
  Other Means                                     1.49%       1.50%       1.33%
  Worked at Home                                  1.57%       2.18%       2.35%

1990 POPULATION by TRAVEL TIME TO WORK           16,820     113,090     259,977
  Under 10 Minutes/Work at Home                  10.71%      12.76%      13.12%
  10 to 29 Minutes                               68.10%      65.94%      63.31%
  30 to 59 Minutes                               18.65%      18.64%      20.66%
  60 to 89 Minutes                                1.83%       1.91%       2.10%
  90+ Minutes                                     0.71%       0.75%       0.80%
  Average Travel Time in Minutes                     20          20          20

1990 HOUSEHOLDS by TYPE                          11,733      78,643     181,167
  Single Male                                    13.00%      13.16%      12.87%
  Single Female                                  13.80%      14.04%      14.00%
  Married Couple                                 47.54%      46.36%      47.40%
  Other Family - Male Head                        3.91%       4.29%       4.41%
  Other Family - Female Head                      9.79%      10.09%       9.95%
  Non-Family - Male Head                          7.23%       7.48%       7.01%
  Non-Family - Female Head                        4.74%       4.58%       4.37%

1990 HOUSEHOLDS WITH CHILDREN                     3,158      22,058      52,154
  Married Couple Family                          73.81%      71.73%      72.11%
  Other Family - Male Head                        5.81%       6.30%       6.68%
  Other Family - Female Head                     18.73%      20.26%      19.58%
  Non-Family                                      1.66%       1.71%       1.63%

1990 HOUSEHOLD by AGE by POVERTY STATUS          11,736      78,728     181,714
  Above Poverty, Under Age 65                    81.99%      80.57%      80.34%
  Above Poverty, Age 65+                         13.34%      13.96%      14.45%
  Below Poverty, Under Age 65                     3.31%       4.18%       4.05%
  Below Poverty, Age 65+                          1.36%       1.30%       1.15%

1990 HOUSEHOLDS by NUMBER OF VEHICLES            11,766      78,614     181,110


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  No Vehicles                                     4.90%       5.39%       5.53%
  1 Vehicle                                      32.86%      33.64%      32.76%
  2 Vehicles                                     40.97%      40.66%      40.51%
  3+ Vehicles                                    21.28%      20.31%      21.20%
  Estimated Total Vehicles                       21,517     141,464     328,934

1990 HOUSING UNITS by OCCUPANCY STATUS           12,080      82,214     189,284
  Occupied                                       97.12%      95.66%      95.71%
  Vacant                                          2.88%       4.34%       4.29%

1990 VACANT UNITS                                   347       3,570       8,117
  For Rent                                       58.96%      60.07%      62.05%
  For Sale Only                                  15.11%      12.90%      12.86%
  Seasonal                                        4.74%       4.73%       4.74%
  Other                                          21.19%      22.29%      20.35%

1990 OWNER OCCUPIED PROPERTY VALUES               4,828      32,026      75,514
  Under $25,000                                   0.18%       0.25%       0.24%
  $25,000 to $49,999                              0.57%       0.84%       0.78%
  $50,000 to $74,999                              0.22%       0.33%       0.43%
  $75,000 to $99,999                              0.47%       0.44%       0.49%
  $100,000 to $149,999                            2.44%       2.34%       2.38%
  $150,000 to $199,999                            6.90%       6.59%       6.36%
  $200,000 to $299,999                           47.42%      41.79%      37.13%
  $300,000 to $399,999                           31.83%      33.46%      28.90%
  $400,000 to $499,999                            8.05%      10.93%      13.09%
  Over $500,000                                   1.92%       3.02%      10.20%
  Median Property Value                     $282,729.26 $293,817.24 $307,561.52

1990 Rental Units                                 5,755      40,918      90,331
  Median Rent                                   $777.10     $738.35     $722.06

1990 HOUSING UNITS by # OF PERSONS IN UNIT       11,733      78,643     181,167
  1 Person Units                                 26.79%      27.20%      26.87%
  2 Person Units                                 35.57%      34.89%      34.90%
  3 Person Units                                 18.02%      17.87%      17.44%
  4 Person Units                                 11.90%      12.44%      12.59%
  5 Person Units                                  5.02%       4.86%       4.94%
  6 Person Units                                  1.51%       1.62%       1.84%
  7+ Person Units                                 1.18%       1.11%       1.42%

1990 YEAR ROUND UNITS IN STRUCTURE               12,080      82,214     189,284
  Single Units Detached                          43.31%      43.85%      46.01%
  Single Units Attached                           9.26%       8.93%       8.30%
  Double Units                                    2.08%       2.07%       2.16%
  3 to 9 Units                                   14.34%      14.80%      14.30%
  10 to 19 Units                                  8.33%       7.57%       7.67%
  20 to 49 Units                                  7.62%       9.50%       8.72%
  50+ Units                                      12.38%      11.16%       9.13%
  Mobile Home or Trailer                          1.38%       1.19%       2.82%
  All Other                                       1.29%       0.93%       0.89%
  Single/Multiple Unit Ratio                       1.17        1.17        1.29


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 HOUSING UNITS by YEAR BUILT                 11,766      78,614     181,110
  Built 1989 to March 1990                        0.03%       0.56%       0.58%
  Built 1985 to 1988                              4.21%       5.59%       6.07%
  Built 1980 to 1984                              4.75%       5.36%       5.18%
  Built 1970 to 1979                             24.88%      23.19%      22.65%
  Built 1960 to 1969                             30.76%      30.50%      30.30%
  Built 1950 to 1959                             31.73%      27.36%      24.84%
  Built 1940 to 1949                              3.46%       4.74%       5.72%
  Built 1939 or Earlier                           0.17%       2.70%       4.67%





================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

--------------------------------------------------------------------------------
Demographic Full Data Report
Area(s): Radius 1.0, Radius 3.0, Radius 5.0
--------------------------------------------------------------------------------
2147 NEWHALL ST.                                          Latitude:  37.337914
SANTA CLARA, CA 95051-5886                              Longitude: -121.939362


                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
POPULATION
  2004 Projection                                25,933     208,230     549,770
  1999 Estimate                                  24,696     198,110     521,228
  1990 Census                                    22,758     181,736     473,578
  1980 Census                                    21,189     164,666     424,158
  Growth 1980 to 1990                             7.41%      10.37%      11.65%

1999 ESTIMATED POPULATION by RACE                24,696     198,110     521,228
  White                                          79.95%      69.11%      64.57%
  Black                                           2.29%       3.98%       3.20%
  Asian & Pacific Islander                        9.16%      15.34%      19.41%
  Other Races                                     8.61%      11.56%      12.83%
  Hispanic Origin ( All Races)                   23.28%      30.40%      29.27%

HOUSEHOLDS
  2004 Projection                                10,558      84,122     206,746
  1999 Estimate                                   9,991      79,587     194,998
  1990 Census                                     9,216      72,996     177,110
  1980 Census                                     9,032      69,513     164,636
  Growth 1980 to 1990                             2.04%       5.01%       7.58%

1990 OCCUPIED HOUSING UNITS                       9,216      72,996     177,110
  Owner Occupied                                 43.71%      40.84%      48.37%
  Renter Occupied                                56.29%      59.16%      51.63%
  Persons per Household                            2.22        2.40        2.60

1999 ESTIMATED HOUSEHOLDS by INCOME               9,991      79,587     194,998
  $150,000 or more                                7.34%       6.26%       9.51%
  $100,000 to $149,999                           11.22%      11.80%      14.21%
  $75,000 to $99,999                             14.09%      14.10%      14.95%
  $50,000 to $74,999                             20.54%      22.43%      21.33%
  $35,000 to $49,999                             13.13%      15.07%      13.51%
  $25,000 to $34,999                             10.18%      10.03%       8.67%
  $15,000 to $24,999                             11.64%       9.38%       8.29%
  $5,000 to $14,999                               9.86%       8.86%       7.64%
  Under $5,000                                    2.00%       2.06%       1.88%
  Average Income per Household               $69,529.10  $66,454.57  $74,610.07
  Median Income per Household                $53,878.47  $55,126.30  $61,725.57
  Per Capita Income per Household            $28,425.34  $27,146.13  $28,010.13

POPULATION by SEX                                24,696     198,110     521,228
  Male                                           48.69%      50.97%      50.98%
  Female                                         51.31%      49.03%      49.02%

1990 MARITAL STATUS                              19,901     151,420     387,102
  Single Male                                    22.04%      21.06%      20.44%
  Single Female                                  18.09%      14.49%      13.86%
  Married                                        39.03%      43.40%      46.82%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Previously Married Male                         6.44%       7.59%       6.72%
  Previously Married Female                      14.40%      13.46%      12.16%

1999 ESTIMATED POPULATION by Age                 24,696     198,110     521,228
  Under 5 Years                                   5.07%       6.51%       6.86%
  5 to 9 Years                                    5.45%       6.77%       7.06%
  10 to 14 Years                                  5.01%       6.16%       6.50%
  15 to 17 Years                                  2.31%       2.91%       3.17%
  18 to 20 Years                                  8.25%       3.27%       3.30%
  21 to 24 Years                                  5.21%       4.30%       4.59%
  25 to 29 Years                                  6.73%       8.82%       8.58%
  30 to 34 Years                                  9.62%      10.60%       9.91%
  35 to 39 Years                                  9.53%      10.46%       9.92%
  40 to 49 Years                                 15.45%      16.29%      16.10%
  50 to 59 Years                                  8.78%       9.32%       9.86%
  60 to 64 Years                                  2.82%       3.16%       3.36%
  65 to 69 Years                                  2.77%       2.92%       3.02%
  70 to 74 Years                                  3.25%       2.79%       2.74%
  75+ Years                                       9.75%       5.74%       5.01%
  Median Age                                      36.23       35.32       35.01
  Average Age                                     38.51       36.20       35.69

1999 HISPANIC POPULATION by RACE                  5,749      60,233     152,575
  White                                          63.21%      60.60%      54.39%
  Black                                           0.51%       0.91%       0.84%
  Asian & Pacific Islander                        1.73%       2.46%       2.82%
  Other                                          34.55%      36.03%      41.94%

1990 HISPANIC POPULATION by TYPE                 22,758     181,736     473,578
  Not Hispanic                                   83.21%      77.72%      77.38%
  Mexican                                        12.35%      17.62%      18.26%
  Puerto Rican                                    0.34%       0.51%       0.50%
  Cuban                                           0.33%       0.19%       0.15%
  Other Hispanic                                  3.76%       3.96%       3.72%

1999 ESTIMATED FEMALE POPULATION by AGE          12,672      97,125     255,507
  Under 5 Years                                   4.86%       6.52%       6.88%
  5 to 9 Years                                    5.23%       6.76%       7.06%
  10 to 14 Years                                  4.61%       6.05%       6.43%
  15 to 17 Years                                  2.20%       2.84%       3.14%
  18 to 20 Years                                  8.05%       3.17%       3.22%
  21 to 24 Years                                  4.88%       4.23%       4.42%
  25 to 29 Years                                  6.13%       7.65%       7.51%
  30 to 34 Years                                  8.92%       9.54%       8.95%
  35 to 39 Years                                  8.98%       9.96%       9.50%
  40 to 49 Years                                 14.42%      16.13%      16.09%
  50 to 59 Years                                  8.44%       9.37%      10.02%
  60 to 64 Years                                  2.84%       3.39%       3.58%
  65 to 69 Years                                  3.13%       3.25%       3.34%
  70 to 74 Years                                  3.89%       3.32%       3.22%
  75+ Years                                      13.40%       7.82%       6.64%
  Median Age                                      37.85       36.63       36.26
  Average Age                                     40.89       37.76       37.02


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 POPULATION by URBAN vs RURAL                22,727     181,989     473,942
  Urban                                         100.00%     100.00%     100.00%
  Rural                                           0.00%       0.00%       0.00%

1990 POPULATION by HOUSEHOLD TYPE                22,758     181,736     473,578
  Family Households                              61.58%      72.57%      77.22%
  Non-Family Households                          28.21%      24.02%      20.10%
  Group Quarters                                 10.21%       3.41%       2.68%

1990 POPULATION 25+ by EDUCATION LEVEL           14,998     124,530     316,555
  Elementary (0-8)                                6.77%       8.64%       9.57%
  Some High School (9-11)                        10.39%      11.43%      10.89%
  High School Graduate (12)                      22.95%      20.96%      19.77%
  Some College (13-15)                           21.14%      22.78%      22.30%
  Associates Degree Only                          7.49%       7.96%       8.16%
  Bachelors Degree Only                          18.88%      18.96%      19.58%
  Graduate Degree                                12.38%       9.28%       9.73%

1990 POPULATION ENROLLED IN SCHOOL                7,295      47,482     126,839
  Public Pre-Primary                              2.00%       3.70%       3.51%
  Private Pre-Primary                             2.36%       2.32%       2.63%
  Public Elementary/High School                  22.03%      40.20%      44.60%
  Private Elementary/High School                  4.80%       4.97%       5.16%
  College                                        68.81%      48.81%      44.09%

1990 POPULATION 16+ by EMPLOYMENT STATUS         19,748     149,822     382,712
  Employed in Armed Forces                        0.15%       0.19%       0.25%
  Employed Civilians                             61.89%      67.98%      68.59%
  Unemployed Civilians                            2.99%       3.57%       3.64%
  Not in Labor Force                             34.98%      28.26%      27.52%

1990 POPULATION 16+ by OCCUPATION                12,221     101,850     262,488
  Executive & Managerial                         15.29%      15.41%      15.36%
  Professional Specialty                         20.47%      17.12%      17.34%
  Technical Support                               5.00%       5.39%       5.86%
  Sales                                          11.29%      10.63%      10.55%
  Administrative Support                         20.53%      17.52%      16.64%
  Service: Private Household                      0.33%       0.32%       0.33%
  Service: Protective                             1.37%       1.54%       1.50%
  Service: Other                                  6.82%       9.24%       9.04%
  Farming, Forestry, & Fishing                    0.61%       1.15%       1.33%
  Precision Production & Craft                    8.73%      10.92%      11.04%
  Machine Operator                                4.03%       5.28%       5.57%
  Transportation & Material Moving                2.82%       2.65%       2.44%
  Laborers                                        2.70%       2.83%       2.99%

1990 FEMALES 16+ WITH CHILDREN 0-17 YEARS        10,328      74,339     188,372
  Working with Child 0-5 Years                    4.78%       5.37%       5.36%
  Not Working with Child 0-5 Years                0.42%       0.47%       0.39%
  Not in Labor Force with Child 0-5 Years         2.45%       3.44%       3.65%
  Working with Child 6-17 Years                   4.98%       7.79%       8.86%
  Not Working with Child 6-17 Years               0.12%       0.43%       0.42%
  Not in Labor Force with Child 6-17 Years        1.82%       2.43%       2.81%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  Working with Child 0-5 & 6-17 Years             1.62%       2.27%       2.92%
  Not Working with Child 0-5 & 6-17 Years         0.15%       0.13%       0.19%
  Not in Labor Force with Child 0-5 & 6-17        1.52%       1.93%       2.39%
  Years
  Working with No Children                       43.01%      44.89%      43.49%
  Not Working with No children                    1.94%       2.14%       2.16%
  Not in Labor Force with No Children            37.19%      28.70%      27.37%

1990 FAMILIES by NUMBER OF WORKERS                4,990      42,392     112,694
  No Workers                                     14.44%      10.37%       9.70%
  One Worker                                     26.50%      28.00%      26.03%
  Two Workers                                    49.07%      48.06%      48.77%
  Three + Workers                                10.00%      13.57%      15.49%

1990 POPULATION by TRANSPORTATION TO WORK        11,902     100,180     258,392
  Drive Alone                                    73.89%      78.08%      78.03%
  Car Pool                                        9.35%      10.83%      11.58%
  Public Transportation                           3.04%       4.06%       3.60%
  Drive Motorcycle                                0.48%       0.53%       0.52%
  Walked Only                                     8.02%       2.80%       2.51%
  Other Means                                     1.98%       1.44%       1.55%
  Worked at Home                                  3.23%       2.27%       2.22%

1990 POPULATION by TRAVEL TIME TO WORK           11,902     100,180     258,392
  Under 10 Minutes/Work at Home                  19.15%      12.71%      12.41%
  10 to 29 Minutes                               60.97%      63.17%      60.86%
  30 to 59 Minutes                               17.22%      20.78%      23.20%
  60 to 89 Minutes                                1.88%       2.40%       2.60%
  90+ Minutes                                     0.79%       0.94%       0.93%
  Average Travel Time in Minutes                     18          20          21

1990 HOUSEHOLDS by TYPE                           9,216      72,996     177,110
  Single Male                                    13.31%      14.27%      12.28%
  Single Female                                  20.99%      16.06%      13.59%
  Married Couple                                 39.21%      40.91%      46.26%
  Other Family - Male Head                        3.61%       4.99%       5.15%
  Other Family - Female Head                      9.16%      11.33%      11.17%
  Non-Family - Male Head                          8.05%       7.50%       7.13%
  Non-Family - Female Head                        5.67%       4.94%       4.43%

1990 HOUSEHOLDS WITH CHILDREN                     1,977      19,995      55,096
  Married Couple Family                          69.12%      65.76%      69.62%
  Other Family - Male Head                        7.13%       8.18%       7.39%
  Other Family - Female Head                     21.55%      24.11%      21.26%
  Non-Family                                      2.20%       1.94%       1.72%

1990 HOUSEHOLD by AGE by POVERTY STATUS           9,128      73,104     177,761
  Above Poverty, Under Age 65                    67.25%      76.69%      77.99%
  Above Poverty, Age 65+                         24.45%      15.74%      14.54%
  Below Poverty, Under Age 65                     5.94%       5.65%       5.96%
  Below Poverty, Age 65+                          2.36%       1.92%       1.50%

1990 HOUSEHOLDS by NUMBER OF VEHICLES             9,270      73,111     177,043
  No Vehicles                                    11.46%       8.70%       7.25%


================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
  1 Vehicle                                      35.36%      35.93%      33.19%
  2 Vehicles                                     35.08%      37.79%      38.85%
  3+ Vehicles                                    18.10%      17.58%      20.71%
  Estimated Total Vehicles                       15,151     122,663     313,664

1990 HOUSING UNITS by OCCUPANCY STATUS            9,566      76,601     184,810
  Occupied                                       96.35%      95.29%      95.83%
  Vacant                                          3.65%       4.71%       4.17%

1990 VACANT UNITS                                   349       3,605       7,770
  For Rent                                       52.70%      60.34%      57.95%
  For Sale Only                                  19.34%      11.67%      15.10%
  Seasonal                                        3.01%       3.31%       3.67%
  Other                                          24.96%      24.67%      23.38%

1990 OWNER OCCUPIED PROPERTY VALUES               3,667      25,440      72,589
  Under $25,000                                   0.40%       0.36%       0.37%
  $25,000 to $49,999                              0.56%       0.60%       0.75%
  $50,000 to $74,999                              0.45%       0.48%       0.44%
  $75,000 to $99,999                              1.02%       1.01%       0.99%
  $100,000 to $149,999                            4.41%       4.55%       4.28%
  $150,000 to $199,999                           10.19%      11.32%      10.26%
  $200,000 to $299,999                           52.21%      50.10%      42.55%
  $300,000 to $399,999                           17.50%      23.04%      28.19%
  $400,000 to $499,999                            6.49%       5.99%       8.75%
  Over $500,000                                   6.76%       2.54%       3.42%
  Median Property Value                     $263,185.38 $263,231.60 $277,331.00

1990 Rental Units                                 5,066      42,493      89,731
  Median Rent                                   $640.89     $663.29     $687.36

1990 HOUSING UNITS by # OF PERSONS IN UNIT        9,216      72,996     177,110
  1 Person Units                                 34.30%      30.33%      25.87%
  2 Person Units                                 34.61%      33.71%      33.06%
  3 Person Units                                 15.64%      16.56%      17.45%
  4 Person Units                                  9.70%      10.99%      12.78%
  5 Person Units                                  3.58%       4.79%       5.70%
  6 Person Units                                  1.23%       1.89%       2.52%
  7+ Person Units                                 0.94%       1.72%       2.62%

1990 YEAR ROUND UNITS IN STRUCTURE                9,566      76,601     184,810
  Single Units Detached                          50.81%      39.69%      46.43%
  Single Units Attached                           4.89%       8.60%       9.05%
  Double Units                                    3.55%       3.30%       3.01%
  3 to 9 Units                                   13.96%      17.46%      14.45%
  10 to 19 Units                                  8.59%       9.62%       7.93%
  20 to 49 Units                                  9.50%       9.92%       7.84%
  50+ Units                                       7.48%       9.55%       7.73%
  Mobile Home or Trailer                          0.07%       0.67%       2.45%
  All Other                                       1.15%       1.18%       1.11%
  Single/Multiple Unit Ratio                       1.29        0.97        1.35



================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

                                             Radius 1.0  Radius 3.0  Radius 5.0
================================================================================
1990 HOUSING UNITS by YEAR BUILT                  9,270      73,111     177,043
  Built 1989 to March 1990                        0.18%       0.31%       1.07%
  Built 1985 to 1988                              4.71%       5.76%       6.50%
  Built 1980 to 1984                              3.72%       5.11%       5.58%
  Built 1970 to 1979                              8.46%      19.14%      20.06%
  Built 1960 to 1969                             18.82%      24.25%      26.54%
  Built 1950 to 1959                             26.25%      25.18%      23.53%
  Built 1940 to 1949                             17.03%       9.26%       7.71%
  Built 1939 or Earlier                          20.83%      10.98%       9.01%




================================================================================
      Prepared on: Dec 15, 2000
      (C) 1999 Claritas. All rights reserved. The information above has been obtained from sources believed reliable. However, CB Richard Ellis Global Research and Consulting has not verified it and makes no guarantee, warranty or representation about it. It is your responsibility to independently verify it.

John Ghio
Page 3

                                   APPENDIX D

                        CONSENT OF CB RICHARD ELLIS, INC.


We hereby consent to the use of our name and to the description of our Appraisal, dated December 14, 2000, under the caption "Appraisal" in, and to the inclusion of such Appraisal as Appendix C to, the Proxy Statement of Prometheus Income Partners.


Dated: February 27, 2001                           CB RICHARD ELLIS, INC.


                                             By: __/s/___________________

                            REVOCABLE PROXY
         THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER

     The undersigned hereby appoints ________________, or any of them, with full power of substitution, as attorneys, agents and proxies (the "Proxies") to vote on behalf of the undersigned at the meeting of limited partners of Prometheus Income Partners to be held at 1:30 p.m., local time, on _______ April _, 2001, at [location], or any adjournment or postponement of the meeting:

     (1) Proposal to approve the Second Amended and Restated Agreement and Plan of Merger dated as of January 31, 2001 by and among Prometheus Income Partners, a California limited partnership, PIP Partners - General, LLC, a California limited liability company, and PIP Acquisition, LLC, a California limited liability company. This proposal, together with the merger and all of the transactions contemplated by the merger agreement, is referred to in the accompanying Proxy Statement as the "merger proposal." Approval of the merger proposal will also constitute approval of all of the transactions contemplated by the merger agreement.

                          |_|FOR |_| AGAINST |_| ABSTAIN

     (2) Proposal to permit Prometheus Development Co. to adjourn the meeting to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the meeting to approve the merger proposal. This proposal is referred to in the accompanying Proxy Statement as the "adjournment proposal."

                          |_|FOR |_| AGAINST |_| ABSTAIN

     (3) In their discretion, the Proxies are authorized to vote on such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

                          |_|FOR |_| AGAINST |_| ABSTAIN

     THE GENERAL PARTNER AND THE ACQUIRING PARTIES RECOMMEND A VOTE FOR THE MERGER PROPOSAL AND FOR THE ADJOURNMENT PROPOSAL

     This proxy when properly executed will be voted in the manner directed in this document by the undersigned limited partner. If no direction is made on this card, this proxy will be voted FOR the merger proposal and FOR the adjournment proposal.

     Instructions For Returning Proxy. Please mark, sign, date and return this proxy promptly using the enclosed postage paid envelope or via facsimile, to:

     MacKenzie Partners, Inc.
     156 Fifth Avenue
     New York, NY  10010
     [Fax]

                                           By:
                                               --------------------------------
                                               Name:
                                                     ---------------------------

                                           By:
                                               --------------------------------
                                               Name:
                                                    ---------------------------

     Please sign exactly as name appears hereon. When units are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title of the signer. If a corporation, please sign name by President or other authorized officer. If a partnership, please sign partnership name by authorized person.

     Questions and Information. If you have questions regarding the merger proposal or need assistance in completing your proxy, you may call:

     MacKenzie Partners, Inc.
     (800) 322-2885

     Please mark address changes or corrections above. For all other corrections or changes, please contact MacKenzie Partners, Inc. at the number listed above.

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY AS INSTRUCTED ABOVE.

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

QUESTIONS AND ANSWERS ABOUT THE TRANSACTION..................................1

WHO CAN HELP ANSWER YOUR QUESTIONS?..........................................8

SUMMARY......................................................................9

PARTIES TO THE TRANSACTION...................................................9

PROMETHEUS INCOME PARTNERS.................................................. 9

PIP PARTNERS-GENERAL, LLC...................................................10

PIP ACQUISITION.............................................................11

EFFECTS OF THE TRANSACTION..................................................11

FAIRNESS OF THE MERGER......................................................11

THE MEETING.................................................................11

RECORD DATE; VOTING POWER...................................................13

QUORUM; VOTE REQUIRED.......................................................13

CHANGING YOUR VOTE..........................................................14

STRUCTURE OF THE TRANSACTION................................................15

CONFLICTS OF INTEREST.......................................................17

CONDITIONS TO THE TRANSACTION...............................................17

CONSIDERATION AND FINANCING.................................................18

PROXY SOLICITATION..........................................................19

ACCOUNTING TREATMENT........................................................19

FEDERAL INCOME TAX CONSEQUENCES.............................................19

SUMMARY SELECTED FINANCIAL DATA OF THE PARTNERSHIP..........................20

BACKGROUND..................................................................22

REASONS FOR THE MERGER......................................................22

FAIRNESS OF THE TRANSACTION.................................................24

POSITIVE FACTORS CONSIDERED.................................................26

NEGATIVE FACTORS CONSIDERED.................................................29

ALTERNATIVES TO THE TRANSACTION CONSIDERED..................................31

LIQUIDATION.................................................................32

TENDER OFFER................................................................34

CONTINUED OWNERSHIP OF PROMETHEUS INCOME PARTNERS...........................35

THE MEETING.................................................................37

TIME, DATE AND PLACE........................................................37

MATTERS TO BE CONSIDERED....................................................37

RECOMMENDATIONS OF THE GENERAL PARTNER AND THE ACQUIRING PARTIES............38

RECORD DATE; VOTING POWER...................................................38

                                                                          Page
                                                                          ----

QUORUM......................................................................38

VOTE REQUIRED...............................................................39

CHANGING YOUR VOTE..........................................................40

SOLICITATION OF PROXIES.....................................................40

LIST OF LIMITED PARTNERS....................................................40

THE PARTIES.................................................................41

PROMETHEUS INCOME PARTNERS..................................................41

BACKGROUND..................................................................41

PROPERTIES..................................................................43

CONSTRUCTION DEFECTS........................................................43

RECENT TENDER OFFERS........................................................45

THE PARTNERSHIP AGREEMENT OF PROMETHEUS INCOME PARTNERS.....................46

REPURCHASE RIGHTS...........................................................49

FINANCING...................................................................50

DISTRIBUTIONS...............................................................51

EXECUTIVE OFFICERS..........................................................51

PRINCIPAL UNITHOLDERS.......................................................52

RECENT TRANSACTIONS.........................................................53

PIP PARTNERS - GENERAL, LLC.................................................54

PIP ACQUISITION.............................................................54

THE MERGER..................................................................54

EFFECTS OF THE MERGER ON PROMETHEUS INCOME PARTNERS.........................54

NO DISSENTERS' RIGHTS.......................................................55

FEDERAL INCOME TAX CONSEQUENCES.............................................55

TAXABLE GAIN OR LOSS........................................................55

CHARACTER OF GAIN OR LOSS...................................................56

PASSIVE ACTIVITY LOSSES.....................................................57

INFORMATION REPORTING, BACKUP WITHHOLDING AND FIRPTA........................57

CONSEQUENCES TO A TAX-EXEMPT LIMITED PARTNER................................58

ANTICIPATED ACCOUNTING TREATMENT............................................58

REGULATORY REQUIREMENTS.....................................................59

THE MERGER AGREEMENT........................................................59

PARTIES TO THE MERGER.......................................................59

STRUCTURE; CONSIDERATION....................................................59

                                                                          Page
                                                                          ----

CLOSING OF THE TRANSACTION..................................................59

CONSENT OF LENDER...........................................................59

PAYMENT OF MERGER CONSIDERATION.............................................60

EXPENSES....................................................................60

REPRESENTATIONS AND WARRANTIES..............................................60

CERTAIN COVENANTS...........................................................61

CONDITIONS..................................................................61

TERMINATION.................................................................62

ADDITIONAL INFORMATION CONCERNING UNITS.....................................62

PRINCIPAL HOLDERS OF UNITS..................................................63

CONTRACTS, ARRANGEMENTS AND UNDERSTANDINGS..................................63

PLANS OR PROPOSALS..........................................................64

CERTAIN FINANCIAL PROJECTIONS AND VALUATIONS OF THE PARTNERSHIP.............64

RELATED SECURITY HOLDER MATTERS.............................................66

FORWARD-LOOKING STATEMENTS..................................................66

LIMITED PARTNER PROPOSALS...................................................68

WHERE YOU CAN FIND MORE INFORMATION.........................................69

ANNUAL REPORT AND QUARTERLY REPORT..........................................69

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.............................70

OTHER MATTERS...............................................................70

APPENDIX A  AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER................1

APPENDIX B  SECOND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF
      PROMETHEUS INCOME PARTNERS.............................................1

REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE GENERAL PARTNER.....1